Prospectus dated May 1, 2001

                       AIM/CIGNA Heritage Variable Annuity

                                    Issued by

                   Connecticut General Life Insurance Company

                                     Through

                      CG Variable Annuity Separate Account


                                                   For New York Customers Only
Mailing Address:                                   Mailing Address:
Customer Service Center                            Customer Service Center
P.O. Box 94039                                     P.O. Box 94038
Palatine, IL 60094-4039                            Palatine, IL 60094-4038
Telephone: 800-776-6978                            Telephone: 800-692-4682
Fax: 847-402-9543                                  Fax: 847-402-4361


         This Prospectus describes the AIM/CIGNA Heritage Variable Annuity, an individual and group flexible payment deferred variable annuity contract (the "Contract"). We are no longer offering the Contract for new sales. If you already own a Contract, you may continue to make additional premium payments.

         This Prospectus contains important information about the Contract and the Variable Account that you should know before investing.

         If you would like more information about the AIM/CIGNA Heritage Variable Annuity, you can obtain a free copy of the Statement of Additional Information ("SAI") dated May 1, 2001. Please call, or write to us, at the numbers shown above.

         The SAI has been filed with the Securities and Exchange Commission ("SEC") and is legally a part of this prospectus. The table of contents of the SAI is included at the end of this Prospectus.

         Please note that the Contract and the Portfolios:

          o    Are not bank deposits

          o    Are not federally insured

          o    Are not endorsed by any bank or government agency

          o    Are not guaranteed to achieve their investment goals

          o    Involve risks, including possible loss of premiums.

         This prospectus must be accompanied by the current prospectus of AIM Variable Insurance Funds. You should read it before you invest and retain it for future reference. All Portfolios may not be available. Please call your Financial Advisor or the Customer Service Center to check availability.

         You may direct your premium payments, as well as any money accumulated in your Contract, into the variable sub-accounts of the CG Variable Annuity Separate Account (the "Variable Account") and/or the fixed account with

                                  1 PROSPECTUS
guaranteed interest periods.

         The Variable Account is divided into variable sub-accounts. Each variable sub-account invests exclusively in one Portfolio of the AIM Variable Insurance Funds. You may choose to invest in any of the following 16 Portfolios:


o AIM V.I. Aggressive Growth Fund                       o AIM V.I. Government Securities Fund

o AIM V.I. Balanced Fund                                o AIM V.I. Growth Fund

o AIM V.I. Blue Chip Fund                               o AIM V.I. Growth and Income Fund*

o AIM V.I. Capital Appreciation Fund                    o AIM V.I. High Yield Fund

o AIM V.I. Capital Development Fund                     o AIM V.I. International Equity Fund

o AIM V.I. Dent Demographic Trends Fund                 o AIM V.I. Money Market Fund

o AIM V.I. Diversified Income Fund                      o AIM V.I. New Technology Fund**

o AIM V.I. Global Utilities Fund                        o AIM V.I. Value Fund


* Effective September 18, 2000 all of the assets of the AIM V.I. Global Growth and Income Fund were combined into the AIM V.I. Growth and Income Fund pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the AIM V.I. Global Growth and Income Fund. In conjunction with the combining of the funds, we combined the AIM V.I. Global Growth and Income Sub-Account ("Global Growth and Income Sub-Account") into the AIM V.I. Growth and Income Sub-Account ("Growth and Income Sub-Account"). When the Sub-Accounts were combined, those with interests in the Global Growth and Income Sub-Account received interests in the Growth and Income Sub-Account equal in value to their interests in the Global Growth and Income Sub-Account at the time of the combination. Thereafter, the Global Growth and Income Sub-Account was no longer been offered as an investment option.

** Effective May 1, 2001, the Fund changed its name from AIM V.I. Telecommunications and Technology Fund to AIM V.I. New Technology Fund to reflect changes in its investment policies. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.

         Your investments in the variable sub-accounts are not guaranteed and will vary in value with the investment performance of the Portfolios you select. You bear the entire investment risk for all amounts you allocate to the Variable Account.

         We will credit the money you direct to the fixed sub-accounts with a fixed rate of interest for the duration of the guaranteed period you choose. We set interest rates periodically and will not set them below 3% annually. The interest earned on your money as well as your principal is guaranteed as long as you keep it in the fixed sub-accounts until the end of the guaranteed period. Money that you withdraw or transfer before the end of the guaranteed period will be subject to a Market Value Adjustment. A Market Value Adjustment may increase or decrease your Contract's value.

         The Contract offers you the right to receive monthly annuity payments beginning on the Annuity Date you select. You can receive annuity payments on a fixed or variable basis, or a combination of both.

         The Securities and Exchange Commission has not approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                                  2 PROSPECTUS

              Table of Contents

                                                                          Page

Definitions                                                                  4
Summary
Overview                                                                     7
Premium Payments                                                             7
The Fixed Account                                                            7
The Variable Account                                                         7
Transfers                                                                    7
Cash Withdrawals                                                             8
Free Partial Withdrawals                                                     8
Annuity Payments                                                             8
Death Benefit                                                                8
Additional Features                                                          8
Expenses                                                                     8
Owner Inquiries                                                              9
Expense Table
The Company, the Fixed Account, the Variable Account and the Fund
The Company                                                                 13
The Administrator                                                           13
The Fixed Account                                                           13
The Variable Account                                                        13
The Fund and the Portfolios                                                 14
Premium Payments and Account Values During the Accumulation Period
Premium Payments                                                            16
Your Annuity Account                                                        16
Allocating Your Premium Payments                                            16
Fixed Accumulation Value                                                    16
Guaranteed Periods                                                          16
Guaranteed Interest Rates                                                   16
Variable Accumulation Value                                                 17
Variable Accumulation Units                                                 17
Variable Accumulation Unit Value                                            17
Optional Features
Dollar Cost Averaging                                                       17
Automatic Rebalancing                                                       18
Transfer Privilege
Transfers During the Accumulation Period                                    18
Transfers During the Annuity Period                                         19
Access to Your Money
Cash Withdrawals                                                            19
Minimum Value Requirement                                                   20
Section 403(b) Annuities                                                    20
Death Benefits
Election and Effective Date of Election                                     20
Payment of Death Benefit                                                    21
Spousal Continuation                                                        21
Amount of Death Benefit                                                     21
Surrender of the Contracts
Annuity Provisions
Annuity Date                                                                22
Election -- Change of Annuity Option                                        22
Annuity Options                                                             23
Fixed Annuity Payments                                                      23
Variable Annuity Payments                                                   23
Fixed Annuity Options
Life Annuity Option                                                         24
Life Annuity with Certain Period Option                                     24
Cash Refund Life Annuity Option                                             24
Annuity Certain Option                                                      24
Variable Annuity Options
Variable Life Annuity Option                                                24
Variable Life Annuity with Certain Period Option                            24
Variable Annuity Certain Option                                             24
Additional Annuity Options                                                  25
Determination of Annuity Payments                                           25
Expenses
Withdrawal Charges                                                          25
Free Partial Withdrawal                                                     26
Annuity Account Fee                                                         26
Administrative Fee                                                          26
Premium Taxes                                                               26
Charge for Mortality and Expense Risks                                      27
Market Value Adjustment                                                     27
Other Contract Provisions
Deferral of Payment                                                          28
Designation and Change of Beneficiary                                        29
Exercise of Contract Rights                                                  29
Transfer of Ownership                                                        29
Death of Owner                                                               29
Voting Fund Shares                                                           30
Adding, Deleting or Substituting Investments                                 30
Change in Operation of the Variable Account                                  31
Modifying the Contract                                                       31
Periodic Reports                                                             31
Federal Tax Matters
Taxation of Non-Qualified Contracts                                          32
Taxation of Qualified Contracts                                              32
Possible Tax Law Changes                                                     33
Distribution of the Contracts                                                34
Historical Performance Data                                                  34
Condensed Financial Information                                              36
Table of Contents for the Statement of Additional Information                39

                                  3 PROSPECTUS


              Definitions

        The following special terms are used throughout this Prospectus:

Account Value                           The total value in your Contract. It is equal to the value you have in the Variable Account plus your value in the fixed account.

Accumulation Period                     The time from the date we issue the Contract until the
                                        earliest of: (i) the Annuity Date; (ii) the date on which we pay the death benefit; or (iii) the date on which you surrender or annuitize the Contract.

Annuitant                               The person or persons you identify on whose life we will make the first annuity payment.

Annuity Account                         An account we establish for you to which we credit all your premium payments, net investment gains and interest, and from which we deduct charges and investment losses.

Annuity Date                            The date on which we begin to pay annuity payments to you.

Annuity Option                          The method by which we make annuity payments to you.

Beneficiary                             The person or entity having the right to receive the death benefit set forth in the Contract.

Business Day                            Every day on which the New York Stock Exchange ("NYSE") is open for business. It is also called a "Valuation Date."

Certificate (For Group Contract only)   The document which confirms your coverage under the Contract.

Contract Years and Contract             12-month periods we measure from the Date of Issue.
      Anniversaries


Date of Issue                           The date on which the Contract became effective.

Due Proof of Death                      Any proof of death we find satisfactory, for example, an
                                        original certified copy of an official death certificate or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death.

Fixed Account                           Allocation options under the Contract, other than the Variable
                                        Account, that provide a guarantee of principal and minimum interest. Fixed account assets are our general assets.


                                  4 PROSPECTUS


Fund                                    AIM Variable Insurance Funds.

Guaranteed Period                       Amount That portion of your account value that you allocate to a specific guaranteed period with a specified expiration date. It includes any interest we credit to that amount.

Guaranteed Interest Rate                The interest rate we credit on a compound annual basis
                                        during a guaranteed period.

Guaranteed Period                       The period for which we credit a guaranteed interest rate to any amounts which you allocate to a fixed sub-account. In most states, you may elect a period from one to ten years.

Index Rate                              An index rate based on the Treasury Constant Maturity Series published by the Federal Reserve Board.

In writing                              A written form that we find satisfactory and we receive at our
                                        Customer Service Center.

Market Value Adjustment                 An amount we add to or subtract from certain
                                        transactions involving your interest in the fixed account. The amount of the adjustment reflects the impact of changing interest rates.

Non-Qualified Contract                  A Contract used in connection with a retirement plan
                                        which does not receive favorable federal income tax treatment.

Owner, You, or Your                     The persons entitled to the ownership rights stated in the
                                        Contract. The Certificate Owner under a group contract.

Payee                                   A person who receives payments under the Contract.

Portfolio                               An underlying mutual fund in which a variable sub-account invests.
                                        Each Portfolio is a separate investment series of the Fund which is an investment company registered with the SEC.

Premium Payment                         Any amount you pay to us as consideration for the benefits the
                                        Contract provides.

Qualified Contract                      A Contract used in connection with a retirement plan which receives favorable federal income tax treatment under Sections 401, 403, 408, or
                                        457 of the Internal Revenue Code ("Code").


                                  5 PROSPECTUS


Seven Year Anniversary                  The seventh Contract Anniversary and each succeeding
                                        Contract Anniversary occurring at any seven year interval thereafter, for example, the 14th, 21st and 28th Contract Anniversaries.

Sub-Account                             That portion of the fixed account associated with a specific guaranteed period and guaranteed interest rate and each portion of the Variable
                                        Account which invests in a specific Portfolio of the Fund.

Surrender                               When you elect to end your Contract and receive your account value in a lump sum payment. Your account value will be reduced by any applicable withdrawal charges, contract fees, or premium taxes, and may be either increased or reduced by any market value adjustment that we apply.

Valuation Date                          Every day on which the New York Stock Exchange ("NYSE") is open for business.

Valuation Period                        The period of time over which we determine the change in the value of the variable sub-accounts in order to price Variable Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the NYSE (usually 4:00 p.m. Eastern time) on each Valuation Date and ends at the close of the NYSE on the next Valuation Date. A Valuation Period may be more than one day.

Variable Account                        A separate account divided into variable sub-accounts. Each sub-account invests exclusively in shares of a specific Portfolio of the AIM
                                        Variable Insurance Funds. The assets in the Variable Account are owned by
                                        Connecticut General Life Insurance Company.

Variable Accumulation Unit              A unit of measure we use to calculate the value of
                                        the variable sub-accounts.

We, Us, Our or CG Life                  Connecticut General Life Insurance Company. Our Home
                                        Office is located at 900 Cottage Grove Road, Bloomfield, CT.


     The following terms used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the Contract.


Terms Used in This Prospectus                           Corresponding Term Used in the Contract
Account value                                           Annuity Account Value
Annuity option                                          Income Payments
Fixed sub-account                                       Fixed Account Sub-Account
Variable sub-account                                    Variable Account Sub-Account



                                  6 PROSPECTUS

              Summary


        This summary provides only a brief overview of the more important features of the Contract. The Contract is more fully described in the rest of this Prospectus. Please read the entire Prospectus carefully.

OVERVIEW

We designed the AIM/CIGNA Heritage variable annuity contract as a way for you to invest on a tax-deferred basis in the sub-accounts of the Variable Account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term purposes. The Contract can be used in connection with retirement and tax-deferred plans, some of which may qualify as retirement programs under Sections 401, 403, 408, or 457 of the Code.

     We are no longer offering the Contract for sale.

     The Contract, like all deferred annuity contracts, has two phases: the "accumulation period" and the "income phase." During the accumulation period, your earnings accumulate on a tax-deferred basis and are generally taxed as income when you take them out of the Contract. The income phase occurs when you begin receiving regular annuity payments from your Contract on the Annuity Date. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will determine the dollar amount of any annuity payments you receive during the income phase.

PREMIUM PAYMENTS

Additional payments you direct into a guaranteed period of the fixed account must be at least $500. The minimum payment you can place in a variable sub-account is $100. We must approve any premium payment greater than $1,000,000.

THE FIXED ACCOUNT

You may direct your premium payments into any of the sub-accounts available in the fixed account. We set interest rates at our sole discretion and guarantee a minimum interest rate of three percent (3%) per year, compounded annually. There is no assurance that guaranteed interest rates will exceed 3% per year.

     Each fixed sub-account guarantees interest at a specified rate for a particular period ranging from one to ten years. But you must keep your money in the sub-account for the length of the guaranteed period in order to receive the guaranteed interest rate. If you withdraw or transfer amounts from a fixed sub-account before the end of the guaranteed interest period, we will apply a Market Value Adjustment that could increase or decrease your contract value. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocated to the fixed account, regardless of any effects of the Market Value Adjustment. We do not apply a Market Value Adjustment to the death benefit or annuity payments.

THE VARIABLE ACCOUNT

The Variable Account is divided into sub-accounts. Each variable sub-account uses its assets to purchase, at net asset value, shares of a specific Portfolio of the AIM Variable Insurance Funds. You may invest in any of the following 16 Portfolios of the Fund through this Contract:

         o        AIM V.I. Aggressive Growth Fund
         o        AIM V.I. Balanced Fund
         o        AIM V.I. Blue Chip Fund
         o        AIM V.I. Capital Appreciation Fund
         o        AIM V.I. Capital Development Fund
         o        AIM V.I. Dent Demographic Trends Fund
         o        AIM V.I. Diversified Income Fund
         o        AIM V.I. Global Utilities Fund
         o        AIM V.I. Government Securities Fund
         o        AIM V.I. Growth Fund
         o        AIM V.I. Growth and Income Fund
         o        AIM V.I. High Yield Fund
         o        AIM V.I. International Equity Fund
         o        AIM V.I. Money Market Fund
         o        AIM V.I. New Technology Fund
         o        AIM V.I. Value Fund

     Depending on market conditions, you can earn or lose the money you invest in any of the Portfolios through the variable sub-accounts. We reserve the right to offer other investment choices in the future. All Portfolios may not be available in all states. Please call to determine whether a particular Portfolio is available.

TRANSFERS

You may transfer money among the fixed and variable sub-accounts before the Annuity Date. All transfers are subject to the following conditions:

     o    transfers from any variable or fixed sub-account must be at least
          $100;
     o    transfers to a fixed sub-account must be at least $500; and
     o if your account value remaining in a fixed sub-account is less than $500 or less than $50 in a variable sub-account, then the entire account value within the sub-account must be transferred.

     In addition, we may restrict the number and dollar amount of transfers from a fixed sub-account. We will subject transfers from a fixed sub-account to a Market Value Adjustment, unless the transfer is made on the expiration date of the fixed sub-account. After the Annuity Date, we may permit transfers among the variable sub-accounts subject to certain conditions.

                                  7 PROSPECTUS

CASH WITHDRAWALS

At any time before the Annuity Date, you may take your money out of the Contract. Each cash withdrawal must be at least $50. Withdrawal charges, annuity account fees, premium taxes and a Market Value Adjustment may apply. After the Annuity Date, we do not permit withdrawals under most Annuity Options.

     You may have to pay federal income taxes and a penalty tax on any withdrawals.

FREE PARTIAL WITHDRAWALS

Each Contract Year you may withdraw up to 15% of the total amount of the premium payments you have paid without paying a withdrawal charge.

ANNUITY PAYMENTS

The Contract allows you to receive income under one of 7 annuity payment options. You may choose from fixed payments options, variable payment options, or a combination of both. Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract application.

     If you select a variable payment option, the dollar amount of the annuity payments you receive will go up or down depending on the investment results of the Portfolios in which you invest at that time. If you choose to have any portion of your annuity payments come from the fixed account, the payment amount will be fixed and guaranteed by us.

     Annuity payments may be subject to federal income taxes.

DEATH BENEFIT

If an Owner dies before the Annuity Date, we will pay a death benefit to the surviving Owner, if any, otherwise the Beneficiary. If the deceased Owner (or any Annuitant if an Owner is a non-natural person) dies on or after the Annuity Date, we will not pay a death benefit unless the Annuity Option you select provides for a death benefit. If there is no designated Beneficiary living on the date of death of the Owner, CG Life will pay the Death Benefit upon receipt of due proof of the death of both the owner and the designated Beneficiary in one sum to the estate of the Owner. The death benefit we will pay before the Annuity Date generally equals the greatest of:

     o the account value on the date we deem the death benefit election to be effective;

     o the sum of all premium payments under the Contract, minus all partial withdrawals;

     o your account value on the Seven Year Anniversary immediately preceding the date on which the death benefit election is deemed effective, adjusted for any subsequent premium payments, partial withdrawals and applicable charges;

     o the amount that would have been paid if a full surrender occurred during the day when the death benefit election is deemed effective, including any applicable withdrawal charges and Market Value Adjustment; and

     o the Maximum Anniversary Value, adjusted for any subsequent premium payments and partial withdrawals.

ADDITIONAL FEATURES

Enhanced Dollar Cost Averaging

You can arrange to have money automatically transferred monthly from any of the variable sub-accounts or the One-Year fixed sub-account to your choice of variable and fixed sub-accounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

Automatic Rebalancing

We will, upon your request, automatically transfer amounts among the variable sub-accounts on a regular basis to maintain a desired allocation of your Account Value among the variable sub-accounts.

EXPENSES

Contingent Deferred Sales Charge

We do not deduct a sales charge from your premium payments. However, if you withdraw any part of your account value during the accumulation period, we may deduct a withdrawal charge (contingent deferred sales charge) on any amount you withdraw that exceeds the Free Withdrawal Amount described herein. The withdrawal charge is 7% of the premium payment if you make the withdrawal during the first year after you paid the premium, decreasing by 1% each year. After we have held the premium payment for seven years, the withdrawal charge on that amount of premium is 0%. For purposes of computing the withdrawal charges, amounts are withdrawn in the order in which they are received by us, that is, the oldest premium payment first. We adjust withdrawals from the fixed account by the withdrawal charges and by any applicable Market Value Adjustment. Withdrawal charges may be waived in certain cases.

Market Value Adjustment

A cash withdrawal or transfer from a fixed sub-account during the accumulation period may be subject to a Market Value Adjustment. The Market Value Adjustment will reflect the relationship between the value of a government securities index at the time a cash withdrawal or transfer is made, and the value of that index at the time you paid the premium payments being withdrawn or transferred. The index is published by the Federal Reserve Board and reflects yields on U.S. Government securities of various maturities. The Market Value Adjustment may cause the amount you withdraw or transfer to be higher or lower. The Market Value Adjustment applies to transfers from the fixed account unless the transfer is made at the end of a guaranteed period.

     A Market Value Adjustment may also apply to death benefit payments, but only if it would increase the death benefit. The Market Value Adjustment is not applied against a withdrawal or transfer which occurs on the Expiration Date of a guaranteed period, nor is it applied if it would decrease a death benefit payment. The Market Value Adjustment may be waived in certain cases.

Annuity Account Fee

During the accumulation period, we deduct an annual Annuity Account Fee of $35 from your account value on the last business day of each calendar year, or if you surrender your Contract. After the Annuity Date, we deduct an annual Annuity Account Fee of $35, in approximately equal amounts, from each variable annuity payment you receive during the year. We do not deduct an Annuity Account Fee from fixed annuity payments. State law may require us to reduce the $35 Annuity Account Fee. During the accumulation period, we do not deduct this fee if, when the deduction is to be made, your account value is $100,000 or more.

Administrative Fee

On each business day, we deduct an administrative fee equal to an annual rate of 0.10% of the daily net assets you have in the Variable Account. We deduct this fee to cover our administrative expenses.

Mortality and Expense Risk Charge

On each business day, we deduct a mortality and expense risk charge equal to an annual rate of 1.25% of the daily net assets you have in the Variable Account. We deduct this fee to cover the mortality and expense risks we assume under the Contract.

Taxes

Some states and other governmental entities charge premium and other taxes ranging up to 3.5% on contracts issued by insurance companies. We are responsible for paying these taxes and will make a deduction from your annuity value to pay for them. We will deduct any such taxes when you surrender, withdraw or annuitize, or if we pay a death benefit. We only charge you premium taxes if your state requires us to pay premium taxes.

Fund Charges

Each Portfolio incurs administrative expenses and pays investment advisory fees to its investment adviser. These advisory fees and other Portfolio charges and expenses are indirectly passed on to you.

                                  8 PROSPECTUS

OWNER INQUIRIES

Please direct any questions or requests for additional information to:

Customer Service Center:

P.O. Box 94039 Palatine, IL 60094-4039

Tel: 800-776-6978 Fax: 847-402-9543

For New York Customers Only:

Customer Service Center

P.O. Box 94038 Palatine, IL 60094-4038

Tel: 800-692-4682 Fax: 847-402-4361

                                  9 PROSPECTUS

              Expense Table


     The following Expense Table and examples will help you understand the costs and expenses that you will bear, directly and indirectly, by investing in the Variable Account. For more information, you should read "Contract Charges and Fees" below and consult the Fund's Prospectus. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

Owner Transactions Expenses


Sales Load on Purchases                                                     0%

     Maximum Deferred Sales Charge on Withdrawals (as a percentage of yourpremium payment) (1)~7.0%

Transfer Fee                                                                $0

Annual Annuity Account Fee (2)                                $35 per contract

Variable Account Annual Expenses (as a percentage of average Variable Account assets)

Mortality and Expense Risk Fee                                           1.25%

Administrative Fee                                                       0.10%

Total Separate Account Annual Expenses                                   1.35%




(1) You may withdraw the Free Withdrawal Amount from your Annuity Account once each Contract Year without a withdrawal charge if you have not previously withdrawn all premium payments. The withdrawal charge on the remaining portion is equal to a percentage of the premium payment you withdraw and ranges from 7% to 0%, depending upon the length of time between our acceptance of the premium payment you are withdrawing and your withdrawal. After we hold the premium payment for seven years, you may withdraw that premium payment without a withdrawal charge.

(2) We waive the Annuity Account Fee for account values of $100,000 or more as of the date on which we deduct the charge.


                                 11 PROSPECTUS

AIM Variable Insurance Funds Annual Expenses

(as a percentage of Portfolio average daily net assets after fee waivers and reimbursements) (1)

Fund Annual Expenses (After Voluntary Reductions and Reimbursements)

(as a percentage of Portfolio average daily net assets) (1)


Fund                                                 Management        Total Annual          Fund
                                                        Fees          Other Expenses       Expenses

AIM V.I. Aggressive Growth Fund (2)                    0.80%               0.46%          1.26%
AIM V.I. Balanced Fund                                 0.75%               0.35%          1.10%
AIM V.I. Blue Chip Fund (2,3)                          0.02%               1.38%          1.40%
AIM V.I. Capital Appreciation                          0.61%               0.21%          0.82%
AIM V.I. Capital Development Fund (2)                  0.75%               0.63%          1.38%
AIM V.I. Dent Demographic Trends Fund (2,4)            0.72%               0.78%          1.50%
AIM V.I. Diversified Income Fund                       0.60%               0.30%          0.90%
AIM V.I. Global Utilities Fund                         0.65%               0.45%          1.10%
AIM V.I. Government Securities Fund                    0.50%               0.47%          0.97%
AIM V.I. Growth Fund                                   0.61%               0.22%          0.83%
AIM V.I. Growth and Income Fund                        0.60%               0.24%          0.84%
AIM V.I. High Yield Fund (2)                           0.63%               0.56%          1.19%
AIM V.I. International Equity Fund                     0.73%               0.29%          1.02%
AIM V.I. Money Market Fund                             0.40%               0.31%          0.71%
AIM V.I. New Technology Fund                           1.00%               0.31%          1.31%
AIM V.I. Value Fund                                    0.61%               0.23%          0.84%


(1) Figures shown in the Table are for the year ended December 31, 2000 (except as otherwise noted).

(2)  Expenses have been restated to reflect current fees.

(3) After fee waivers and restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit Total Annual Fund Expenses to 1.40% of average daily net assets until December 31, 2001. Total Annual Fund Expenses before waivers and reimbursements were 2.13%.

(4) After fee waivers and restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit Total Annual Fund Expenses to 1.50% of average daily net assets until December 31, 2001. Total Annual Fund Expenses before waivers and reimbursements were 1.63%.

Examples

     An Owner would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets (and assuming all premium payments are allocated to the Variable Account):

(1)  If the Contract is surrendered at the end of the applicable time period:
     Variable Sub-Accounts


                                                              1 Year     3 Year     5 Year     10 Year
AIM V.I. Aggressive Growth Fund                                $81       $120       $161        $303
AIM V.I. Balanced Fund                                         $80       $115       $153        $286
AIM V.I. Blue Chip Fund                                        $83       $124       $168        $316
AIM V.I. Capital Appreciation Fund                             $77       $106       $138        $258
AIM V.I. Capital Development Fund                              $77       $106       $138        $258
AIM V.I. Dent Demographic Trends Fund                          $84       $127       $173        $326
AIM V.I. Diversified Income Fund                               $78       $109       $143        $266
AIM V.I. Global Utilities Fund                                 $80       $115       $153        $286
AIM V.I. Government Securities Fund                            $78       $111       $146        $273
AIM V.I. Growth and Income Fund                                $77       $107       $139        $260
AIM V.I. Growth Fund                                           $77       $107       $139        $259
AIM V.I. High Yield Fund                                       $81       $118       $157        $296
AIM V.I. International Equity Fund                             $79       $113       $149        $278
AIM V.I. Money Market Fund                                     $82       $121       $164        $308
AIM V.I. New Technology Fund                                   $82       $121       $164        $308
AIM V.I. Value Fund                                            $77       $107       $139        $260



(2)  If the Contract is not surrendered or if it is annuitized:

                                                             1 Year     3 Year     5 Year     10 Year

AIM V.I. Aggressive Growth Fund                                $27        $84       $143        $303
AIM V.I. Balanced Fund                                         $26        $79       $135        $286
AIM V.I. Blue Chip Fund                                        $29        $88       $150        $316
AIM V.I. Capital Appreciation Fund                             $23        $70       $120        $258
AIM V.I. Capital Development Fund                              $23        $70       $120        $258
AIM V.I. Dent Demographic Trends Fund                          $30        $91       $155        $326
AIM V.I. Diversified Income Fund                               $24        $73       $125        $266
AIM V.I. Global Utilities Fund                                 $26        $79       $135        $286
AIM V.I. Government Securities Fund                            $24        $75       $128        $273
AIM V.I. Growth and Income Fund                                $23        $71       $121        $260
AIM V.I. Growth Fund                                           $23        $71       $121        $259
AIM V.I. High Yield Fund                                       $27        $82       $139        $296
AIM V.I. International Equity Fund                             $25        $77       $131        $278
AIM V.I. Money Market Fund                                     $28        $85       $146        $308
AIM V.I. New Technology Fund                                   $28        $85       $146        $308
AIM V.I. Value Fund                                            $23        $71       $121        $260



     These tables are intended to assist you in understanding the costs and expenses that you will incur, directly or indirectly, by investing in the Variable Account. These include the expenses of the Portfolios of the AIM Variable Insurance Funds. See the Fund Prospectus. In addition to the expenses listed above, premium taxes may be applicable.

     These examples reflect the annual $35 Annuity Account Fee as an annual charge of 0.07% of assets, based on an average account value of $50,000.

     The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

     Condensed Financial Information is found at the end of this prospectus.


                                 13 PROSPECTUS

     The Company, The Fixed Account, The Variable Account and The Fund

THE COMPANY

Connecticut General Life Insurance Company ("CG Life") is a stock life insurance company incorporated in Connecticut in 1865. Our Home Office mailing address is Hartford, Connecticut 06152. Our telephone number is (860) 726-6000. We do business in fifty states, the District of Columbia and Puerto Rico. We issue group and individual life and health insurance policies and annuities. We have various wholly owned subsidiaries which are generally engaged in the insurance business.

     We are a wholly owned subsidiary of Connecticut General Corporation, Hartford, Connecticut. Connecticut General Corporation is wholly owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is CG Life.

THE ADMINISTRATOR

Allstate Life Insurance Company and Allstate Life Insurance Company of New York (together, "Allstate") perform certain administrative functions relating to the Contracts, the fixed account, and the variable account. Allstate will, among other things, maintain the books and records of the sub-accounts, the variable account, and the fixed account. Allstate will also maintain records of the name, address, contract number, Annuity Account value, and any other information necessary to operate and administer the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.

THE FIXED ACCOUNT

The fixed account is part of our general account and is made up of our general assets, other than those held in any separate account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the "1933 Act"), and neither the fixed account nor our general account has been registered under the Investment Company Act of 1940 (the "1940 Act"). Therefore, neither the fixed account nor any interest therein is generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, we have been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the fixed account.

     The assets in the fixed sub-accounts are part of our general account assets and are available to fund the claims of all our creditors and to fund benefits under the Contract. You do not participate in the investment performance of the fixed account's assets or our general account. Instead, we credit a specified rate of interest, declared in advance, to amounts you allocate to the fixed account. We guarantee this rate to be at least 3% per year. We may credit interest at a rate greater than 3% per year, but we are not obligated to do so.

     You may direct your premium payments, and any portion of your account value, to any available fixed sub-account. Each fixed sub-account credits guaranteed interest rates for a guaranteed interest period. Currently, 3 guaranteed periods range from one to ten years, although we may offer different guaranteed periods in the future. When you direct money to a fixed sub-account, you select the number of years (the guaranteed period) during which you will keep money in that fixed sub-account. You may select one or more fixed sub-accounts at any one time. If you keep your money in the fixed sub-account for the length of the sub-account's guaranteed period, we will credit interest at the rate we specified for that sub-account.

     But if you withdraw, or transfer, any money from the sub-account before its expiration date for any reason, we will apply a Market Value Adjustment to the amount you withdraw (see "Market Value Adjustment"). We may also apply a withdrawal charge. We guarantee, however, that you will be credited with an interest rate of at least 3% per year, compounded annually, on amounts you allocate to any fixed sub-account, regardless of any effects of the Market Value Adjustment. The Market Value Adjustment will not reduce the amount available for withdrawal or transfer to an amount less than the initial amount you allocated or transferred to the fixed sub-account plus compound interest of 3% per year. (However, if we apply a withdrawal charge, the amount you receive may be less than your original allocation credited with 3% compounded interest per year.) We reserve the right to defer the payment or transfer of amounts you withdraw from the fixed account for up to six (6) months from the date we receive a proper request for such withdrawal or transfer.

THE VARIABLE ACCOUNT

The Contract permits you to invest in the Portfolios through the variable sub-accounts. Your account value and/or variable annuity payments will reflect the investment performance of the Portfolios in which you invest through the variable sub-accounts. The values of the shares of the Portfolios held by the Variable Account will fluctuate and are subject to the risks of changing economic conditions as well as the risk that the Fund's management may not make necessary changes in its Portfolios to anticipate changes in economic conditions. Therefore, you bear the entire investment risk that the Contract's basic objectives may not be realized and that the adverse effects of inflation may not be lessened. We cannot guarantee that the total surrender proceeds or the aggregate amount of annuity payments you receive will equal or exceed the premium payments you make.

     We established the Variable Account as a separate account on May 15, 1992, pursuant to a resolution of our Board of Directors. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to our other income, gains, or losses. Assets we maintain in the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, will not be charged with any liabilities arising out of any of our other business. All obligations arising under the Contract, including the promise to make annuity payments, are our general corporate obligations.

     Effective January 1, 1998, CG Life contracted the administrative servicing obligations with respect to its individual variable annuity business to The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("LLANY"). Effective September 1, 1998, Lincoln Life and LLANY subcontracted the administrative servicing obligations with respect to the variable annuity business included in the Variable Account to Allstate. Although CG Life was responsible for all Contract terms and conditions, Lincoln Life and LLANY were responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration, until these services were transitioned to the Allstate Companies on April 12, 1999.

     The Variable Account is registered with the SEC as a unit investment trust under the Act and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve their supervision of our management or investment practices or policies, or those of the Variable Account.

     The Variable Account is divided into variable sub-accounts. Each variable sub- account invests exclusively in shares of a specific Portfolio of the Fund. All amounts you allocate to the Variable Account will be used to purchase shares of the Portfolios in accordance with your instructions at their net asset value. Any and all distributions the Fund makes with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value.

     We will make deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, annuity account fees, and any applicable taxes by redeeming the number of Portfolio shares at their net asset value that equals the amount to be deducted. The Variable Account will purchase and redeem Portfolio shares on an aggregate basis. The Variable Account will be fully invested in Portfolio shares at all times.

                                 13 PROSPECTUS

THE FUND AND THE PORTFOLIOS

AIM Variable Insurance Funds (the "Fund") is an open-end investment management company registered under the Act. Shares of the Portfolios of the Fund are offered to both registered and unregistered separate accounts of insurance companies and to certain pension and retirement plans. The general public may not purchase shares of the Portfolios.

     A I M Advisors, Inc. ("AIM"), the Fund's investment adviser, its affiliates, and any insurance companies with separate accounts investing in the Fund must report certain potential and existing conflicts of interests to the Fund's Board of Trustees. These include any potential or existing conflicts between the interests of owners/participants of variable annuity contracts and owners of variable life insurance contracts that invest in shares of the Fund. The Board of Trustees, a majority of whom are not "interested persons" of the Fund, as that term is defined in the Act, will monitor the Fund to identify any such irreconcilable material conflicts and to determine what action, if any, the Fund, AIM, or its affiliates should take.

                                 14 PROSPECTUS

     You may invest in any of the variable sub-accounts, each of which corresponds to one of the following 16 Portfolios of the Fund:




Fund:                                                        Investment Objective (1):

AIM V.I. Aggressive Growth Fund (2)                          Long-term growth of capital

AIM V.I. Balanced Fund                                       Achieve as high a total return as possible, consistent
                                                             with preservation of capital

AIM V.I. Blue Chip Fund                                      Long-term growth of capital with a secondary objective of
                                                             current income

AIM V.I. Capital Appreciation Fund                           Growth of capital

AIM V.I. Capital Development Fund                            Long-term growth of capital

AIM V.I. Dent Demographic Trends Fund                        Long-term growth of capital

AIM V.I. Diversified Income Fund                             High level of current income

AIM V.I. Global Utilities Fund                               Achieve a high total return

AIM V.I. Government Securities Fund                          High level of current income consistent with reasonable
                                                             concern for safety of principal

AIM V.I. Growth Fund                                         Growth of capital

AIM V.I. Growth and Income Fund                              Growth of capital with a secondary objective of current
                                                             income

AIM V.I. High Yield Fund                                     High level of current income

AIM V.I. International Equity Fund                           Long-term growth of capital

AIM V.I. Money Market Fund                                   As high a level of current income as is consistent with
                                                             the preservation of capital and liquidity

AIM V.I. New Technology Fund                                 Long-term growth of capital

AIM V.I. Value Fund                                          Long-term growth of capital with income as a secondary
                                                             objective.



(1) A fund's investment objective may be changed by the Fund's Board of Trustees without shareholder approval.

(2) Due to the sometime limited availability of common stocks of small-cap companies that meet the investment criteria for AIM V.I. Aggressive Growth Fund, the Fund may periodically suspend or limit the offering of its shares. The Fund will be closed to new participants when Fund assets reach $200 million. During closed periods, the Fund will accept additional investments from existing participants.

     The Fund pays advisory fees to AIM for its services pursuant to an investment advisory agreement. AIM, a Delaware corporation, also serves as investment adviser to certain other investment companies.

     The investment objectives and policies of the Portfolios may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios or mutual funds will be similar to those of the underlying Portfolios.

     There is no assurance that any Portfolio will achieve its stated investment objective. Each Portfolio's investment objective may be changed by the Funds' Board of Trustees without shareholder approval. A more detailed description of the Fund, the Portfolios, their investment objectives, policies and restrictions and expenses is found in the Fund's Prospectus and SAI. You should read the Fund's Prospectus carefully before you invest.


                                 15 PROSPECTUS

     Premium Payments and Account Values During the Accumulation Period


PREMIUM PAYMENTS

All premium payments must be paid to us or to our authorized agent. When you apportion your premium payments among the sub-accounts, the minimum you can put into a fixed sub-account is $500; the minimum for a variable sub-account is $100.

     We may reduce the minimum premium payment requirements under group contracts if premium payments are paid through employee payroll deduction. We may also reduce the minimum premium payment requirements if you use the Contract under a program that qualifies under Section 403 or 408 of the Code. We must pre- approve any premium payment in excess of $1,000,000.

     If we receive any premium payment at our Customer Services Center before the closing time of the New York Stock Exchange (usually 4 p.m. Eastern Time), we will credit the payment to your Annuity Account the same day we receive it. Otherwise, we will credit your payment on the next business day.

     We reserve the right in our sole discretion not to accept a premium payment. In addition, we may postpone the payment of any amount under the Contract which is derived, all or in part, from any premium payment you paid by check or draft until we determine the check or draft has been honored.

YOUR ANNUITY ACCOUNT

Each premium payment you make will be credited to your Annuity Account. The value of your Annuity Account for any Valuation Period is equal to the sum of your variable accumulation value plus your fixed accumulation value. The Annuity Account shall continue in full force until the earliest of:

     o    the Annuity Date;

     o    the date we pay all death benefits under the Contract;

     o    the date you surrender the Contract; or

     o the date your account value no longer meets the Minimum Value Requirement described below.

     o    Cash withdrawals may cause us to discontinue your Annuity Account.

ALLOCATING YOUR PREMIUM PAYMENTS

We will allocate your premium payments as you specify. If you wish to change your allocation instructions, you must do so In writing. You must make allocations to multiple sub-accounts in whole percentages.

     If your allocation instructions would place less than to $500 in a fixed sub- account, we will promptly ask you for further instructions regarding how we should apportion the premium.

FIXED ACCUMULATION VALUE

The fixed accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the values of all the fixed sub-accounts to which you have allocated money.

GUARANTEED PERIODS

You may allocate your premium payments, or transfer your account value, to any fixed sub-account we offer. Each fixed sub-account will credit guaranteed interest rates for the length of a guaranteed period ranging from one to ten years. The length of the sub-account's guaranteed period will affect the rate of interest we credit to the sub-account.

     Your money in a fixed sub-account will earn interest at a guaranteed interest rate during the sub-account's guaranteed period, unless you withdraw value before the guaranteed period expires. The guaranteed period starts on the date we accept a premium payment or, in the case of a transfer, on the effective date of the transfer. The guaranteed period expires on the date that equals its start date plus the number of calendar years in the guaranteed period.

     We will credit interest daily at a rate equivalent to a compound annual rate. We will set the interest rate from time to time. A renewal and/or a transfer will begin a new fixed sub-account for the guaranteed period you select. Amounts you allocate at different times to fixed sub-accounts with the same guaranteed period may have different interest rates. Each fixed sub-account will be treated separately for purposes of determining whether to apply a Market Value Adjustment.

     We will notify you in writing before the expiration date for any guaranteed period. We will automatically roll over the amount in an expiring sub-account into a sub-account with the same guaranteed period, unless you notify us otherwise. Transfers at the end of a guaranteed period do not count as transfers (See "Transfers" in this Prospectus) and are not subject to restrictions on fixed account transfers.

GUARANTEED INTEREST RATES

From time to time, we will set current guaranteed interest rates for the guaranteed periods of the fixed account. We will set interest rates at our discretion. We have no specific formula for determining the rates we declare. Once you allocate money to a fixed sub-account for a guaranteed period, the interest rate is guaranteed for the entire duration of the guaranteed period. Any amount you withdraw from the sub-account will be subject to any applicable withdrawal charges, Annuity Account Fees, Market Value Adjustment, premium taxes or other fees. We will also apply a Market Value Adjustment to amounts you transfer out of a fixed sub-account before the end of the guaranteed period.

     The guaranteed interest rate will not be less than 3% per year compounded annually, regardless of any Market Value Adjustment we may apply. We have no obligation to declare a rate greater than 3%. You assume the risk that we will not declare interest rates greater than 3%.

VARIABLE ACCUMULATION VALUE

The variable accumulation value of your Annuity Account for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units credited to your Annuity Account.

                                 16 PROSPECTUS

VARIABLE ACCUMULATION UNITS

We credit premium payments to your Annuity Account in the form of Variable Accumulation Units. We determine the number of Variable Accumulation Units we credit by dividing the dollar amount you allocate to the particular variable sub-account by the Variable Accumulation Unit Value for the particular sub-account for the Valuation Period during which we receive and accept the premium payment.

VARIABLE ACCUMULATION UNIT VALUE

We established the initial Variable Accumulation Unit Value for each sub-account at $10. We recalculate the Variable Accumulation Unit Value for each sub-account at the close of each Valuation Date. The Variable Accumulation Unit Value will reflect the investment performance of the underlying Portfolio in which the sub-account invests, the deduction of the mortality and expense risk charge and the deduction of the Administrative Fee.

     For a detailed discussion of how we determine Variable Accumulation Unit Value, see the SAI.

     Optional Features

     You may elect to enroll in either of the following programs. However, you may not be enrolled in both programs at the same time.

DOLLAR COST AVERAGING

Dollar Cost Averaging is a program which allows you to systematically transfer a specific dollar amount each month from any variable sub-account or the One- Year fixed sub-account to one or more variable sub-accounts. By transferring set amounts on a regular schedule, instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high.

     You may select Dollar Cost Averaging by having at least $1,000 in a variable or One-Year fixed sub-account. You must transfer at least $50 per month. You may enroll in this program at any time by calling us or by providing us the information we request on the Dollar Cost Averaging election form.

     You must have sufficient value in the variable or One-Year fixed sub-account. We do not permit transfers to or from any fixed sub-account other than the One- Year fixed sub-account under Dollar Cost Averaging. We may, at our sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

     Dollar Cost Averaging will terminate when any of the following occurs:

     o    the number of designated transfers has been completed;

     o the value of the variable or the One-Year fixed sub-account is insufficient to complete the next transfer;

     o you request termination by telephone or in writing (we must receive such request at least one week before the next scheduled transfer date to take effect that month); or

     o    you surrender the Contract.

     The Dollar Cost Averaging program is not available following the Annuity Date. We do not currently charge for Dollar Cost Averaging but we may do so.

     We do not control the Fund and cannot guarantee that it will accept transfers under the Dollar Cost Averaging program. We reserve the right to discontinue or change this program at any time.

     We do not guarantee that the dollar cost averaging program will result in annuity account values which equal or exceed the value of your Premium Payments. The Dollar Cost Averaging program may not achieve its objective. We do not guarantee that the program will result in a profit, or protect against loss, nor do we guarantee that it produces better results than a single lump- sum investment.

                                 17 PROSPECTUS

AUTOMATIC REBALANCING

Automatic Rebalancing is an option which periodically restores to a pre-determined level the percentage of annuity value allocated to each variable sub-account (e.g., 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation you initially selected when you purchased the Contract, unless you subsequently change it. You may change the Automatic Rebalancing allocation at any time by submitting a request to us In Writing.

     If you elect Automatic Rebalancing, all premium payments you allocate to the variable sub-accounts must be subject to Automatic Rebalancing. The fixed sub- account is not available for Automatic Rebalancing.

     You may choose to rebalance monthly, quarterly, semi-annually or annually. Once the rebalancing option is activated, any variable sub-account transfers you execute outside of the rebalancing option will immediately terminate the Automatic Rebalancing option. Any subsequent premium payment or withdrawal that Modifies the net account balance within each variable sub-account may also cause the Automatic Rebalancing option to terminate. We will confirm any such termination to you. You may terminate the Automatic Rebalancing option or re-enroll at any time by calling or writing us.

     The Automatic Rebalancing program is not available following the Annuity Date. We do not currently charge for Automatic Rebalancing but we may do so.

     Transfer Privilege


TRANSFERS DURING THE ACCUMULATION PERIOD

During the Accumulation Period you may transfer all or part of your account value to one or more variable or fixed sub-accounts. Transfers from the fixed sub-accounts are subject to the following conditions:

     o you must transfer at least $100 unless you are transferring the entire value of the sub-account;

     o    the amount you transfer to any fixed sub-account must be at least
          $500;

     o there must be at least $500 remaining in the sub-account after the transfer; and

     o    transfers may be subject to a Market Value Adjustment.



     Amounts you transfer into a fixed sub-account will earn interest at the guaranteed interest rate we declare for that guaranteed period as of the effective date of the transfer. We also may defer transfers of amounts from the fixed account for a period not greater than six (6) months from the date we receive the transfer request.

     Transfers from the variable sub-accounts are subject to the following conditions:

     o you must transfer at least $100 unless you are transferring the entire value of the sub-account;

     o the amount you transfer to any variable sub-account must be at least $100; and

     o there must be at least $50 remaining in the sub-account after the transfer.

     We may otherwise restrict the transfer privilege in any way or eliminate it entirely. Transfer requests In writing must be on a form we find acceptable.

     Telephone Transfers. We will allow telephone transfers automatically.

     We will take the following procedures to confirm that instructions we receive by telephone are genuine.

     o before a service representative accepts any request, the representative will ask the caller for specific information to validate the request;

     o    we will record all calls; and

     o    we will confirm in writing all transactions we perform.

     We are not liable for any loss, cost or expense for acting on telephone instructions which we believe are genuine, if we act in accordance with these procedures.

     A transfer from a fixed sub-account before its expiration date will be subject to a Market Value Adjustment. Transfers involving Variable Accumulation Units will be subject to any conditions the Fund imposes. A transfer from a variable sub-account will be effective on the date we receive the request for transfer, provided we receive the request before 4:00 p.m. Eastern Time on a day which the New York Stock Exchange is open for business. Otherwise, the transfer will become effective on the next day the New York Stock Exchange is open for business. Under current law, there will not be any tax liability to you for making a transfer.

                                 18 PROSPECTUS

TRANSFERS DURING THE ANNUITY PERIOD

After the Annuity Date, the Payee receiving variable annuity payments may transfer value among the variable sub-accounts in which the Contract is invested. The request must be In writing. We will exchange the value of the number of Annuity Units from the variable sub-accounts you specify for other Annuity Units, so that the value of an annuity payment made on the date of the exchange will not be affected by the exchange. Each Payee is limited to three exchanges per Contract Year after the Annuity Date. Such exchanges may be made only between variable sub-accounts. We will make exchanges using the Annuity Unit values for the Valuation Period during which we receive the request for exchange.

     Access to your Money


CASH WITHDRAWALS

During the accumulation period, you may request a cash withdrawal. Any withdrawal from the Variable Account will be effective on the date that we receive it, so long as we receive the request by 4:00 p.m. Eastern Time. We will process your withdrawal request within seven days of our receipt of your request.

     You may request a full surrender or a partial cash withdrawal. A request for a partial withdrawal will result in the cancellation of a portion of your account value equal to the dollar amount of the cash withdrawal payment, plus or minus any applicable Market Value Adjustment, plus any applicable withdrawal charge and premium taxes. Upon request, we will advise you of the amounts that we would pay to you if you request a full surrender or partial withdrawal.

     A partial cash withdrawal must be at least $50. When electing such a partial withdrawal, you must tell us:

     o    the amount to be withdrawn; and

     o    the sub-accounts from which to take the money.

     Partial withdrawals may not reduce the total account value below $1,000. If you do not specify the sub-accounts from which we should take the withdrawal, we will withdraw the requested amount pro-rata from each variable and fixed sub-account you maintain. If such a pro-rata withdrawal reduces the value of any fixed sub-account below $500, or any variable sub-account balance below $50, we will transfer the value of those sub-accounts to that variable sub-account where you maintain the highest value, or to the fixed account if there is no variable sub-account where you maintain a balance greater than $50.

     All cash withdrawals from any fixed sub-account will be subject to the Market Value Adjustment, except those which become effective upon the expiration date of the sub-account's guaranteed period. If you make a partial cash withdrawal, we will assess any applicable withdrawal charge, Market Value Adjustment, and premium taxes pro-rata against the amounts you have remaining in each sub-account. If you request a full surrender of the Contract, we will assess any applicable withdrawal charges, Market Value Adjustment, Annuity Account Fee, and premium taxes against the amount you withdraw. We will deduct the Annuity Account Fee and any applicable Market Value Adjustment from the Annuity Account before we apply any withdrawal charge.

     We may defer the payment of amounts withdrawn or transferred from the fixed account for a period not to exceed six (6) months from the date we receive your written request for such withdrawal or transfer.

     Cash withdrawals from a variable sub-account will result in the cancellation of Variable Accumulation Units from your Annuity Account. These Variable Accumulation Units will have an aggregate value on the effective date of the withdrawal equal to the total amount by which we reduce the account value (which amount will include any applicable withdrawal charge). We will base the cancellation of such units on the Variable Accumulation Unit values of the variable sub-accounts at the end of the Valuation Period during which we receive your cash withdrawal request.

     Income taxes, federal tax penalties and other restrictions may apply to any withdrawals you make. See "Federal Tax Matters".

                                 19 PROSPECTUS

MINIMUM VALUE REQUIREMENT

If you request a partial withdrawal which would cause your account value to fall to less than $1,000, then we will treat the partial withdrawal as a request for a full surrender. We will terminate your Contract as if you surrendered the Contract if you do not make premium payments under the Contract for three consecutive years and the account value has fallen below $1,000 during this period. Before we exercise this right to terminate, we will give you thirty (30) days notice and the opportunity to make an additional premium payment to increase the account value above the minimum amount. On termination, you will receive the amount which we would have paid had the Contract been fully surrendered. We may also transfer any fixed sub-account balance which has a value below $500 and any variable sub-account balance which has a value below $50 to that variable sub-account where you maintain the highest value or to the fixed account if there is no variable sub-account where you maintain a balance greater than $50.

SECTION 403(B) ANNUITIES

The Code imposes restrictions on cash withdrawals if your Contract is used with
Section 403(b) annuities. In order for such a Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988 ("Pre-1989, Salary Reduction Account Value") may be made only when you attain age 591'2, separate from service with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989, on Pre-1989 Salary Reduction Account Values, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Values").

     Withdrawals of Restricted Account Values are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. Hardship (and other) withdrawals may be subject to a 10% tax penalty, in addition to any withdrawal charge, Market Value Adjustment, Annuity Account Fee, and premium taxes applicable under the Contract.

     Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers the plan for information as to such investment alternatives.

     With respect to the restrictions on withdrawals from the Variable Account, we are relying upon a no-action letter dated November 28, 1988, from the staff of the Commission to the American Council of Life Insurance. We have complied or will comply with the requirements of that no-action letter.

     Death Benefits


     In the event of the death of any Owner before the Annuity Date, we will pay a death benefit to the surviving Owner, if any, otherwise the Beneficiary upon receipt of due proof of the Owner's death. If there is no designated Beneficiary living on the date of the Owner's death, we will, upon receipt of due proof of death of both the Owner and the designated Beneficiary, pay the death benefit in one lump sum to the Owner's estate. If the death of any Annuitant occurs on or after the Annuity Date, no death benefit will be payable under the Contract except as may be provided under the Annuity Option elected.

ELECTION AND EFFECTIVE DATE OF ELECTION

During your lifetime and before the Annuity Date, you may elect In writing to have the death benefit applied under the Annuity Options for the Beneficiary after the Owner's death.

     If no death benefit payment method is in effect on the date of the Owner's death, the Beneficiary may elect:

     o    to receive the death benefit in the form of a single cash payment; or

     o to have the death benefit applied under the Annuity Options (on the Annuity Date).

     The Beneficiary must make the election to us In writing. Your election of an Annuity Option specifying the method by which the death benefit shall be paid will become effective on the date we receive it. Any Annuity Option the Beneficiary elects will become effective on the later of:

     o    the date we receive the election; or

     o    the date we receive due proof of the Owner's death.

     If we do not receive the Beneficiary's election within 60 days following the date we receive due proof of the Owner's death, the Beneficiary will be deemed to have elected on such 60th day to receive the death benefit in the form of a single cash payment. We reserve the right to waive or extend the 60 day limit.

     The Annuity Option you or the Beneficiary elect may be restricted by the Code. See "Federal Tax Matters" for further discussion.

                                 20 PROSPECTUS

PAYMENT OF DEATH BENEFIT

If the Beneficiary requests the death benefit to be paid in cash, subject to our receipt of due proof of death, we will make payment within seven days of the date the election becomes effective or is deemed to become effective. If we will pay the death benefit in one lump sum to the Owner's estate, we will make the payment within seven (7) days of the date we receive due proof of the death of the Owner and/or the designated Beneficiary, as applicable. We may defer any such payment of amounts derived from the Variable Account in accordance with the Act. If we must make payment under any of the Annuity Options, the Annuity Date will be thirty (30) days following the effective date or the deemed effective date of the election. We will maintain your Annuity Account in effect until the Annuity Date.

SPOUSAL CONTINUATION

If the death benefit is payable to your spouse, your spouse may elect to receive the death benefit or may continue the Contract in the Accumulation Period as if the death had not occurred. If the surviving spouse continues the Contract in the Accumulation Period, the following conditions apply:

     o On the day the Contract is continued, the account value will be the death benefit as determined at the end of the Valuation Period during which we receive due proof of death.

     o The surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge or Market Value Adjustment. (This feature may not be available in all states. Please consult with your representative for further information).

     o Prior to the Annuity Date, the amount of the death benefit of the continued Contract will be the greatest of:

     o The account value on the date we determine the amount of the death benefit; or

     o The sum of all premium payments reduced by the sum of all partial withdrawals; or

     o The amount that would have been payable in the event of a full surrender of the Annuity Account on the date the death benefit election is effective or is deemed to become effective.

     Other death benefit alternatives in the Contract (including the Maximum Anniversary Value feature described immediately below) will no longer apply if the surviving spouse chooses to continue the Contract.

AMOUNT OF DEATH BENEFIT

We do not assess Market Value Adjustment or withdrawal charges against amounts which we apply toward payment of a death benefit. We determine the amount of the death benefit as of the effective date or deemed effective date of the death benefit election (not as of the date of death). Unless there is a transfer of ownership, the death benefit is equal to the greater of:

     o the account value for the Valuation Period during which the death benefit election is effective or deemed to become effective;

     o the sum of all premium payments under the Contract, minus the sum of all partial withdrawals from the Contract;

     o your account value on the Seven Year Anniversary immediately preceding the date the death benefit election is effective or is deemed to become effective, adjusted for any subsequent premium payments and partial withdrawals and charges;

     o the amount that would have been payable in the event of a full surrender of the Contract including surrender charges and any applicable Market Value Adjustment on the date the death benefit election is effective or is deemed to become effective; or

     o the Maximum Anniversary Value between the "Enhanced Death Benefit Endorsement" effective date and the date we calculate the death benefit, adjusted for any subsequent premium payments, partial withdrawals and applicable charges.

     On each Contract Anniversary, the "Maximum Anniversary Value" is equal to the greater of the account value of the most recently calculated Maximum Anniversary Value. Premium payments will increase the Maximum Anniversary Value dollar for dollar. Partial withdrawals will reduce the Maximum Anniversary Value according to a withdrawal adjustment, described below.

     The calculation of the Maximum Anniversary Value will begin on your first Contract Anniversary after the endorsement effective date. Unless the death benefit becomes payable, we will recalculate the Maximum Anniversary Value until the first Contract Anniversary after the 75th birthday of the Owner, or five years from the endorsement effective date, whichever is later. After that date, we will recalculate the Maximum Anniversary Value only for premium payments and withdrawals. The Maximum Anniversary Value will never be greater than the maximum death benefit allowed by any state non-forfeiture laws that govern the Contract.

     The withdrawal adjustment is equal to: (i) the withdrawal amount divided by
(ii) the account value immediately prior to the withdrawal, with the result multiplied by (iii) the value of the Maximum Anniversary Value immediately prior to the withdrawal.

     Surrender of the Contracts


     At any time before the Annuity Date, you may elect to surrender the Contract and receive a cash payment. On the Surrender Date, we will cancel your Annuity Account and we will pay the account value, minus any applicable withdrawal charges, Annuity Account Fee, and premium taxes, and plus or minus any applicable Market Value Adjustment. We will make the payment to you within seven days of the Surrender Date in the form of a cash payment. We may be permitted to defer any such payment of amount derived from the Variable Account in accordance with the Act. We may defer the payment of amounts withdrawn from the fixed account for a period not greater than 6 months from the date we receive your written request for such withdrawal.


     Following a surrender of the Contract, or if the Contract terminates for any other reason, all your rights, and those of the Annuitant, and Beneficiary will terminate.

     Income taxes, federal tax penalties and other restrictions may apply to any surrender. See "Federal Tax Matters."


                                 21 PROSPECTUS

     Annuity Provisions


ANNUITY DATE

Annuity payments will begin on the first day of the month following the Annuity Date you selected and specified in the Contract Application or Order to Purchase. You may change this date from time to time by notifying us In writing. We must receive notice of each change at least 45 days before the then current Annuity Date. The new Annuity Date must be a date which is:

     o    at least 30 days after the effective date of the change;

     o    the first day of a month; and

     o not later than the first day of the first month following the Annuitant's 90th birthday.


     These requirements may be restricted, in the case of a Qualified Contract, by the particular retirement plan or by applicable law. You may also change the Annuity Date by electing an Annuity Option as described in the death benefit section of this Prospectus.

     On the Annuity Date, we will cancel your Annuity Account and we will apply the account value, minus any applicable Annuity Account Fee and premium taxes, to provide an annuity under one or more of the options described below. We will not impose any Market Value Adjustment or withdrawal charges upon amounts applied to purchase an annuity. You may not request payments under the Contract's cash withdrawal provisions on or after the Annuity Date.

     Since the Contract offered by this Prospectus may be issued in connection with retirement plans which meet the requirements of Section 401, 403, 408, or 457 of the Code, as well as certain non-qualified plans, you should refer to the terms of the particular plan for any limitations or restrictions on the Annuity Date.

ELECTION -- CHANGE OF ANNUITY OPTION

During your lifetime and before the Annuity Date, you may elect one or more of the Annuity Options described below, or any other Annuity Option to which we agree. You may also change any election, but we must receive notice In writing of any election or any change of election at least 45 days before the Annuity Date.

     If no election is in effect on the 30th day before the Annuity Date and you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408(c), Section 408(k), or Section 457 of the Code, we will conclude that you elected the Joint and Survivor Annuity described below or Life Annuity, whichever is applicable, if required by such retirement plan. If you do not use the Contract in connection with one of these plans, we will conclude that you have elected Life Annuity with 120 Monthly Payments Certain.

     At any time you may request annuitization In writing of your account value under any of the Annuity Options described below. We will not impose a withdrawal charge or Market Value Adjustment at the time payments under the Annuity Option begin. Such annuitization will automatically result in a change in the Annuity Date to the date payments commence under the Annuity Option you elect.

     You should refer to the terms of your particular retirement plan and any applicable legislation for any limitations or restrictions on the options which you may elect. We do not permit a change of Annuity Option after the Annuity Date.

                                 22 PROSPECTUS

ANNUITY OPTIONS

The Contract provides for seven different Annuity Options which are described below. Four are fixed annuity options, and three are variable annuity options. You may elect a fixed annuity, a variable annuity, or a combination of both. If electing a combination, you must specify what part of the Annuity Account we should apply to each fixed and variable annuity Option. If we do not receive your election by the 30th day before the Annuity Date, we will determine the portion of the Annuity Account to be applied to a fixed annuity and/or a variable annuity on a pro-rata basis based on the composition of your Annuity Account on the Annuity Date. (Any amounts in the Variable Account will be applied to a variable annuity, and amounts in the fixed account will be applied to a fixed annuity.) We will base variable annuity payments on the variable sub-accounts you select, or on how you allocate the account value among the variable sub-accounts.

FIXED ANNUITY PAYMENTS

A fixed annuity provides for Annuity Option payments which will remain constant. Payments will be made under the terms of the Annuity Option you elected. The effect of choosing a fixed annuity is that we will set the amount of each payment on the Annuity Date and that amount will not change. If you select a fixed annuity, we will transfer to our general account any amounts in the Variable Account that we use to provide the fixed annuity.

     We will fix the amount of the annuity payments by the fixed annuity provisions you select and, for some options, the Annuitant's settlement age (determined in accordance with the Contract). We determine the amount of each fixed annuity payment by applying the Annuity Payment Rates found in the Contract to the portion of the account value allocated to the fixed annuity Option you select, or, we will use the Annuity Payment Rates we use on the Annuity Date if they are more favorable to the Payee. The rates found in the Contract show, for each $1,000 applied, the dollar amount of the monthly fixed annuity payment. We may change this rate with respect to Contracts purchased after the effective date of such change (see "Modification").

VARIABLE ANNUITY PAYMENTS

If you choose to receive variable annuity payments, the dollar amount of the payments will fluctuate or vary in dollar amount, based on the investment performance of the variable sub-accounts in which you invest. The variable annuity purchase rate tables in the Contract reflect an assumed interest rate of 3%, so if the actual net investment performance of the variable sub-account is less than this rate, then the dollar amount of the actual annuity payments will decrease. If the actual net investment performance of the variable sub-account is higher than this rate, then the dollar amount of the actual annuity payments will increase. If the net investment performance exactly equals the 3% rate, then the dollar amount of the actual annuity payments will remain constant.

     We determine the amount of the first variable annuity payment by the variable annuity provisions you select and, for some options, the Annuitant's settlement age of the Annuitant (determined in accordance with the Contract). We determine all variable annuity payments other than the first by means of Annuity Units credited to the Contract with respect to the particular payee. We determine the number of Annuity Units to be credited in respect of a particular variable sub-account by dividing that portion of the first variable annuity payment attributable to that sub-account by the Annuity Unit Value of that variable sub-account for the Valuation Period which ends immediately preceding the Annuity Date. The number of Annuity Units of each sub-account credited with respect to the particular payee then remains fixed unless an exchange of Annuity Units is made pursuant to the "Transfer Privilege -- Annuity Period" section. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and equals the sum of the amounts determined by multiplying the number of Annuity Units of a particular variable sub-account for the Valuation Period, which ends immediately preceding the due date of each subsequent payment, by the Annuity Unit Value for that sub- account, for the first Valuation Period occurring on or immediately before the first day of each month. We deduct the annual Annuity Account Fee, pro-rata, from each variable annuity payment.

     You may choose to receive annuity payments under any one of the Annuity Options described below. We may consent to other plans of payment before the Annuity Date.

     If you use the Contract in connection with a retirement plan which meets the requirements of either Section 401 (including Section 401(k)), Section 403,
Section 408(c), Section 408(k), or Section 457 of the Code, we will offer a Joint and Survivor Annuity under the Contract. A Joint and Survivor Annuity provides for monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor we will determine the monthly payment payable in the same manner as during the joint lifetime of the Payee and the designated second person.


                                 23 PROSPECTUS

              Fixed Annuity Options

LIFE ANNUITY OPTION

We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.

LIFE ANNUITY WITH CERTAIN PERIOD OPTION

We will make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected) and for as long thereafter as the Annuitant lives.

CASH REFUND LIFE ANNUITY OPTION

We make monthly payments to the Payee during the Annuitant's lifetime ending with the last payment due before the Annuitant's death provided that, at the Annuitant's death, the Payee will receive an additional payment equal to the excess, if any, of the initial value of the proceeds we apply under this option over the dollar amount of payments we have already paid.

ANNUITY CERTAIN OPTION

We pay monthly payments for the number of years selected which may be from 5 to 30 years.

     Variable Annuity Options

VARIABLE LIFE ANNUITY OPTION

We make monthly payments to the Payee during the Annuitant's lifetime, ending with the last payment due before the Annuitant's death. Under this option, we will make only one payment if the Annuitant dies before we make the second payment, we will make only two payments if the Annuitant dies before we make the third payment, etc.

VARIABLE LIFE ANNUITY WITH CERTAIN PERIOD OPTION

We make monthly payments to the Payee for a fixed period of 60, 120, 180, or 240 months (as selected), and for as long thereafter as the Annuitant lives.

VARIABLE ANNUITY CERTAIN OPTION

We make monthly payments for the number of years you select which may be from 5 to 30 years. At any time during the period we make payments, the Annuitant may elect to withdraw a portion or all of the future payments to which the Payee is entitled. Upon withdrawal, the amount of the future payments will be commuted and paid in one sum. A withdrawal may be taken at any time after annuitization which does not exceed the total value of the variable annuity certain on the withdrawal date. The minimum amount you may withdraw is $1,000. We determine the value of the variable annuity certain by first converting your number of annuity units into dollars based on the value of the annuity units. Thereafter, we divide the dollar value by an annuity certain payment factor to obtain the total value of the variable annuity certain. We determine the annuity certain payment factor by calculating the number of monthly payments remaining from the date of withdrawal to the end of the variable annuity certain period and discounting such payments to a present value using an assumed interest rate of 3%. The Annuitant may elect that the Payee receives all or a portion of this present value.

                                 24 PROSPECTUS

ADDITIONAL ANNUITY OPTIONS

You may settle any proceeds payable under the Contract, under any other method of settlement including joint and senior settlement options under joint life annuities) we offer at the time of the request.

DETERMINATION OF ANNUITY PAYMENTS

On the Annuity Date, we will apply the adjusted value of the fixed account and the Variable Account to provide for payments under the selected Annuity Option. The adjusted value will be equal to:

     o the account value at the end of the Valuation Period which ends immediately preceding the Annuity Date;

     o reduced by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the last day of the prior contract year and the day before the Annuity Date; and

     o    reduced by any premium or similar taxes.


     If the amount to be applied under any annuity option is less than $5,000, or if the monthly annuity payment payable in accordance with such option is less than $50, we will pay the amount in a single payment to the Payee you designate.



     Expenses


     We assess charges under the Contract offered by this Prospectus in three ways:

     o    as withdrawal charges (contingent deferred sales charges);

     o as deductions for Contract administration expenses and, if applicable, for premium taxes; and

     o as charges against the assets of the Variable Account for the assumption of mortality and expense risks and for administrative expenses.


     In addition, certain deductions are made from the assets of the Fund for investment management fees and expenses. These fees and expenses are fully described in the Fund's Prospectus and its SAI.

WITHDRAWAL CHARGES

We do not make a deduction for sales charges from a premium payment. However, if you make a cash withdrawal of a premium payment, we may assess a withdrawal charge (contingent deferred sales charge). The length of time between our acceptance of the premium payment deemed withdrawn and the receipt of a withdrawal request determines the withdrawal charge. This charge will be used to cover certain expenses relating to the sale of the Contract including commissions paid to sales personnel, the costs of preparation of sales literature, other promotional costs and acquisition expenses.

     Each premium payment has its own time period for purposes of assessing a withdrawal charge. For purposes of computing the withdrawal charge, we deem amounts to be withdrawn in the order in which we received them. For example, we will make withdrawals from the oldest premium payment we have accepted first. After these amounts are exhausted, we will make withdrawals from the second oldest premium payment we have accepted, and so on until you withdraw all of your premium payments. After you withdraw all premium payments, we will deem further withdrawals to be from net investment results attributable to such premium payments, if any.

     Subject to the Free Partial Withdrawal described below, we will assess the following withdrawal charge to premium payment amounts you withdraw from your Annuity Account (adjusted by any applicable Market Value Adjustment):


    Withdrawal     Year Applicable

      Charge

    Percentage
                7% During 1st Year since premium payment accepted 6% During 2nd Year since premium payment accepted 5% During 3rd Year since premium payment accepted 4% During 4th Year since premium payment accepted 3% During 5th Year since premium payment accepted 2% During 6th Year since premium payment accepted 1% During 7th Year since premium payment accepted 0% Thereafter


     When you make a withdrawal, we will deduct any applicable Annuity Account Fee from, and make any Market Value Adjustment to, your Annuity Account before we apply any withdrawal charge. We then assess the withdrawal charge against the amounts remaining in your Annuity Account. If your Annuity Account is allocated among more than one sub-account, we will assess the withdrawal charge pro-rata against the amounts remaining within the sub-accounts from which the withdrawal occurred. If the sub-accounts from which the withdrawal occurred do not contain sufficient amounts to satisfy the withdrawal charge, we will assess the deficiency pro-rata against all amounts remaining within the sub-accounts. If a cash withdrawal causes the entire value of the Annuity Account to be withdrawn (i.e., a complete surrender), then we will deduct the withdrawal charge from the amount paid. We will not impose the withdrawal charge on a premium payment you withdraw after the end of the seventh year from the date we accept such premium payment, nor do we impose the withdrawal charge upon payment of the death benefit or upon amounts applied to an Annuity Option.

     We may, upon notice to you, modify the withdrawal charges, provided that such modification shall apply only to your Annuity Account established after the effective date of such modification (see "Modification"). For examples of withdrawals, surrenders, withdrawal charges and the Market Value Adjustment, see the SAI.

                                 25 PROSPECTUS

FREE PARTIAL WITHDRAWAL

During each Contract Year before the Annuity Date you may withdraw a portion of the premium payments you paid without being assessed a withdrawal charge. Your request must be In writing. This privilege continues until you withdraw all premium payments you paid to your Annuity Account. You may withdraw up to 15% of the total amount of your premium payments without a withdrawal charge each Contract Year. The amount must be at least $50.

     You must specify the sub-accounts from which the amount will be withdrawn. If you do not specify the sub-accounts from which the withdrawal will occur, the Company will withdraw the amount pro-rata from all your sub-accounts.

     Any Partial Withdrawal may have federal income tax consequences. See "Federal Tax Matters."

ANNUITY ACCOUNT FEE

On the last Valuation Date of each calendar year, we deduct an annual policy administration fee, the Annuity Account Fee, on a pro-rata basis from all of your sub-accounts. The Annuity Account Fee equals $35. This fee partially reimburses us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account.

     We will pro rate your initial Annuity Account Fee for the calendar year during which you established your Annuity Account, to reflect the shorter initial period. Thereafter, we will assess the full $35 Annuity Account Fee annually. If you surrender the Contract, we will deduct a $35 Annuity Account Fee. On the Annuity Date, we will reduce the account value by a proportionate amount of the Annuity Account Fee to reflect the time elapsed between the previous December 31 and the day before the Annuity Date. After the Annuity Date, we will deduct an annual $35 Annuity Account Fee, in approximately equal amounts, from each variable annuity payment you receive during the year. We will not deduct Annuity Account Fee from fixed annuity payments. If applicable state law requires, we will reduce the $35 Annuity Account Fee to a lesser amount. We will waive the annual Annuity Account Fee each year that your account value is at least $100,000 on the last Valuation Date of that year.

ADMINISTRATIVE FEE

On each Valuation Date, we deduct an Administrative Fee from the assets you have in each variable sub-account to partially reimburse us for administrative expenses relating to the issue and maintenance of the Contract and your Annuity Account. This charge currently has an effective annual rate of 0.10% (equal to a daily rate of 0.000275834% of the assets in each sub-account). There is no necessary relationship between the administrative charges imposed and the amount of expenses that may be attributable to any single Owner's Annuity Account.

PREMIUM TAXES

We will deduct premium tax equivalents (including any related retaliatory taxes), if any, and any other taxes due under the Contract. We currently deduct any such taxes at the time you withdraw or annuitize account value, or any portion thereof, (although the deduction could, in the future, be taken from premium payments). Currently these taxes range from 0% to 3.5% of the amount of premium paid depending upon your state of residence.

     We do not currently deduct federal, state or local taxes other than state premium taxes. However, we may charge for such taxes in the future or for other economic burdens resulting from the application of any tax laws that we determine to be attributable to the Contract.

                                 26 PROSPECTUS

CHARGE FOR MORTALITY AND EXPENSE RISKS

The mortality risk we assume arises from the contractual obligation to continue to make annuity payments to one or more Payees regardless of how long the Annuitant lives and regardless of how long all annuitants as a group live. This assures each annuitant that neither the longevity of fellow annuitants nor an improvement in the life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. We assume this mortality risk by virtue of annuity rates incorporated into the Contract. These rates cannot be changed. We also assume a mortality risk in connection with the death benefits. The expense risk we assumed is the risk that the administrative charges assessed under the Contract may be insufficient to cover the actual total administrative expenses we incur.

     For assuming these risks, we deduct a charge from value you have in the Variable Account at the end of each Valuation Period at an effective annual rate of 1.25% (calculated at a daily rate of 0.003447920% of the assets in the Variable Account). If the deduction is insufficient to cover our actual costs for mortality and expense risks, we will bear the loss. Conversely, if the deduction proves more than sufficient, we will profit from the excess. We expect to realize a profit from this charge. We do not make a deduction for these risks from the fixed account.

     We assume the risk that withdrawal charges assessed under the Contract may be insufficient to compensate us for the costs of distributing the Contract. In the event the withdrawal charges prove to be insufficient to cover actual distribution expenses, the deficiency will be met from our general corporate funds, which may include amounts derived from the mortality and expense risk charge.

     The Contract provides that we may modify the mortality and expense risk charges; however, such modification shall apply only with respect to Contracts issued after the effective date of such modification.

MARKET VALUE ADJUSTMENT

Any cash withdrawal, surrender or transfer from a fixed sub-account, other than a withdrawal, surrender or transfer at the expiration date of the guaranteed period, will be subject to a Market Value Adjustment. We will apply the Market Value Adjustment to the amount you withdraw or transfer after we deduct any applicable Annuity Account Fee and before we deduct any applicable withdrawal charge.

     The Market Value Adjustment generally reflects the relationship between the Index Rate (based upon the Treasury Constant Maturity Series published by the Federal Reserve) in effect at the time you initially allocated an amount to a fixed sub-account's guaranteed period under the Contract and the Index Rate in effect at the time you withdraw or transfer the amount from the fixed sub-account. It also reflects the time remaining in the fixed sub-account's guaranteed period. Generally, if the Index Rate at the time of withdrawal or transfer is more than .50% lower than the Index Rate at the time the premium payment was allocated, then the application of the Market Value Adjustment will result in higher payment upon withdrawal or transfer. Similarly, if the Index Rate at the time of withdrawal or transfer is higher than the Index Rate at the time the premium payment was allocated (or less than 0.50% lower), the application of the Market Value Adjustment will generally result in a lower payment upon withdrawal or transfer.

     We apply the following formula to compute the Market Value Adjustment:

                                    (1 + A)1
                                     -----

                                    (1 + B)

         Where:


A = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-account's guaranteed period, determined at the beginning of the guaranteed period. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the guaranteed period begins.

B = an Index Rate (based on the Treasury Constant Maturity Series published by the Federal Reserve) for a security with time to maturity equal to the sub-account's guaranteed period, determined at the time of withdrawal or transfer, plus a 0.50% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.50% has been added to the denominator of the formula because it is anticipated that a substantial portion of the general account assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if we must sell such securities (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative Market Value Adjustment. If Index Rates "A" and "B" are within 0.25% of each other when the Index Rate Factor is determined, no such percentage adjustment to "B" will be made. We use an Index Rate declared for the Friday occurring within the calendar week which is two weeks earlier than the calendar week during which the withdrawal, surrender or transfer occurs.

N = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).


     Straight line interpolation is used for periods to maturity not quoted.

     See the SAI for examples of the application of the Market Value Adjustment.

     Waiver of Withdrawal Charge and Market Value Adjustment

     Pursuant to the "Contract Endorsement for Waiver of Charges," we will waive any withdrawal charge and Market Value Adjustment prior to the Annuity Date if any Owner (or Annuitant, if the Owner is not a natural person):

1. is first confined after the Endorsement Effective Date to a Long Term Care Facility or Hospital for at least 90 consecutive days, confinement is prescribed by a Physician and is Medically Necessary, and the request for a withdrawal and adequate written proof of confinement are received by us no later than 120 days after discharge; or

2. is first diagnosed by a Physician as having a Terminal Illness after the Endorsement Effective Date and we receive a request for a withdrawal and adequate written proof of the diagnosis. We may require a second opinion at our expense by a Physician that we choose.

     Please refer to your Contract endorsement for the meaning of, and limitations imposed by, the terms "Hospital," "Long Term Care Facility," "Medically Necessary," "Physician," and "Terminal Illness."

     This feature may not be available in all states or there may be state variations. Please consult with your representative or customer service center for further information.


                                 27 PROSPECTUS

     Other Contract Provisions



DEFERRAL OF PAYMENT

We may defer the calculation and payment of partial withdrawal and full surrender values, transfers or death benefits from any variable sub-account during any period:

     o when the New York Stock Exchange is closed other than customary week-end and holiday closings; or

     o when trading on the New York Stock Exchange is restricted as the SEC determines; or

     o    when an emergency exists as a result of which:


     (a)  disposal of securities held by the Fund is not reasonably practicable;
          or

     (b) it is not reasonably practicable to determine the value of the net assets of the Fund; or

     o when the SEC may by order permit for the protection of security holders.

     We may defer the payment or transfer of amounts you withdraw from any fixed sub-account for a period not greater than 6 months from the date we receive written request for such withdrawal or transfer. If payment or transfer is deferred beyond thirty (30) days, we will pay interest of at least 3% per year on amounts so deferred.

     In addition, payment of the amount of any withdrawal derived, all or in part, from any premium payment paid to us by check or draft may be postponed until we determine the check or draft has been honored.




                                 28 PROSPECTUS

DESIGNATION AND CHANGE OF BENEFICIARY

The Beneficiary designated in your Contract Specifications will remain in effect unless you change it. You have the sole right to change any Beneficiary. Subject to the rights of an irrevocable Beneficiary, you may change or revoke your Beneficiary designation at any time while you are living by filing with us a beneficiary designation or revocation In writing. The change or revocation will not be binding upon us until we record it. The change or revocation will take effect as of the date on which you sign the beneficiary designation or revocation, but the change or revocation will be without prejudice to us with regard to any payment we made or any action we took before recording the change or revocation.

     You should refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

EXERCISE OF CONTRACT RIGHTS

The Contract shall belong to you. You may expressly reserve all Contract rights and privileges. You may exercise such rights and privileges without the consent of the Beneficiary (other than an irrevocable Beneficiary) or any other person.

     You may exercise such rights and privileges only during your lifetime and before the Annuity Date, except as otherwise provided in the Contract.

     Unless provided otherwise, the Annuitant becomes the Payee on and after the Annuity Date. If the Annuitant predeceases you before the Annuity Date, you become the Annuitant until and unless you designate a new Annuitant In writing. The Beneficiary becomes the Payee on the death of the Annuitant after the Annuity Date. Such Payees may thereafter exercise such rights and privileges, if any, of ownership which continue.

TRANSFER OF OWNERSHIP

The owner of a Non-Qualified Contract may transfer the ownership of the Contract before the Annuity Date. A transfer of ownership will not be binding upon us until we receive and record written notification. When we record such notification, the change will take effect as of the effective date you specified. The change will be without prejudice to us regarding any payment we made or any action we took before recording the change.

     You may not transfer ownership of a Qualified Contract except to:

     o    the Annuitant;

     o a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Code;

     o the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the Annuitant;

     o    the trustee of an individual retirement account plan qualified under
          Section 408 of the Code for the benefit of the Owner; or

     o as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued.

     Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

     A transfer of ownership may have federal income tax consequences. See "Federal Tax Matters".

DEATH OF OWNER

If any Owner of a Non-Qualified Contract dies before the Annuity Date, we must distribute the death benefit payable under the Contract, if any, to the surviving Owner, if any, otherwise the Beneficiary, if then alive, either:

     o    within five years after the deceased Owner's date of death; or

     o over some period not greater than the Beneficiary's life or expected life, with annuity payments beginning within one year after the deceased Owner's date of death.

     If any Owner is not an individual, a change in or death of any annuitant will be considered the death of an Owner.

     The person named as your Beneficiary in the Contract Application shall be considered the designated beneficiary for the purposes of Section 72(s) of the Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose. In all cases, any such designated beneficiary shall not be entitled to exercise any rights prohibited by applicable federal income tax law.

     These mandatory distribution requirements may not apply when the Beneficiary is the deceased Owner's spouse, if the spouse elects to continue the Contract in the spouse's own name, as Owner.

     If the Payee dies on or after the Annuity Date and before the entire accumulation under such Owner's Annuity Account has been distributed, the remaining portion of such Owner's Annuity Account, if any, must be distributed at least as rapidly as the method of distribution then in effect. Similar rules may apply with respect to Qualified Contract.

                                 29 PROSPECTUS

VOTING FUND SHARES

We will vote Fund shares held by the variable sub-accounts at the Fund's shareholder meetings, and to the extent required by law, will follow voting instructions received from persons having the right to give voting instructions. You are the person having the right to give voting instructions before the Annuity Date. The number of Fund shares as to which each such person is entitled to give instructions will be determined as of a date not more than 90 days before each such meeting. Before the Annuity Date, we determine the number of Fund shares as to which voting instructions may be given to us by dividing the value of all of the Variable Accumulation Units of the particular sub-account credited to your Annuity Account by the net asset value of one Fund share as of the same date. The Fund is not required to, and does not intend to, hold annual or other regular meetings of shareholders.

     If you elect a variable annuity Option, then after the Annuity Date, the Payee has the right to give voting instructions. The number of votes decreases as we make annuity payments and as the Contract reserves decrease. The person's number of votes will be determined by dividing the Contract reserve you allocate to a variable sub-account by the net asset value per share of the corresponding Fund Portfolio. There are no voting rights associated with the fixed account or a fixed annuity before or after the Annuity Date.

     We will vote any shares attributable to us, and Fund shares for which we receive no timely voting instructions, in the same proportion as the shares for which we receive instructions. We must receive voting instructions at least one day before the shareholders' meeting for them to be considered timely.

     Owners participating under Qualified Contracts may be subject to other voting provisions of the particular plan. Individuals who contribute to plans which the Contract funds may be entitled to instruct you as to how to instruct us to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which you shall follow voting instructions of persons with rights under the plans. If we do not receive voting instructions from any such person with respect to a particular employee's Annuity Account, you may instruct us as to how to vote the number of Fund shares for which instructions may be given.

     Neither we, nor the Variable Account, are under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Act. Nor are we under any duty to inquire as to the instructions we receive, or to your authority or the authority of others to instruct the voting of Fund shares. The instructions you give will be valid as they affect the Variable Account, us, and any others having voting instruction rights with respect to the Variable Account, except where we or the Variable Account have actual knowledge to the contrary.

     We will provide all Fund proxy material, together with an appropriate form to be used to give voting instructions, to each person we know to have the right to give voting instructions, at least ten days before each meeting of the Fund's shareholders. If the Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund's shares in our own right, we may do so.

     Fund shares that we (or our affiliates) hold, in which you or other persons entitled to vote have no beneficial interest, may be voted by the shareholder thereof (us or our affiliates) in its sole discretion.

ADDING, DELETING OR SUBSTITUTING INVESTMENTS

We do not control the Fund and cannot guarantee that it or any of its Portfolios will be available for investment in the future or that it or any Portfolio will accept premium payments or transfers. In the event the Fund or any Portfolio is not available, we reserve the right to make changes in the Variable Account and its investments. We may take reasonable action to secure a comparable or otherwise appropriate funding vehicle, although we are not required to do so and may not actually do so. In the unlikely event that the Fund is not available in the future and a substitute funding vehicle is not obtained, then we may maintain all Annuity Account values in the fixed account. If the Fund or other funding vehicle restricts or refuses to accept transfers or other transactions, then we may change, modify, or revoke transfer privileges under the Contract.

     We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Fund that are held by the Variable Account (or any variable sub-account thereof) or that the Variable Account (or any variable sub-account thereof) may purchase. We may eliminate the shares of any of the Fund's Portfolios and substitute shares of another Portfolio or any other investment vehicle of another open-end, registered investment company if:

     o    laws or regulations are changed;

     o shares of the Fund or of a Portfolio are no longer available for investment; or

     o we determine that further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account.

     If any of these events occurs, substitution of any shares attributable to your interest in a variable sub-account of the Variable Account shall occur only after notice and prior approval by the Commission to the extent required.

     Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests Owners make. We shall make any appropriate endorsement to the Contract to reflect any substitution pursuant to this provision.

     We may establish new sub-accounts when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new sub-accounts may be made available to existing Owners on a basis we determine. Each additional sub-account will purchase shares in a Portfolio of the Fund or in another mutual fund or investment vehicle. We may also eliminate one or more sub-accounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event we eliminate any sub-account, we will notify you and request a reallocation of the amounts invested in the eliminated sub-account.

                                 30 PROSPECTUS

CHANGE IN OPERATION OF THE VARIABLE ACCOUNT

At our election, and if we determined that it is in the best interests of persons having voting rights under the Contract, we may operate the Variable Account as a management company under the Act or any other form permitted by law; deregister the Variable Account under the Act in the event registration is no longer required (deregistration of the Variable Account requires an order by the Commission); or combine the Variable Account with one or more other separate accounts. To the extent permitted by applicable law, we also may transfer the assets of the Variable Account associated with the Contract to another account or accounts. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

MODIFYING THE CONTRACT

If we modify the Contract we will give notice to you (or the Payees after the Annuity Date). We may modify the Contract if such modification:

     o is necessary to make the Contract or the Variable Account comply with, or take advantage of, any law or regulation issued by a governmental agency to which we or the Variable Account are subject; or

     o is necessary to attempt to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or annuity contracts; or

     o is necessary to reflect a change in the operation of the Variable Account or its sub-accounts; or

     o provides additional Variable Account and/or fixed accumulation options.

     If we modify the Contract, we may make appropriate endorsement in the Contract.

     In addition, upon notice to you, we may modify the Contract to change the withdrawal charges, Annuity Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly fixed annuity payment, and the formula used to calculate the Market Value Adjustment. Such modification shall apply only to Contracts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify you of such modification in writing. All of the charges and the annuity tables which are provided in the Contract before any such modification will remain in effect permanently, unless approved by us, with respect to Contracts established before the effective date of such modification.

PERIODIC REPORTS

At least once each calendar year, we will provide you with a report showing the account value at the end of the preceding calendar year, all transactions during the calendar year, the current account value, the number of Accumulation Units in each variable sub-account, the applicable Variable Accumulation Unit Values as of the date of the report and the interest rate credited to the fixed sub-accounts. In addition, each person having voting rights in the Variable Account and a Portfolio or Portfolios will receive such reports as may be required by the 1940 Act and the 1933 Act. We will also send such statements reflecting transactions in the Annuity Account as may be required by applicable laws, rules and regulations.


                                 31 PROSPECTUS

     Federal Tax Matters


     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws.

TAXATION OF NON-QUALIFIED CONTRACTS

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.


     The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. The account value immediately before a withdrawal may have to be increased by any positive Market Value Adjustments which result from a withdrawal. There is, however, no definitive guidance on the proper tax treatment of Market Value Adjustments, and you may want to discuss the potential tax consequences of a Market Value Adjustment with your tax adviser. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

     o    made on or after the taxpayer reaches age 591/2;

     o    made on or after the death of an Owner;

     o    attributable to the taxpayer's becoming disabled; or

     o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

     Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or
(ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

     Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Code, permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 591'2, unless certain exceptions apply. The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract includes a Death Benefit that in some cases may exceed the greater of the premium payments or the account value. The Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the Death Benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

     Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax.

     Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591'2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

     Section 457 Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a section 457 plan are taxable and are subject to federal income tax withholding as wages.

Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

         "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

                                 32 PROSPECTUS

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.


                                 33 PROSPECTUS

     Distribution of the Contracts


     Lincoln Financial Distributors, Inc. ("LFD") formerly known as Sagemark Consulting, Inc. ("Sagemark"), formerly known as CIGNA Financial Advisors, Inc., located at 350 Church Street, Hartford, Connecticut 06103, is the principal underwriter and the distributor of the Contract. As of January 1, 1998, Sagemark, formerly a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana. LFD may enter into contracts with various broker-dealers to aid in the distribution of the Contract. The commissions paid to dealers are no greater than 8.50% of premium payments.


     Historical Performance Data



     We may from time to time disclose the current annualized yield of the Money Market variable sub-account for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the AIM V.I. Money Market Portfolio or on its portfolio securities. Yield figures will not reflect withdrawal charges or premium taxes. We compute the current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account having a balance of one variable accumulation unit of the Money Market variable sub-account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

                                 34 PROSPECTUS

     We may also disclose the effective yield of the Money Market variable sub-account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

     We may also advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market variable sub-account) for 30-day periods. The annualized yield of a variable sub-account refers to income generated by the variable sub-account over a specific 30-day period. Because the yield is annualized, the yield a variable sub-account generates during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per variable accumulation unit earned during the period by the maximum offering price per unit on the last day of the period. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may be applicable to a particular Contract.

     We may also advertise or disclose annual average total returns for one or more variable sub-accounts for various periods of time. The standardized total return of a sub-account refers to return quotations assuming an investment has been held in the variable sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the variable sub-account has been in operation for those periods), and a period measured from the date the variable sub-account commenced operations. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal (i.e., variable accumulation unit) value, whereas the yield figures will only reflect income. The standardized total return quotations reflect the withdrawal charge, but the standardized yield figures will not.

     We may from time to time also disclose average annual total returns in a non- standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage is assumed to be 0%. We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated assuming that the withdrawal charge is 0%. We will only advertise non-standard performance data if we also disclose the standard performance data. Performance will vary from time to time and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. Current yield is not fixed and varies with changes in investment income and variable accumulation unit values. The Money Market variable sub-account's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in a variable sub-account and a variable sub-account's return are not guaranteed and will fluctuate according to market conditions. And, as noted above, advertised performance data figures will be historical figures for a contract during the Accumulation Period.

     We may also from time to time use advertising which includes hypothetical illustrations to compare the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

     For additional information regarding how we calculate performance data, please refer to the SAI.


                                 35 PROSPECTUS

     Condensed Financial Information

     The following tables show the Accumulation Unit Values and the number of Accumulation Units outstanding for each of the sixteen sub-accounts available under the Contract for each fiscal year from each sub-account's commencement of operations through December 31, 2000. During 1995, the Variable Account changed its fiscal year end from January 31 to December 31, effective in the year beginning January 1, 1996. Accordingly, the information which follows includes the eleven months transition period ended December 31, 1995.


                                                                                    Accumulation Unit             Number of

                                                                                        Value at              Accumulation Units

                                                                                       End of Year              at End of Year
AIM V.I. AGGRESSIVE GROWTH SUB-ACCOUNT
  12/31/00...................................................................          $14.152                    110,431
  12/31/99...................................................................   $--                        --
AIM V.I. BALANCED SUB-ACCOUNT
  12/31/00...................................................................          $12.434                     30,689
  12/31/99...................................................................   $--                        --
AIM V.I. BLUE CHIP SUB-ACCOUNT
  12/31/00...................................................................           $8.832                    126,000
  12/31/99...................................................................   $--                        --
AIM V.I. CAPITAL APPRECIATION SUB-ACCOUNT
  12/31/00...................................................................          $30.517                  9,971,533
  12/31/99...................................................................          $34.720                 11,571,957
  12/31/98...................................................................          $24.337                 14,259,245
  12/31/97...................................................................          $20.678                 16,027,198
  12/31/96...................................................................          $18.467                 16,934,302
  12/31/95...................................................................          $15.924                 13,216,713
  1/31/95....................................................................          $11.736                  7,513,807
  1/31/94....................................................................          $12.380
AIM V.I. CAPITAL DEVELOPMENT SUB-ACCOUNT
  12/31/00...................................................................          $12.557                     55,567
  12/31/99...................................................................   $--                        --
AIM V.I. DENT DEMOGRAPHIC TRENDS SUB-ACCOUNT
  12/31/00...................................................................           $7.897                    194,934
  12/31/99...................................................................   $--                        --
AIM V.I. DIVERSIFIED INCOME SUB-ACCOUNT
  12/31/00...................................................................          $13.346                  2,628,864
  12/31/99...................................................................          $13.430                  3,524,878
  12/31/98...................................................................          $13.885                  4,464,714
  12/31/97...................................................................          $13.588                  4,695,148
  12/31/96...................................................................          $12.591                  4,290,852
  12/31/95...................................................................          $11.585                  3,747,828
  12/31/95...................................................................           $9.931                  2,442,031
  1/31/94....................................................................          $10.749
AIM V.I. GLOBAL UTILITIES SUB-ACCOUNT
  12/31/00...................................................................          $24.218                    688,344
  12/31/99...................................................................          $25.120                    789,220
  12/31/98...................................................................          $19.066                    850,446
  12/31/97...................................................................          $16.591                    921,883
  12/31/96...................................................................          $13.826                    796,782
  12/31/95...................................................................          $12.508                    571,320
  1/31/95....................................................................          $10.235                    190,264

                                 36 PROSPECTUS

  1/31/94....................................................................   $--
AIM V.I. GOVERNMENT SECURITIES SUB-ACCOUNT
  12/31/00...................................................................          $13.300                  1,368,557
  12/31/99...................................................................          $12.240                  1,745,100
  12/31/98...................................................................          $12.575                  2,172,332
  12/31/97...................................................................          $11.832                  1,926,036
  12/31/96...................................................................          $11.089                  1,864,171
  12/31/95...................................................................          $10.991                  1,672,986
  1/31/95....................................................................           $9.775                  1,214,456
  1/31/94....................................................................          $10.260
AIM V.I. GROWTH SUB-ACCOUNT
  12/31/00...................................................................          $28.214                  6,760,943
  12/31/99...................................................................          $35.970                  8,060,152
  12/31/98...................................................................          $26.960                  9,036,202
  12/31/97...................................................................          $20.376                  9,603,064
  12/31/96...................................................................          $16.281                  9,484,547
  12/31/95...................................................................          $13.978                  7,342,011
  1/31/95....................................................................          $10.491                  4,337,355
  1/31/94....................................................................          $11.448
AIM V.I. GROWTH AND INCOME SUB-ACCOUNT
  12/31/00...................................................................          $27.618                  5,062,010
  12/31/99...................................................................          $32.760                  6,002,927
  12/31/98...................................................................          $24.739                  6,735,903
  12/31/97...................................................................          $19.639                  7,046,189
  12/31/96...................................................................          $15.835                  5,709,782
  12/31/95...................................................................          $13.385                  2,779,812
  1/31/95....................................................................          $10.216                    622,513
  1/31/94....................................................................   $--
AIM V.I. HIGH YIELD SUB-ACCOUNT
  12/31/00...................................................................           $7.953                     20,047
  12/31/99...................................................................   $--                        --
AIM V.I. INTERNATIONAL EQUITY SUB-ACCOUNT
  12/31/00...................................................................          $20.794                  5,561,441
  12/31/99...................................................................          $28.640                  6,796,498
  12/31/98...................................................................          $18.723                  8,137,165
  12/31/97...................................................................          $16.434                  9,290,316
  12/31/96...................................................................          $15.578                  9,121,429
  12/31/95...................................................................          $13.156                  6,249,610
  1/31/95....................................................................          $10.738                  5,124,627
  1/31/94....................................................................          $12.296
AIM V.I. MONEY MARKET SUB-ACCOUNT
  12/31/00...................................................................          $12.935                  2,429,069
  12/31/99...................................................................          $12.390                  3,917,971
  12/31/98...................................................................          $11.994                  3,737,115
  12/31/97...................................................................          $11.571                  3,829,515
  12/31/96...................................................................          $11.156                  4,855,567
  12/31/95...................................................................          $10.775                  6,071,486
  1/31/95....................................................................          $10.378                  2,979,228
  1/31/94....................................................................          $10.084
AIM V.I. NEW TECHNOLOGY SUB-ACCOUNT
  12/31/00...................................................................          $20.199                     28,437
  12/31/99...................................................................   $--                        --
AIM V.I. VALUE SUB-ACCOUNT
  12/31/00...................................................................          $30.253                 12,398,161

                                 37 PROSPECTUS

  12/31/99...................................................................          $35.930                 15,219,966
  12/31/98...................................................................          $28.037                 17,453,096
  12/31/97...................................................................          $21.464                 18,682,024
  12/31/96...................................................................          $17.591                 18,443,298
  12/31/95...................................................................          $15.505                 16,590,052
  1/31/95....................................................................          $11.522                  9,479,495
  1/31/94....................................................................          $11.922



                                 38 PROSPECTUS

              Statement of Additional Information

Table of Contents



     The following is the Table of Contents for the Statement of Additional
Information:


                                                                   Page

The Contracts -- General Provisions
The Contracts
Loans
Non-Participating Contracts
Misstatement of Age
Assignment
Evidence of Survival
Endorsement of Annuity Payments
Tax Status of the Contracts
Diversification Requirements
Owner Control
Required Distributions
Taxation of the Company
Investment Experience
Variable Accumulation Unit Value and Variable Accumulation Value
Net Investment Factor
Sample Calculations and Tables
Variable Account Calculations
Fixed Account Calculation -- Withdrawal Charge and Market Value
Adjustment Tables
Sample Calculations for Male Age 35 at Issue
State Regulation of the Company
Administration
Distribution of the Contracts
Custody of Assets
Historical Performance Data
Money Market Variable Sub-account Yield
Other Variable Sub-account Yields
Standard Variable Sub-account Total Returns
Non-Standard Variable Sub-account Total Returns
Adjusted Historical Portfolio Performance
Legal Matters
Legal Proceedings
Experts
Financial Statements


                                 39 PROSPECTUS

                       Statement of Additional Information

                                     For the

                       AIM/CIGNA Heritage Variable Annuity

                                 Issued through

                      CG Variable Annuity Separate Account

                                   Offered by

                   Connecticut General Life Insurance Company

                                Mailing Address:

                             Customer Service Center
                                 P.O. Box 94039
                             Palatine, IL 60094-4039
                             Telephone: 800-776-6978
                                Fax: 847-402-9543

                           For New York Customers Only
                             Customer Service Center
                                P.O. Box 94038
                             Palatine, IL 60094-4038
                             Telephone: 800-692-4682
                                Fax: 847-402-4361

This Statement of Additional Information ("Statement") supplements the information in the current Prospectus for the Variable Annuity Contracts (the "Contracts") offered by Connecticut General Life Insurance Company ("CG Life" or the "Company") through CG Variable Annuity Separate Account. You may obtain a copy of the Prospectus dated May 1, 2001, by calling or writing to Customer Service Center at the mailing address shown above. Terms used in this Statement have the same meaning as in the Prospectus for the Contracts.

This Statement is not a prospectus. It should be read only in conjunction with the Prospectus for the Contracts and CG Variable Annuity Separate Account.

Except as otherwise noted, this Statement uses the same defined terms as the Prospectus.

                                Dated May 1, 2001

                                    Table of Contents

                                                                          Page

The Contracts -- General Provisions
        The Contracts
        Loans
        Non-Participating Contracts
        Misstatement of Age
        Assignment
        Evidence of Survival
        Endorsement of Annuity Payments
Tax Status of the Contracts
        Diversification Requirements
        Owner Control
        Required Distributions
        Taxation of the Company
Investment Experience
Variable Accumulation Unit Value and Variable Accumulation Value
Net Investment Factor
Sample Calculations and Tables
        Variable Account Calculations
        Fixed Account Calculation-Withdrawal Charge and Market Value Adjustment Tables
        Sample Calculations for Male Age 35 at Issue
State Regulation of the Company
Administration
Distribution of the Contracts
Custody of Assets
Historical Performance Data
        Money Market Variable Sub-account Yield
        Other Variable Sub-account Yields
        Standard Variable Sub-account Total Returns
        Non-Standard Variable Sub-account Total Returns
        Adjusted Historic Portfolio Performance
Legal Matters
Legal Proceedings
Experts
Financial Statements



In order to supplement the description in the Prospectus, the following provides additional information about CG Life and the Contracts which may be of interest to you, the Contract Owner.

                       The Contracts -- General Provisions

The Contracts

A Contract, attached riders, amendments, any application, and any applications, for additional amounts, form the entire contract. Only the President, a Vice President, an Assistant Vice President, a Secretary, a Director, or an Assistant Director of the Company may change or waive any provision in a Contract. Any changes or waivers must be in writing.

We may change or amend the Contracts, if such change or amendment is necessary for the Contracts to comply with or take advantage of any state or Federal law, rule or regulation.

Loans

The Contracts do not permit loans.

Non-Participating Contracts

The Contracts do not participate or share in our profits or surplus earnings.

Misstatement of Age

If the age of the Annuitant is misstated, then we will adjust the amounts payable by us to those amounts that the Premium Payments would have purchased for the correct age. We will make these adjustments according to our effective rates on the Date of Issue. If we overcharge, then we will charge our next payments succeeding the adjustment, with interest at the rate of 6% per year, compounded annually. We will pay any underpayment in a lump sum.

Assignment

During the lifetime of the Annuitant, you, the Owner, may assign any rights under a Contract as security for a loan or other reasons. This does not change the ownership of a Contract, but your rights and the rights of any Beneficiary are subject to the terms of the assignments. An assignment will not bind us until the original assignment or a certified copy has been filed at the Customer Service Center. We are not responsible for the validity of the assignment. An assignment may have income tax consequences. You may not assign rights under Qualified Contracts.

Evidence of Survival

We reserve the right to require evidence of the survival of any Payee at the time any payment to that Payee is due under the following Annuity Options: Life Annuity (fixed); Life Annuity with Certain Period (fixed); Cash Refund Life Annuity (fixed); Variable Life Annuity; Variable Life Annuity with Certain Period.

Endorsement of Annuity Payments

Allstate Life Insurance Company and Allstate Life Insurance Company of New York ("Allstate"), the administrator of the Contract, will send each annuity payment by check. The Payee must personally endorse each check. We may require proof of the Annuitant's survival.

                           Tax Status of the Contracts

Diversification Requirements

The Code requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Fund and its portfolios, will satisfy these diversification requirements.

Owner Control

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

Required  Distributions

In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of a Owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner's death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. If any Owner is not an individual, a change in or death of any annuitant will be treated as the death of an Owner for these purposes.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. Other requirements may apply to Qualified Contracts.

Taxation of the Company

We are presently taxed as a life insurance company under part I of Subchapter L of the Internal Revenue Code of 1986, as amended. The Variable Account is treated as part of us and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Variable Account retained as part of the reserves under the Contract. Based on this expectation, we anticipate that no charges will be made against the Variable Account for federal income taxes. If, in future years, we incur any federal income taxes or other economic burden with respect to the Variable Account or the Contracts, then we may charge for those amounts attributed to the Variable Account.

                              Investment Experience

On any Valuation Date, the Variable Account value is equal to the totals of the values allocated to the Contract in each variable sub-account. The portion of your Annuity Account Value held in any variable sub-account equals the number of sub-account units allocated to a Contract multiplied by the sub-account accumulation unit value as described below.

Variable Accumulation Unit Value and Variable Accumulation Value

When we receive a Premium Payment we will credit that portion of the Premium Payment to be allocated to the variable sub-accounts to the Variable Account in the form of Variable Accumulation Units. We determine how many Variable Accumulation Units to credit by dividing the dollar amount allocated to a particular sub-account by the Variable Accumulation Unit Value for that particular sub-account during the Valuation Period that we receive the Premium Payment. For the initial Premium Payment, we use the Valuation Period during which we accept the Premium Payment.

The Variable Accumulation Unit Value for each Variable sub-account was established at $10.00 for the first Valuation Period of the particular Variable sub-account. We determine the Variable Accumulation Unit Value for the particular variable sub-account for any subsequent Valuation Period by multiplying the Variable

Accumulation Unit Value for the particular variable sub-account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Variable Sub-account for such subsequent Valuation Period. The Variable Accumulation Unit Value for each Variable sub-account for any Valuation Period is the value determined as of the end of the particular Valuation Period and may increase, decrease, or remain constant from Valuation Period to Valuation Period.

The variable accumulation value of the Annuity Account, if any, for any Valuation Period is equal to the sum of the value of all Variable Accumulation Units of each variable sub-account credited to the Variable Account for such Valuation Period. The variable accumulation value of each variable sub-account is determined by multiplying the number of Variable Accumulation Units, if any, credited to each variable sub-account by the Variable Accumulation Unit Value of the particular variable sub-account for such Valuation Period.

                              Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of a variable sub-account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to 1.0; therefore, the value of a Valuable Accumulation Unit may increase, decrease, or remain the same.

The Net Investment Factor for any variable sub-account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

(a)  is the net result of:

          (1) the net asset value of a Fund Portfolio share held in the variable sub-account determined as of the end of the Valuation Period, plus


          (2) the per share amount of any dividend or other distribution declared on the Fund portfolio shares held in the variable sub-account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

          (3) a per share credit or charge with respect to any taxes that we pay or reserve for during the Valuation Period which we determine to be attributable to the operation of the Variable Account Sub-account.

(b) is the net asset value of the Fund portfolio shares held in the variable sub-account determined as of the end of the preceding Valuation Period; and


(c) is the total of charges for mortality and expense risks, and the administrative expense fee during the Valuation Period.

                    Sample Calculations and Tables

Variable Account Calculations

     Variable Accumulation Unit Value Calculation. Assume the net asset value of a Fund portfolio share at the end of the current Valuation Period is $16.50; and its value at the end of the immediately preceding Valuation Period was $16.46; the Valuation Period is one day; and no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $16.50 divided by $16.46 is 1.002430134. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003723754 (the daily equivalent of the current total charge of 1.35% on an annual basis) gives a net investment factor of 1.00239289646. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been $14.7036925, the value for the current Valuation Period would be $14.73887691 ($14.7036925 X 1.00239289646).

     Variable Annuity Unit Value Calculation. The assumptions in the above example exist. Also assume that the value of an Annuity Unit for the immediately preceding Valuation Period had been $13.5791357. If the first variable annuity payment is determined by using an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be $13.61016662 ($13.5791357 X 1.00239289646 (the net investment factor) X 0.999892552).
0.999892552 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of four percent (4%) per year used to establish the Annuity Payment Rates found in the Contract.

     Variable Annuity Payment Calculation. Assume that a Participant's Variable Annuity Account is credited with 5319.7531 Variable Accumulation Units of a particular variable sub-account; that the Variable Accumulation Unit Value and the Annuity Unit Value for the particular variable sub-account for the Valuation Period which ends immediately preceding the Annuity Date are $14.7036925 and $13.5791357 respectively; that the Annuity Payment Rate for the age and option elected is $6.52 per $1,000; and that the Annuity Unit Value on the day prior to the second variable annuity payment date is $13.61017004. The first variable annuity payment would be $509.99 (5319.7531 X $14.7036925 X 6.52 divided by 1,000). The number of Annuity Units credited would be 37.5569 ($509.99 divided by $13.5791357) and the second variable annuity payment would be $511.16 (37.5569 X $13.61017004).

Fixed Account Calculation - Withdrawal Charge and Market Value Adjustment Tables

The following example illustrates the detailed calculations for a $100,000 deposit into the Fixed Account with a guaranteed rate of 8% for a duration of five years. The intent of the example is to show the effect of the Market Value Adjustment ("MVA") and the 3% minimum guarantee under various interest rates on the calculation of the cash surrender value. The effect of the MVA is reflected in the index rate factor in column (2) and the minimum 3% guarantee is shown under column (4) under the "Surrender Value Calculation". The effect of the withdrawal charge and any taxes, such as premium taxes, is not shown. The "Market Value Adjustment Tables" and "Minimum Value Calculation" contain the explicit calculation of the index factors and the 3% minimum guarantee respectively.

Sample Calculations for Male Age 35 at Issue

                              Cash Surrender Values

Single premium....................................                   $100,000
Premium taxes.....................................                          0
Withdrawals.......................................                       None
Guaranteed period.................................                    5 years
Guaranteed interest rate..........................                         8%
Annuity date......................................                     Age 70
Index rate A......................................                       7.5%
Index rate B...................................... 8.00% end of policy year 1
                                                   7.75% end of policy year 2
                                                   7.00% end of policy year 3
                                                   6.50% end of policy year 4
Percentage adjustment to B........................                       0.5%





                           Surrender Value Calculation

                  (1)            (2)          (3)                (4)              (5)           (6)            (7)
                  Annuity       Index Rate    Adjusted          Minimum         Greater of      Surrender      Surrender
Contract Year     Value         Factor        Annuity Value     Value          (3) & (4)        Charge         Value
                 --------       -------      -------------      -------         ---------       -------        -------

1...............$107,965       0.963640          $104,039       $102,965          $104,039      $5,950          $98,089
2...............$116,567       0.993056          $115,758       $106,019          $115,758      $5,100         $110,658
3...............$125,858       1.000000          $125,858       $109,165          $125,858      $4,250         $121,608
4...............$135,891       1.004673          $136,526       $112,404          $136,526      $3,400         $133,126
5...............$146,727       1.000000          $146,727       $115,742          $146,727      $2,550         $144,177









                            Annuity Value Calculation

Contract Year                                        Annuity Value
------------------------------------------------------------------
1........................................   $100,000 X 1.08 - $35 = $107,965
2........................................   $107,965 X 1.08 - $35 = $116,567
3........................................   $116,567 X 1.08 - $35 = $125,858
4........................................   $125,858 X 1.08 - $35 = $135,891
5........................................   $135,891 X 1.08 - $35 = $146,727







                         Surrender Charge Calculation

                               (1)                            (2)                               (3)
                               ---                            ---                               ---
                               Surrender                   Surrender                         Surrender

Contract Year                 Charge Factor                Charge Factor                      Charge
----------------------------------------------------------------------------------------------------
1........................        0.07                           0.0595                           $5,950
2........................        0.06                           0.0510                           $5,100
3........................        0.05                           0.0425                           $4,250
4........................        0.04                           0.0340                           $3,400
5........................        0.03                           0.0255                           $2,550
                                 ----                           ------                           ------


Market Value Adjustment Tables

                        Interest Rate Factor Calculation

                            (1)                 (2)                    (3)              (4)              (5)
                             Index              Index                 Adjusted                           (1+A)
Contract Year                Rate A             Rate B             Index Rate B          N               (1+B)
------------------------------------------------------------------------------------------------------------------------

1..........................   7.5%               8.00                     8.50          4               0.963640
2..........................   7.5%               7.75                     7.75          3               0.993056
3..........................   7.5%               7.00                     7.50          2               1.000000
4..........................   7.5%               6.50                     7.00          1               1.004673
5.........................    7.5%                 NA                       NA          0                     NA




                            Minimum Value Calculation

Contract Year                                     Minimum Value

---------------------------------------------------------------
1...................................  $100,000 X 1.03 - $35 = $102,965
2...................................  $102,965 X 1.03 - $35 = $106,019
3...................................  $106,019 X 1.03 - $35 = $109,165
4...................................  $109,165 X 1.03 - $35 = $112,404
5...................................  $112,404 X 1.03 - $35 = $115,742

                           State Regulation of CG Life

CG Life, a Connecticut corporation, is subject to regulation by the Connecticut Department of Insurance. We file an annual statement with the Connecticut Department of Insurance each year covering our operations and reporting on the financial condition as of December 31 of the preceding year. Periodically, the Connecticut Department of Insurance or other authorities examine our liabilities and reserves and the Variable Account. The Connecticut Department of Insurance also periodically conducts a full examination of our operations. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate.

The law of the state in which the Contract is delivered governs the Contract. The values and benefits of each Contract are at least equal to those required by such state.

                                 Administration

Allstate performs certain administrative functions relating to the Contracts, the fixed account, and the variable account. These functions include, among other things, maintaining the books and records of the Variable Account, the fixed account, and the sub-accounts, and maintaining records of the name, address, taxpayer identification number, contract number, Annuity Account number and type, the status of each Annuity Account and other pertinent information necessary to the administration and operation of the Contracts. Allstate is responsible for servicing the Contracts, including the payment of benefits, and contract administration.

                          Distribution of the Contracts

We are no longer offering new Contracts for sale. The Contracts have been sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents were registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. ("NASD") and who have entered into distribution agreements with the Company and the principal underwriter for the Variable Account, Lincoln Financial Distributors, Inc. ("LFD"), Hartford, Connecticut. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD. LFD also acts as the principal underwriter for certain other separate accounts. We pay commissions and other distribution compensation. Those payments will not be more than 8.50% of premium payments.

As of January 1, 1998, LFD, formerly Sagemark Consulting, formerly CIGNA Financial Advisors, Inc., a wholly owned subsidiary of CIGNA Corporation, became a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), an Indiana corporation, whose principal businesses are insurance and financial services. Lincoln Life is wholly owned by Lincoln National Corporation, a publicly-held insurance holding company domiciled in Indiana.

The Prospectus describes the sales charges that apply to the Contracts. There are no variations in sales load.

                                Custody of Assets

We are the Custodian of the Variable Account's assets. We or our agent will purchase the Fund's shares at net asset value according to the Purchasers' instructions. We will redeem the Fund's shares at net asset value in order to meet the Variable Account's contractual obligations, pay charges relative to the Variable Account or make adjustments for annuity reserves held in the Variable Account. We hold the variable sub-accounts' assets separate and apart from the assets of any of our other segregated asset accounts and separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Fund held by each of the variable sub-accounts of the Variable Account. Our fidelity bond provides additional protection for the Variable Account's assets. The fidelity bond covers the acts of our officers and employees. Its policy limit as of May 1, 2001, is $100,000,000.

                           Historical Performance Data

                     Money Market Variable Sub-account Yield

We may disclose the current annualized yield of the Money Market Variable Sub-account, which invests in the Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund or on its portfolio securities. We compute this current annualized yield by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of one unit of the Money Market Variable Sub-account at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account.

We may also disclose the effective yield of the Money Market Variable Sub-account for the same 7-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

We calculate the effective yield by compounding the unannualized base period return according to the following formula:

        Effective Yield = [(Base Period Return + 1)(to the power of 365/7)] - 1


The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses. The yield figures do not reflect withdrawal charges or premium taxes.

Other Variable Sub-account Yields

We may advertise or disclose the current annualized yield of one or more of the variable sub-accounts of the Variable Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a variable sub-account refers to income that the variable sub-account generates over a specific 30-day period. Because the yield is annualized, the yield generated by a variable sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. We compute the yield by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                         Yield = 2 [(a - b + 1)(6) - 1]

                                       cd

                                     Where:

a = net investment income earned during the period by the particular portfolio attributable to shares owned by the variable sub-account.

b = expenses accrued for the period.
c = the average daily number of accumulation  units outstanding during the period.
d = the maximum offering price per accumulation unit on the last day of the period.


Because the Variable Account imposes charges and deductions, a variable sub-account's yield will be lower than the yield for its corresponding Fund. The yield calculations do not reflect the effect of any premium taxes or withdrawal charges that may apply to a particular Contract. Withdrawal charges range from 7% to 1% of the amount withdrawn on total Premium Payments paid, less prior partial surrenders, depending on the Contract Year of surrender.

The yield on amounts held in the variable sub-accounts normally fluctuates over time. Therefore, the disclosed yield for any given past period does not indicate or represent future yields or rates of return. The types and quality of the Fund's investments and its operating expenses affect a variable sub-account's actual yield.

Standard Variable Sub-account Total Returns

We may advertise or disclose annual average total returns for one or more of the variable sub-accounts for various periods of time. When a variable sub-account has been in operation for 1, 5 and 10 years, respectively, we will provide the total return for these periods. We may also disclose total returns for other periods of time. Total returns represent the average annual compounded rates of return that would equate the initial amount invested to the redemption value of that investment on the last day of each of the periods.

We calculate total returns using variable sub-account Unit Values that we calculate on each Valuation Period. We base variable sub-account Unit Values on the performance of the Sub-account's underlying portfolio, reduced by the mortality and expense risk charge, the administrative expense charge, and the Annuity Account Fee. The Annuity Account Fee is reflected by dividing the total amount of such charges collected during the year that are attributable to the Variable Account by the total average net assets of all the variable sub-accounts. We deduct the resulting percentage from the return in calculating the ending redeemable value. These figures do not reflect any premium taxes, charges or credits for market value adjustments. Total return calculations reflect the effect of withdrawal charges that may apply to a particular period. We will then calculate the total return according to the following formula:

                P(l + T)(to the power of n) = ERV

                Where:

                P = A hypothetical initial Premium Payment of $1,000.

                T = Average annual total return.

                n = Number of years in the period.

                ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

                 Non-Standard Variable Sub-account Total Returns

We may disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that we assume that the withdrawal charge percentage is 0%.

We may also disclose cumulative total returns in conjunction with the standard format described above. We calculate the cumulative returns by using the following formula and assuming that the withdrawal charge percentage is 0%.

CTR = (ERV/P) - 1

                                     Where:

CTR = The cumulative total return net of variable sub-account recurring charges for the period.

             ERV = The ending redeemable value of the hypothetical investment made at the beginning of the one, five or ten-year period, at the end of the one, five or ten-year period (or fractional portion thereof).

             P = A hypothetical initial payment of $10,000

             Non-standard performance data will only be advertised if standard performance data is also disclosed.

Adjusted Historical Portfolio Performance

We may also disclose yield and total return for the Fund's Portfolios, including for periods before the date that the Variable Account began operations. For periods prior to the date the Variable Account commenced operations, adjusted historical portfolio performance information will be calculated based on the performance of the Portfolios and the assumption that the variable sub-accounts were in existence for the same periods as those of the Portfolios, with some or all of the charges equal to those currently assessed against the variable sub-accounts.

We may also use advertisements that include hypothetical illustrations comparing the difference between the growth of a taxable investment and a tax-deferred investment in a variable annuity.

                                  Legal Matters

Mark A. Parsons, Chief Counsel, Retirement and Investment Services Division, CIGNA Corporation, has passed upon all matters of Connecticut law pertaining to the Contracts. This includes the Contracts' validity and our right to issue the Contracts under Connecticut Insurance Law and any other applicable state insurance or securities laws.

                                Legal Proceedings

There are no material legal or administrative proceedings pending or known to be contemplated, to which the Variable Account party or to which any of its property is subject. The principal underwriter, LFD, is not engaged in any material litigation of any nature.

The Company's run-off reinsurance operations include an approximate 35% share in the primary layer of a workers' compensation reinsurance pool, which was formerly managed by Unicover Managers, Inc. The pool had obtained reinsurance for a significant portion of its exposure to claims, but disputes have arisen regarding this reinsurance (retrocessional) coverage. The retrocessionaires have commenced arbitration against Unicover and the pool members, seeking recission or damages.

Resolution of this matter is likely to take some time and the outcome is uncertain. If the arbitration results are unfavorable, the Company could incur losses material to its results of operations. However, management does not expect the arbitration results to have a material adverse effect on the Company's liquidity or financial condition.

The Company was a defendant in litigation certified as a class action which among other allegations challenges the passthrough of certain tax-related costs to policyholders, and alleged misrepresentations with respect to certain sales practices. This case has been settled; however, an alternative dispute resolution claim process is ongoing. It is the opinion of management that losses resulting from this litigation will not have a material adverse effect on the Company's financial condition or results of operations.

The Company and/or its affiliates are defendants in several proposed class action lawsuits bought in federal courts against the managed care industry by physicians and members of health plans. The lawsuits allege violations under one or more of the Employment Retirement Income Security Act("ERISA"), the Racketeer Influenced and Corrupt Organizations Act ("RICO") and various state laws. They challenge, in general terms, the mechanisms used by managed care companies in connection with the delivery of or payment for health care services. The complaints seek injunctive relief, unspecified damages (subject, in the case of RICO, to trebling) and attorney's fees.

Peterson v. Connecticut General Life Insurance Company was filed February 2, 2000 in the United States District Court for the Eastern District of Pennsylvania. The Company's motion to dismiss for failure to state a claim was granted and the plaintiff has filed an appeal in the U.S. Court of Appeals for the Third Circuit.

The federal cases against the Company or its affiliates are Shane v. Humana, Inc. et al. (CIGNA subsidiaries added as defendants in August 2000), Mangieri v. CIGNA Corporation (filed December 7, 1999 in the United States District Court for the Northern District of Alabama), and Pickney v. CIGNA Corporation and CIGNA Health Corporation (filed November 22, 1999, in the United States District Court for the Southern District of Mississippi). Plaintiffs in the Shane and Mangieri cases are physicians, and in the Pickney case, a health plan subscriber. These cases have been transferred to the United States District Court for the Southern District of Florida, along with other cases against other managed care companies, for consolidated pretrial proceedings. Defendants' motions to dismiss all cases are pending there. The court has not decided whether a class should be certified in any of the cases.

In addition, certain of the Company's affiliates are defendants in two federal cases brought by health plan subscribers filed September 7, 2000, in the U.S. District Court for the District of Connecticut, Albert v. CIGNA Healthcare of Connecticut, Inc. et al. and State of Connecticut v. Anthem, et al. It is likely that these cases will be transferred to Florida and consolidated with the other actions pending there. Certain of the Company's affiliates are also defendants in state court cases filed by providers.

The Company is routinely involved in numerous lawsuits arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs. The outcome of litigation is always uncertain. With the exception of certain reinsurance arbitration proceedings (the possible results of which are discussed above), the Company does not believe that any legal proceedings currently threatened or pending involving the Company will result in losses that would be material to results of operations, liquidity or financial condition.

                                     Experts

The consolidated financial statements of CG Life as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 that appear in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000 and for each of the periods on the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              Financial Statements

The financial statements of the Variable Account as of December 31, 2000 and for each of the periods in the two years then ended, the consolidated financial statements of CG Life as of December 31, 2000 and 1999 1999 and 1998 and for each of the three years in the period ended December 31, 2000 and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements CG Life included herein should be considered only as bearing upon the ability of the CG Life to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account, or on the Guaranteed Interest Rate that we credit during a Guaranteed Period.




                            CONNECTICUT GENERAL LIFE

                                INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2000










Report of Independent Accountants

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income and changes in shareholder's equity and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December
31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 8, 2001




                                        2






                   Connecticut General Life Insurance Company

                        Consolidated Statements of Income

--------------------------------------------------------------------------------------------------------------------------------
(In millions)

--------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                            2000             1999           1998
--------------------------------------------------------------------------------------------------------------------------------
Revenues

Premiums and fees                                                                   $      7,072     $      6,573     $   5,683
Net investment income                                                                      2,395            2,421         2,637
Other revenues                                                                               110              111           427

Realized investment (losses) gains                                                           (11)               7            93
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
     Total revenues                                                                        9,566            9,112         8,840
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
Benefits, Losses and Expenses

Benefits, losses and settlement expenses                                                   6,296            6,062         5,802
Policy acquisition expenses                                                                   56               45            44
Other operating expenses                                                                   2,211            1,945         1,763
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
     Total benefits, losses and expenses                                                   8,563            8,052         7,609
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
Income Before Income Taxes                                                                 1,003            1,060         1,231
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
Income taxes (benefits):
  Current                                                                                    484              268           636
  Deferred                                                                                  (164)              90          (211)
                                                                                       ------------     ------------     ----------
     Total taxes                                                                             320              358           425
                                                                                       ------------     ------------     ----------
Net Income                                                                          $        683     $        702     $     806
-----------------------------------------------------------------------------------------------------------------------------------

The Notes to the Financial Statements are an integral part of these statements









4

                   Connecticut General Life Insurance Company

                           Consolidated Balance Sheets

-----------------------------------------------------------------------------------------------------------------------------------
(In millions)

-----------------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                            2000                          1999


-----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments:

  Fixed maturities, at fair value (amortized cost, $ 17,448; $ 16,521)                 $     17,839                  $     16,313
  Mortgage loans                                                                              8,998                         8,980
  Policy loans                                                                                2,926                         3,007
  Real estate                                                                                   508                           775
  Equity securities, at fair value (cost, $54; $57)                                              50                            62
  Other long-term investments                                                                   903                           722
  Short-term investments                                                                        113                            66
                                                                                          -----------                   ------------
       Total investments                                                                     31,337                        29,925
Cash and cash equivalents                                                                       622                           636
Accrued investment income                                                                       435                           379
Premiums and accounts receivable                                                              1,205                         1,048
Reinsurance recoverables                                                                      7,462                         7,251
Deferred policy acquisition costs                                                               232                           208
Property and equipment                                                                          588                           406
Deferred income taxes                                                                         1,054                           933
Current income taxes                                                                              -                            17
Other assets                                                                                    357                           373
Goodwill and other intangibles                                                                  681                           706
Separate account assets                                                                      35,807                        37,921
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
  Total assets                                                                         $     79,780                  $     79,803
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
Liabilities

Contractholder deposit funds                                                           $     27,602                  $     26,599
Future policy benefits                                                                        8,195                         7,757
Unpaid claims and claim expenses                                                              1,606                         1,434
Unearned premiums                                                                               116                           149
                                                                                          -----------                   ------------
  Total insurance and contractholder liabilities                                             37,519                        35,939
Accounts payable, accrued expenses and other liabilities                                      2,761                         2,464
Current income taxes                                                                             31                            -
Separate account liabilities                                                                 35,807                        37,921
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
  Total liabilities                                                                          76,118                        76,324
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
Contingencies - Note 13
Shareholder's Equity

Common stock (6 shares issued)                                                                   30                            30
Additional paid-in capital                                                                    1,124                         1,120
Net unrealized appreciation (depreciation), fixed maturities             $       53                    $      (28)
Net unrealized depreciation, equity securities                                   (21)                         (17)
Net translation of foreign currencies                                             2                             1
                                                                            ---------                     ----------
Accumulated other comprehensive income (loss)                                                    34                          (44)
Retained earnings                                                                             2,474                         2,373
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
  Total shareholder's equity                                                                  3,662                         3,479
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------
  Total liabilities and shareholder's equity                                           $     79,780                  $     79,803
----------------------------------------------------------------------- --- --------- --- ----------- --- ---------- -- ------------

The Notes to the Financial Statements are an integral part of these statements.





                   Connecticut General Life Insurance Company

                 Consolidated Statements of Comprehensive Income

                       and Changes in Shareholder's Equity

-----------------------------------------------------------------------------------------------------------------------------------
(In millions)

-----------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                               2000                       1999                        1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Compre-       Share-      Compre-        Share-       Compre-        Share-
                                                        hensive      holder's      hensive      holder's       hensive      holder's
                                                         Income       Equity       Income        Equity        Income        Equity
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock                                                      $       30                 $        30                 $        30
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital, beginning of year                          1,120                       1,072                         766
  Net assets contributed by parent                                         4                          48                         306
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital, end of year                                1,124                       1,120                       1,072
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated Other Comprehensive (Loss) Income,                           (44)                        220                         258
 beginning of year

  Net unrealized appreciation (depreciation),
 fixed maturities                                   $        81            81   $    (271)           (271) $      (39)          (39)
  Net unrealized (depreciation) appreciation,
    equity securities                                       (4)           (4)           8              8            1             1
                                                       ----------    ----------    ---------     ---------     ---------     -------
  Net unrealized appreciation (depreciation)                 77                      (263)                        (38)
    on investments
  Net translation of foreign currencies                       1             1          (1)             (1)          -             -
                                                       ----------    ----------    ---------     ---------     ---------     -------
    Other comprehensive income (loss)                        78                      (264)                        (38)
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated Other Comprehensive Income (Loss),                             34                         (44)                       220
 end of year
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings, beginning of year                                    2,373                      2,206                       3,392
  Net income                                                683           683         702            702           806           806
   Dividends declared                                                    (582)                      (535)                    (1,992)
----------------------------------------------------------------------------------------------------------------- -------
Retained Earnings, end of year                                          2,474                      2,373                       2,206
--------------------------------------------------- -- ---------- -- ---------- -- --------- --- --------- --- --------- --- -------
--------------------------------------------------- -- ---------- -- ---------- -- --------- --- --------- --- --------- --- -------
Total Comprehensive Income and                      $       761   $     3,662   $     438    $     3,479   $       768   $     3,528
 Shareholder's Equity

--------------------------------------------------- -- ---------- -- ---------- -- --------- --- --------- --- --------- --- -------

The Notes to the Financial Statements are an integral part of these statements.






                   Connecticut General Life Insurance Company

                      Consolidated Statements of Cash Flows

--------------------------------------------------------------------------------------------------------------------------------
(In millions)

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                            2000             1999           1998
-------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------- -- ------------ --- ------------ --- ----------
Cash Flows from Operating Activities

Net Income                                                                          $         683    $        702     $      806
Adjustments to reconcile net income to net cash (used in)
       provided by operating activities:
     Insurance liabilities                                                                    224              22             67
     Reinsurance recoverables                                                                (202)             31             (7)
     Deferred policy acquisition costs                                                        (25)            (21)           (12)
     Premiums and accounts receivable                                                        (107)           (238)          (179)
     Accounts payable, accrued expenses, other liabilities and current income
taxes                                                                                          65             (30)           149
     Deferred income taxes                                                                   (164)             90           (211)
     Other assets                                                                              14             (32)          (339)
     Depreciation and goodwill amortization                                                   132             154            113
     Gains on sales of businesses                                                             (99)            (95)          (418)
     Other, net                                                                              (147)             88            (50)
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
          Net cash provided by (used in) operating activities                                 374             671            (81)
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
Cash Flows from Investing Activities
Proceeds from investments sold:
     Fixed maturities                                                                       2,120           2,336          2,869
     Mortgage loans                                                                           332             758          1,052
       Policy loans                                                                            68             272            382
       Equity securities                                                                       17              24             15
     Other (primarily short-term investments)                                               6,736           5,958          6,822
Investment maturities and repayments:
     Fixed maturities                                                                       1,871           2,404          2,797
     Mortgage loans                                                                           882             426            421
Investments purchased:
     Fixed maturities                                                                      (4,542)         (4,293)        (3,881)
     Mortgage loans                                                                        (1,352)         (1,381)        (1,611)
     Equity securities                                                                       (111)            (17)            (7)
     Other (primarily short-term investments)                                              (6,735)         (5,945)        (7,652)
Sale of individual life insurance and annuity business, net proceeds                            -               -          1,295
Sale of portion of life reinsurance business                                                   45               -              -
Other, net                                                                                   (222)           (358)          (274)
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
     Net cash (used in) provided by investing activities                                     (891)            184          2,228
                                                                                       ------------     ------------     ----------
                                                                                       ------------     ------------     ----------
Cash Flows from Financing Activities

Deposits and interest credited to contractholder deposit funds                              8,765           7,585          7,050
Withdrawals and benefit payments from contractholder deposit funds                         (7,642)         (8,296)        (7,106)
Dividends paid to parent                                                                     (582)           (535)        (1,992)
Repayment of long term debt                                                                   (42)              -              -
Other, net                                                                                      4               1              4
                                                                                       ------------     ------------     ----------
     Net cash provided by (used in) financing activities                                      503          (1,245)        (2,044)
                                                                                       ------------     ------------     ----------
----------------------------------------------------------------------------------- -- ------------ --- ------------ --- ----------
Net (decrease) increase in cash and cash equivalents                                         (14)            (390)           103
Cash and cash equivalents, beginning of year                                                 636            1,026            923
----------------------------------------------------------------------------------- -- ------------ --- ------------ --- ----------
Cash and cash equivalents, end of year                                              $        622    $         636    $     1,026
---------------------------------------------------------------------------------- --  ------------ --- ------------ --- ----------
Supplemental Disclosure of Cash Information:
     Income taxes paid, net of refunds                                              $        435    $         337    $       520
     Interest paid                                                                  $          2    $           3    $         3
----------------------------------------------------------------------------------- -- ------------ --- ------------ --- ----------

The Notes to the Financial Statements are an integral part of these statements.





Notes to the Financial Statements (Continued)
Note 1 - Description of Business

Connecticut General Life Insurance Company and its subsidiaries (collectively referred to as "Connecticut General") provide employee benefits offered through the workplace, including group life and health insurance, retirement products and services and investment management. Connecticut General operates throughout the United States and in selected international locations. Connecticut General is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

Note 2 - Summary of Significant Accounting Policies

A.       Basis of Presentation

The consolidated financial statements include the accounts of Connecticut
General and all significant subsidiaries. These consolidated financial statements were prepared in conformity with generally accepted accounting principles. Amounts recorded in the financial statements reflect management's estimates and assumptions about medical costs, interest rates and other factors.
Significant estimates are discussed in these Notes. Certain reclassifications have been made to prior years' amounts to conform to the 2000 presentation.

B.       Recent Accounting Pronouncement

Derivative instruments and hedging activities.

Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for
Derivative Instruments and Hedging Activities", requires that derivatives be reported on the balance sheet at fair value. Changes in fair value are recognized in net income or, for derivatives that hedge market risk related to future cash flows, in accumulated other comprehensive income.

Connecticut General will implement SFAS No. 133 as of January 1, 2001, recording the cumulative effect of adoption in net income and accumulated other comprehensive income. Implementation of SFAS No. 133 is expected to adjust net income and accumulated other comprehensive income each by less than $5 million.
Although the requirement to record derivatives at fair value adds volatility to net income and other comprehensive income, Connecticut General does not expect the effect of this requirement to be material to its results of operations or financial condition because of Connecticut General's limited use of derivatives.

C.   Financial Instruments

In the normal course of business, Connecticut General enters into transactions involving various types of financial instruments. These financial instruments include investments (such as fixed maturities and equity securities) and off-balance-sheet instruments (such as investment and loan commitments and financial guarantees). These instruments may change in value due to interest rate and market fluctuations, and most have credit risk. Connecticut General evaluates and monitors each financial instrument individually and, when management considers it appropriate, uses a derivative instrument or obtains collateral or another form of security to minimize risk of loss.

Most financial instruments that are subject to fair value disclosure requirements (such as fixed maturities and equity securities) are carried in the financial statements at amounts that approximate fair value. At the end of 2000 and 1999, the fair values of mortgage loans and contractholder deposit funds were not materially different from their carrying amounts. Fair values of off-balance-sheet financial instruments were not material.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, management estimates fair value based on discounted cash flow analyses, which use current interest rates for similar financial instruments with comparable terms and credit quality.
Management estimates the fair value of liabilities for contractholder deposit funds using the amount payable on demand and, for those deposit funds not payable on demand, using discounted cash flow analyses. In many cases, an estimate of the fair value of a financial instrument may differ significantly from the amount that could be realized if the instrument were sold immediately.

D.    Investments

Connecticut General's accounting policies for investment assets are discussed below.

Fixed maturities and mortgage loans. Investments in fixed maturities include bonds, mortgage- and other asset-backed securities and redeemable preferred stocks. These investments are classified as available for sale and are carried at fair value. Fixed maturities are considered impaired, and amortized cost is written down to fair value, when management expects a decline in value to persist.

Mortgage loans are carried at unpaid principal balances. Impaired loans are carried at the lower of unpaid principal or fair value of the underlying collateral. Mortgage loans are considered impaired when it is probable that Connecticut General will not collect amounts due according to the terms of the loan agreement.

When an investment is current, Connecticut General recognizes interest income when it is earned. Connecticut General stops recognizing interest income on fixed maturities and mortgage loans when they are delinquent or have been restructured as to terms (interest rate or maturity date). Net investment income on these investments is only recognized when interest payments are received.

Real estate. Investment real estate can be held to produce income or for sale.

Connecticut General carries real estate held to produce income at depreciated cost less any write-downs to fair value due to impairment. Depreciation is generally calculated using the straight-line method based on the estimated useful life of the particular real estate asset.

Connecticut General acquires most real estate held for sale through foreclosure of mortgage loans. At the time of foreclosure, properties are valued at fair value less estimated costs to sell, and are reclassified from mortgage loans to real estate held for sale. After foreclosure, these investments are carried at the lower of fair value at foreclosure or current fair value, less estimated costs to sell, and are no longer depreciated. Valuation reserves reflect changes in fair value after foreclosure. Connecticut General rehabilitates, re-leases, and sells foreclosed properties held for sale. This process usually takes from two to four years unless management considers a near-term sale preferable.

Connecticut General uses several methods to determine the fair value of real estate, but relies primarily on discounted cash flow analyses and, in some cases, third-party appraisals.

Equity securities and short-term investments. Connecticut General classifies equity securities and short-term investments as available for sale and carries them at fair value, which for short-term investments approximates cost. Equity securities include common and non-redeemable preferred stocks.

Policy loans. Policy loans are carried at unpaid principal balances.

Other long-term investments. Other long-term investments includes assets in the separate accounts in excess of contractholder liabilities. These assets are carried at market value.

Investment gains and losses. Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves, and are based on specifically identified assets. Connecticut General's net income does not include gains and losses on investment assets related to experience-rated pension policyholders' contracts and participating life insurance policies
(policyholder share) because these amounts generally accrue to the policyholders.

Unrealized gains and losses on investments carried at fair value are included in accumulated other comprehensive income, net of policyholder share and deferred income taxes.

Derivative financial instruments. Note 4(F) discusses Connecticut General's accounting policies for derivative financial instruments.

E.       Cash and Cash Equivalents

Cash equivalents consist of short-term investments that will mature in three months or less from the time of purchase.

F.       Reinsurance Recoverables

Reinsurance recoverables are estimates of amounts that Connecticut General will receive from reinsurers. Allowances are established for amounts owed to Connecticut General under reinsurance contracts that management believes will not be received.





G.       Deferred Policy Acquisition Costs

Acquisition costs consist of commissions, premium taxes, and other costs that Connecticut General incurs to acquire new business. Acquisition costs for:

o Contractholder deposit funds and universal life products are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts.

o Annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

o        Other products are expensed as incurred.

Management estimates future revenues less expected claims on products that carry deferred policy acquisition costs. If that estimate is less than the deferred costs, Connecticut General reduces deferred policy acquisition costs and records an expense.

H.       Property and Equipment

Property and equipment is carried at cost less accumulated depreciation. When applicable, cost includes interest, real estate taxes and other costs incurred during construction. Also, eligible costs for internal-use software development are capitalized. Connecticut General calculates depreciation and amortization principally using the straight-line method based on the estimated useful life of each asset. Accumulated depreciation and amortization was $599 million at December 31, 2000, and $506 million at December 31, 1999.

I.       Other Assets

Other assets consist primarily of various insurance-related assets.

J.       Goodwill and Other Intangibles

Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Other intangible assets primarily represent purchased customer lists and provider contracts.

Connecticut General amortizes goodwill and other intangibles on a straight-line basis over periods ranging from five to 40 years. Management revises amortization periods if it believes there has been a change in the length of time that the intangibles will continue to have value. Accumulated amortization was $192 million at December 31, 2000, and $167 million at December 31, 1999.

For businesses that have recorded goodwill, management analyzes historical and estimated future income or undiscounted cash flows. If this analysis yields amounts that are lower than the amount recorded as goodwill, Connecticut General reduces goodwill and records an expense.

K.       Separate Accounts

Separate account assets and liabilities are policyholder funds maintained in accounts with specific investment objectives. These accounts are carried at market value. The investment income, gains and losses of these accounts generally accrue to the policyholders and are not included in Connecticut
General's revenues and expenses.

L.       Contractholder Deposit Funds

Liabilities for contractholder deposit funds include deposits received from customers for investment-related and universal life products and investment earnings on their fund balances. These liabilities are adjusted to reflect administrative charges, policyholder share of unrealized appreciation or depreciation on investment assets and, for universal life fund balances, mortality charges.

M.       Unpaid Claims and Claim Expenses

Liabilities for unpaid claims and claim expenses are estimates of payments to be made under health and dental coverages for reported claims and for losses incurred but not yet reported. Management develops these estimates using actuarial methods based upon historical data for payment patterns, cost trends, product mix, seasonality, utilization of health care services and other relevant factors. When estimates change, Connecticut General records the adjustment in benefits, losses and settlement expenses.

N.       Future Policy Benefits

Future policy benefits are liabilities for estimated future obligations under traditional life and health policies and annuity products currently in force.
These obligations are estimated using techniques that rely on assumptions as to estimated premiums, future investment yield, mortality, morbidity and withdrawals that allow for adverse deviation.

Specifically, the estimates for individual life insurance and annuity future policy benefits are computed using interest rate assumptions that generally decline over the first 20 years and range from 2% to 11%. Mortality, morbidity and withdrawal assumptions are based on either Connecticut General's own experience or actuarial tables.

O.       Unearned Premiums

Premiums for group life, accident, and health insurance are recognized as revenue on a pro rata basis over the contract period. The unrecognized portion of these premiums is recorded as unearned premiums.

P.       Other Liabilities

Other liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that management can reasonably estimate.

Q.       Translation of Foreign Currencies

Connecticut General's foreign operations primarily use the local currency as their functional currency. Connecticut General uses exchange rates as of the balance sheet date to translate assets and liabilities into U.S. dollars. The translation gain or loss on functional currencies, net of applicable taxes, is generally reflected in accumulated other comprehensive income. Connecticut
General uses average exchange rates during the year to translate revenues and expenses into U.S. dollars.

R.       Premiums and Fees, Revenues and Related Expenses

Premiums for group life, accident and health insurance are recognized as revenue on a pro rata basis over the contract period. Benefits, losses and settlement expenses are recognized when incurred.

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

Revenue for investment-related products is recognized as follows:

o Net investment income on assets supporting investment-related products is recognized as earned.

o Contract fees, which are based upon related administrative expenses, are assessed against the customer's fund balance ratably over the contract year.

Benefit expenses for investment-related products consist primarily of income credited to policyholders in accordance with contract provisions.

Revenue for universal life products is recognized as follows:

o Net investment income on assets supporting universal life products is recognized as earned.

o Fees for mortality are recognized ratably over the policy year.

o Administration fees are recognized as services are provided.

o        Surrender charges are recognized as earned.

Benefit expenses for universal life products consist of benefit claims in excess of policyholder account balances. Expenses are recognized when claims are filed, and income is credited in accordance with contract provisions.

S.       Participating Business

Connecticut General's participating life insurance policies entitle policyholders to earn dividends that represent a portion of the earnings of Connecticut General. Participating insurance accounted for approximately 8% of Connecticut General's total life insurance in force at the end of 2000, and 7% at the end of 1999 and 1998.

T.       Income Taxes

Connecticut General and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. The provision for federal income tax is calculated as if Connecticut General were filing a separate federal income tax return. Connecticut General generally recognizes deferred income taxes when assets and liabilities have different values for financial statement and tax reporting purposes (temporary differences).

Note 7 contains detailed information about Connecticut General's income taxes.





Notes to the Financial Statements (Continued)
Note 3 - Dispositions

Connecticut General conducts regular strategic and financial reviews of its businesses to ensure that capital is used effectively. As a result of these reviews, Connecticut General may acquire or dispose of assets, subsidiaries or lines of business.

Sale of portions of U.S. life reinsurance business. As of June 1, 2000, Connecticut General sold its U.S. individual life, group life and accidental death reinsurance business for cash proceeds of approximately $170 million. The sale generated an after-tax gain of approximately $85 million, but recognition of that gain was deferred because the sale was structured as an indemnity reinsurance arrangement. The gain will be recognized on a declining basis over the remaining life of the reinsured business, primarily over 15 years.
Connecticut General recognized $7 million of the deferred gain in 2000.

Connecticut General has placed its remaining reinsurance businesses (including its accident, domestic health, international life and health, and specialty life reinsurance business) into run-off (run-off reinsurance business) and, accordingly, stopped underwriting new reinsurance business. During 2000, Connecticut General recorded charges totaling $86 million after-tax for the run-off reinsurance business, as follows:

o A charge of $84 million to strengthen reserves, following a review of reserve assumptions for certain specialty life reinsurance contracts. These contracts guarantee certain minimum death benefits if variable annuity account values decline. These values are derived from underlying equity and bond mutual fund investments.

o A charge of $2 million for restructuring costs (principally severance).

Sale of individual life insurance and annuity business. As of January 1, 1998, Connecticut General sold its individual life insurance and annuity business for cash proceeds of $1.4 billion. The sale generated an after-tax gain of approximately $770 million. Of this amount, $202 million was recognized when the sale was completed in 1998. The remaining gain was deferred because the principal agreement to sell this business was an indemnity reinsurance arrangement. The deferred portion is being recognized at the rate that earnings from the sold business would have been expected to emerge, primarily over 15 years on a declining basis. Connecticut General recognized $57 million of the deferred gain in 2000, $62 million in 1999 and $66 million in 1998.

As part of the sale, Connecticut General transferred invested assets of $5.4 billion and various other assets and liabilities, and recorded a reinsurance recoverable of $5.8 billion for insurance liabilities retained.

Note 4 - Investments

A.       Fixed Maturities

The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, were as follows at December 31, 2000:

------------------------------------------------------------------
(In millions)                     Amortized Cost       Fair
                                                       Value

------------------------------------------------------------------
------------------------------------------------------------------
Due in one year or less           $       1,071   $      1,075
Due after one year through five
 years                                    3,980          3,987
Due after five years through ten
 years                                    4,338          4,454
Due after ten years                       2,675          2,958
Mortgage- and other asset-backed
 securities                               5,384          5,365
------------------------------------------------------------------
------------------------------------------------------------------
Total                             $      17,448   $     17,839
------------------------------------------------------------------

Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations, with or without penalties. Also, in some cases maturity dates may be extended.

Gross unrealized appreciation (depreciation) on fixed maturities, including policyholder share, by type of issuer was as follows:

-------------------------------------------------------------------
December 31, 2000

-------------------------------------------------------------------
-------------------------------------------------------------------
(In millions)      Amortized   Unrealized   Unrealized     Fair

                      Cost    Appreciation Depreciation   Value

-------------------------------------------------------------------
-------------------------------------------------------------------
Federal            $      439 $       216  $        -   $      655
 government and
 agency
State and local
 government               151           9            (1)       159
Foreign
 government               246          11            (4)       253
Corporate              11,228         428          (249)    11,407
Federal agency
 mortgage-backed          525          14           -          539
Other
 mortgage-backed        1,924          39           (24)     1,939
Other
 asset-backed           2,935          62          (110)     2,887
-------------------------------------------------------------------
-------------------------------------------------------------------
Total              $   17,448 $       779  $       (388)$   17,839
-------------------------------------------------------------------


------------------------------------------------------------------
December 31, 1999
------------------------------------------------------------------
------------------------------------------------------------------
(In millions)      Amortized  Unrealized   Unrealized     Fair
                      Cost    AppreciationDepreciation   Value

------------------------------------------------------------------
------------------------------------------------------------------
Federal
 government and
 agency            $      481 $      130  $         (3)$     608
State and local
 government               167          6            (6)      167
Foreign
 government               192          2            (9)      185
Corporate              10,321        225          (343)   10,203
Federal agency
 mortgage-backed          760         10            (8)      762
Other
 mortgage-backed        1,633         15           (69)    1,579
Other
 asset-backed           2,967         20          (178)    2,809
------------------------------------------------------------------
------------------------------------------------------------------
Total              $   16,521 $      408  $       (616)$  16,313
------------------------------------------------------------------

At December 31, 2000, Connecticut General had commitments to purchase $42 million of fixed maturities. Most of these commitments are to purchase unsecured investment grade bonds, bearing interest at a fixed market rate. These bond commitments are diversified by issuer and maturity date. Connecticut General expects to disburse approximately 89% of the committed amount in 2001.

B.       Mortgage Loans and Real Estate

Connecticut General's mortgage loans and real estate investments are diversified by property type, location, and, for mortgage loans, borrower. Mortgage loans, which are secured by the related property, are generally made at less than 75% of the property's value.

At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

-----------------------------------------------------------------
(In millions)                           2000           1999
-----------------------------------------------------------------
-----------------------------------------------------------------
Mortgage loans                    $8,998         $ 8,980
                                   --------------  --------------
                                   --------------  --------------
Real estate:
   Held for sale                   232             297
   Held to produce income          276             478
                                   --------------  --------------
                                   --------------  --------------
Total real estate                  508             775
-----------------------------------------------------------------
-----------------------------------------------------------------
Total                             $9,506         $ 9,755
-----------------------------------------------------------------

At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

------------------------------------------------------------------
(In millions)                          2000            1999
------------------------------------------------------------------
------------------------------------------------------------------
Property type:

 Retail facilities                $     2,938     $     3,018
 Office buildings                       4,024           4,081
 Apartment buildings                    1,129           1,191
 Industrial                               593             670
 Hotels                                   572             488
 Other                                    250             307
                                    --------------
------------------------------------------------------------------
Total                             $     9,506     $     9,755
------------------------------------------------------------------
----------------------------------  ------------------------------
Geographic region:

 Central                          $     2,878     $     2,721
 Pacific                                2,656           2,941
 Middle Atlantic                        1,494           1,653
 South Atlantic                         1,662           1,531
 New England                              816             909
------------------------------------------------------------------
------------------------------------------------------------------
Total                             $     9,506     $     9,755
------------------------------------------------------------------

Mortgage loans. At December 31, 2000, scheduled mortgage loan maturities were as follows (in billions): $0.9 in 2001, $1.0 in 2002, $1.6 in 2003, $1.4 in 2004,
$1.2 in 2005, and $2.9 thereafter.

Actual maturities could differ from contractual maturities for several reasons.
Borrowers may have the right to prepay obligations, with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced.

At December 31, 2000, Connecticut General had commitments to extend credit under commercial mortgage loan agreements of approximately $127 million, most of which were at a fixed market rate of interest. These loan commitments are diversified by property type and geographic region. Connecticut General expects to disburse the committed amount in 2001.

At December 31, impaired mortgage loans and valuation reserves were as follows:

------------------------------------------------------------------
(In millions)                           2000            1999
------------------------------------------------------------------
------------------------------------------------------------------
Impaired loans with no valuation  $         55    $
 reserves                                                  184
Impaired loans with valuation
 reserves                                  169              52
                                    --------------  --------------
Total impaired loans                       224             236
Less valuation reserves                    (35)            (11)
------------------------------------------------------------------
------------------------------------------------------------------
Net impaired loans                $        189    $        225
------------------------------------------------------------------

During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

------------------------------------------------------------------
(In millions)                            2000            1999
------------------------------------------------------------------
------------------------------------------------------------------
Reserve balance - January 1       $          11   $           6
Transfers to foreclosed real                                  -
estate                                       (5)
Charge-offs upon sales                       (1)              -
Net change in valuation reserves             30               5
------------------------------------------------------------------
------------------------------------------------------------------
Reserve balance - December 31     $          35   $          11
------------------------------------------------------------------

Impaired mortgage loans, before valuation reserves, averaged approximately $255 million in 2000, and $183 million in 1999. Interest income recorded (cash received) on impaired loans was approximately $17 million in 2000 and $19 million in 1999.

During 1999, Connecticut General refinanced approximately $96 million of its mortgage loans at then current market rates for borrowers unable to obtain alternative financing. There were no such refinancings in 2000.

Real estate. During 2000, non-cash investing activities included $73 million of real estate acquired through foreclosure of mortgage loans, compared to $13 million for 1999 and $32 million for 1998. The total of valuation reserves and cumulative write-downs related to real estate, including policyholder share, was $69 million at the end of 2000, compared to $143 million at the end of 1999. Net investment income from real estate held for sale was $4 million for 2000 and $6 million for 1999. For 2000, write-downs upon foreclosure were $1 million and changes in valuation reserves were $3 million. Write-downs upon foreclosure and changes in valuation reserves were less than $1 million for 1999.

As of December 31, 2000, Connecticut General had commitments to purchase $59 million of real estate investments, diversified by property type and geographic region. Connecticut General expects to disburse approximately 68% of the committed amounts in 2001.

C.       Short-Term Investments and Cash Equivalents

Short-term investments and cash equivalents were primarily corporate securities of $371 million, money market funds of $149 million and federal government bonds of $49 million at December 31, 2000. Connecticut General's short-term investments and cash equivalents included $398 million in corporate securities, $77 million in federal government bonds and $133 million in asset-backed securities at December 31, 1999.

D.       Net Unrealized Appreciation (Depreciation) on Investments

Unrealized appreciation (depreciation) on investments carried at fair value at December 31 was as follows:

----------------------------------------------------------------
(In millions)                            2000           1999
----------------------------------------------------------------
----------------------------------------------------------------
Unrealized appreciation:
 Fixed maturities                 $         779  $        408
 Equity securities                           18             7
                                    ------------- --------------
                                    ------------- --------------
                                            797           415
                                    ------------- --------------
                                    ------------- --------------
Unrealized depreciation:
 Fixed maturities                          (388)         (616)
 Equity securities                          (22)           (2)
                                    ------------- --------------
                                    ------------- --------------
                                           (410)         (618)
                                    ------------- --------------
                                    ------------- --------------
                                            387          (203)
Less policyholder-related amounts           321          (151)
                                    ------------- --------------
                                    ------------- --------------
Shareholder net unrealized                   66
 appreciation (depreciation)                              (52)
Less deferred income taxes
 (benefits)                                  34            (7)
                                    ------------- --------------
----------------------------------------------------------------
Net unrealized appreciation       $          32  $
 (depreciation)                                           (45)
----------------------------------------------------------------


Components of the changes in net unrealized appreciation (depreciation) on investments, excluding policyholder share, for the year ended December 31 were as follows:

------------------------------------------------------------------
(In millions)                       2000       1999       1998
------------------------------------------------------------------
------------------------------------------------------------------
Unrealized appreciation
 (depreciation) on investments
 held                           $      87   $    (405) $     137

Less taxes (benefits)                  30        (141)        48
                                  --------------------------------
                                  --------------------------------
Unrealized appreciation
 (depreciation), net of taxes          57        (264)        89
                                  --------------------------------
                                  --------------------------------
(Losses) gains realized in net
 income                               (31)         (1)       195

Less (benefits) taxes                 (11)          -         68
                                  --------------------------------
                                  --------------------------------
(Losses) gains realized in net        (20)         (1)       127
 income, net of taxes
------------------------------------------------------------------
------------------------------------------------------------------
Changes in net unrealized       $      77   $    (263) $     (38)
 appreciation (depreciation)
------------------------------------------------------------------

E.       Non-Income Producing Investments

At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

------------------------------------------------------------------
(In millions)                          2000            1999
------------------------------------------------------------------
------------------------------------------------------------------
Fixed maturities                  $         8     $         7
Mortgage loans                              1               1
Real estate                               156              76
Other long-term investments                47              25
------------------------------------------------------------------
Total                             $       212     $       109
------------------------------------------------------------------

F.       Derivative Financial Instruments

Connecticut General's investment strategy is to manage the characteristics of investment assets--such as duration, yield, currency, and liquidity--to reflect the varying characteristics of the related insurance and contractholder liabilities. In implementing its investment strategy, Connecticut General substantially limits its use of derivative instruments to hedging applications designed to minimize interest rate, foreign currency and equity price risks. The effects of derivatives were not material to Connecticut General's results of operations, liquidity or financial condition for 2000, 1999 or 1998.

Hedge accounting treatment. Accounting rules provide that companies may use hedge accounting for a derivative instrument only when it is probable that there will be a high correlation between the changes in fair value or cash flow of the instrument and the changes in fair value or cash flow of the related hedged asset or liability. These changes are recognized together and generally offset each other.

When hedge accounting treatment does not apply, Connecticut General records derivatives at fair value. Changes in fair value are then recognized in net income, or in contractholder deposit fund liabilities for certain derivatives associated with experience-rated pension policyholders. Note 2(B) discusses a recent accounting pronouncement on derivative instruments and hedging activities.

Credit risk. Connecticut General routinely monitors exposure to credit risk associated with derivatives and diversifies the portfolio among approved dealers of high credit quality to minimize risk.

Derivative instruments used. The table below presents information about the nature and accounting treatment of Connecticut General's derivative financial instruments, and includes their underlying notional amounts (in millions) at December 31:








Notes to the Financial Statements (Continued)

------------------------ --------------------- ------------------------ ------------------------ ------------------------ ----------
                                                                                                                            Notional
                                                                                                                            Amounts:

      Instrument             Risk Hedged               Purpose                Cash Flows            Accounting Policy         2000
                                                                                                                              1999

------------------------ --------------------- ------------------------ ------------------------ ------------------------ ----------
Swaps                    Interest rate and     Connecticut General      Connecticut General      Fair value is reported         $322
                         foreign currency      hedges the interest or   periodically exchanges   currently in fixed
                         risk                  foreign currency cash    cash flow differences    maturities and net             $350
                                               flows of fixed           between variable and     interest cash flows
                                               maturities to match      fixed interest rates     are reported in net
                                               associated               or between two           investment income.
                                               liabilities.  Currency   currencies for both
                                               swaps are primarily      principal and interest.
                                               yen, Canadian dollars
                                               and euros.
------------------------ --------------------- ------------------------ ------------------------ ------------------------ ----------
Forward Swaps            Interest rate risk    Connecticut General      Connecticut General      Fair value is reported       $4,352
                                               hedges fair value        periodically exchanges   currently in other
                                               changes of fixed         the difference between   long-term investments        $1,793
                                               maturity and mortgage    variable and fixed       or other liabilities
                                               loan investments held    rate asset cash flows,   and in contractholder
                                               primarily for            beginning at a future    deposit fund
                                               experience-rated         date.                    liabilities.
                                               pension policyholders.
------------------------ --------------------- ------------------------ ------------------------ ------------------------ ----------
Written and Purchased    Primarily equity      Connecticut General      Connecticut General      Fair values are             Written
Options                  risk                  writes reinsurance       receives (pays) an       reported currently in        $3,396
                                               contracts to minimize    up-front fee and will    other liabilities and
                                               customers' market        periodically pay         other assets.  Changes
                                               risks and purchases      (receive) cash for the   in fair value are            $2,275
                                               reinsurance contracts    unfavorable changes in   reported in other
                                               to minimize the market   variable annuity         revenues or other
                                               risks assumed.  These    account values based     operating expenses.
                                               contracts are            on underlying mutual
                                               accounted for as         funds when account
                                               written and purchased    holders elect to
                                               options.                 receive minimum income
                                                                        payments.
                                                                                                                         ----------
                                                                                                                           Purchased

                                                                                                                              $2,717

                                                                                                                              $1,822

                                               ------------------------ ------------------------ ------------------------ ----------
                                               Connecticut General      Connecticut General      Purchased options are     Purchased
                                               purchases options to     pays an up-front fee     recorded in other              $118
                                               offset the effect of     to third parties and     assets at amortized
                                               income credited to       may receive cash at      cost adjusted for              $-
                                               certain universal life   the end of the           current equity indices
                                               policyholders, which     contract, based on the   with resulting income
                                               is based on the change   change in an equity      or expense reported in
                                               in an equity index.      index.                   benefit expense.
------------------------ --------------------- ------------------------ ------------------------ ------------------------ ----------






G.       Other

As of December 31, 2000 and 1999, Connecticut General did not have a concentration of investments in a single issuer or borrower exceeding 10% of shareholder's equity requiring disclosure.

Note 5 - Investment Income and Gains and Losses

A.       Net Investment Income

The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

------------------------------------------------------------------
(In millions)                        2000       1999      1998
------------------------------------------------------------------
------------------------------------------------------------------
Fixed maturities                 $   1,391  $    1,336 $   1,386
Equity securities                        4           2         1
Mortgage loans                         714         754       739
Policy loans                           200         257       459
Real estate                            108         148       142
Other long-term investments             37          22        19
Short-term investments                  40          39        18
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
                                     2,494       2,558     2,764
Less investment expenses                99         137       127
------------------------------------------------------------------
------------------------------------------------------------------
Net investment income           $    2,395  $    2,421 $   2,637
------------------------------------------------------------------

Net investment income attributable to policyholder contracts (which is included in Connecticut General's revenues and is primarily offset by amounts included in benefits, losses and settlement expenses) was approximately $1.4 billion for 2000 and 1999, and $1.6 billion for 1998. Net investment income for separate accounts (which is not reflected in Connecticut General's revenues) was $2.0 billion for 2000, $1.7 billion for 1999 and $1.5 billion for 1998.

Fixed maturities and mortgage loans on which Connecticut General recognizes interest income only when cash is received (referred to as non-accrual investments), including policyholder share, were as follows at December 31:

------------------------------------------------------------------
(In millions)                           2000            1999
------------------------------------------------------------------
------------------------------------------------------------------
Restructured                      $        159    $        176
Delinquent                                  49              12
------------------------------------------------------------------
------------------------------------------------------------------
Total non-accrual investments     $        208    $        188
------------------------------------------------------------------

For 2000 and 1998, net investment income would have been higher by $8 million in those years if interest on non-accrual investments had been recognized in accordance with their original terms. In 1999, net investment income was $9 million higher than it would have been under the original terms of these investments, reflecting collections of some prior year unrecognized interest income.

B.       Realized Investment Gains and Losses

Realized gains and losses on investments, excluding policyholder share, for the year ended December 31 were as follows:

------------------------------------------------------------------
(In millions)                       2000       1999       1998
------------------------------------------------------------------
------------------------------------------------------------------
Fixed maturities                 $    (34)  $      (3) $      34
Equity securities                       3           2          3
Mortgage loans                         (5)         (1)        22
Real estate                            22           5         10
Other                                   3           4         24
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
                                      (11)          7         93
Less income taxes                      (4)         (1)        33
------------------------------------------------------------------
------------------------------------------------------------------
Net realized investment gains    $     (7)  $       8  $      60
------------------------------------------------------------------

Realized investment gains and losses included impairments in the value of investments, net of recoveries, of $32 million in 2000 and $9 million in 1999.
In 1998, realized investment gains and losses included recoveries in the value of investments, net of impairments, of $5 million.

Realized investment gains (losses) that are not reflected in Connecticut
General's revenues for the year ended December 31 were as follows:

------------------------------------------------------------------
(In millions)                       2000       1999       1998
------------------------------------------------------------------
------------------------------------------------------------------
Separate accounts                $  1,788   $   2,253  $     494
Policyholder contracts           $    (60)  $      31  $     201
------------------------------------------------------------------
Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

------------------------------------------------------------------
(In millions)                        2000       1999       1998
------------------------------------------------------------------
------------------------------------------------------------------
Proceeds from sales              $  2,137   $  2,360   $    2,884
Gross gains on sales             $     63   $     65   $      180
Gross losses on sales            $   (51)   $    (26)  $     (41)
------------------------------------------------------------------

Note 6 - Shareholder's Equity and Dividend Restrictions

The Connecticut Insurance Department, which regulates Connecticut General, prescribes accounting practices (which differ in some respects from generally accepted accounting principles) to determine statutory net income and surplus.

Connecticut General's statutory net income for the year ended, and surplus as of, December 31 were as follows:

-----------------------------------------------------------------
(In millions)                      2000       1999       1998
-----------------------------------------------------------------
-----------------------------------------------------------------
Net income                      $     643  $     759  $     824
Surplus                         $   2,011  $   1,934  $   1,789
-----------------------------------------------------------------

Connecticut General is subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) they may extend to their shareholder without prior approval of regulatory authorities. The maximum dividend distribution that Connecticut General may make during 2001 without prior approval is $604 million. The amount of net assets which cannot be distributed without prior approval as of December 31, 2000 was approximately $3.0 billion.

Connecticut General's capital stock consisted of 5,978,322 shares of common stock authorized and outstanding as of December 31, 2000 and 1999 (par value
$5).

Note 7 - Income Taxes

Connecticut General's net deferred tax assets of $1.1 billion as of December 31, 2000, and $933 million as of December 31, 1999, reflect management's belief that Connecticut General's taxable income in future years will be sufficient to realize the net deferred tax assets. This determination is based on Connecticut
General's earnings history and future expectations.

Through 1983, a portion of Connecticut General's statutory income was not subject to current income taxation, but was accumulated in a designated policyholders' surplus account. Additions to the account were no longer permitted beginning in 1984. Connecticut General's existing account balance of $450 million would result in a $158 million tax liability only if it were distributed or treated as distributed to shareholders as defined by the Internal
Revenue Code. Connecticut General has not provided taxes on this amount because management believes it is remote that conditions requiring taxation will be met.

CIGNA's federal income tax returns are routinely audited by the Internal Revenue
Service (IRS). During 2000, the IRS completed a review of CIGNA's consolidated federal tax returns for the years 1994 through 1996. The settlement of the audit resulted in an increase in net income of $17 million in 2000. In management's opinion, adequate tax liabilities have been established for all years.

The tax effect of temporary differences that create deferred income tax assets and liabilities as of December 31 were as follows:

------------------------------------------------------------------
(In millions)                           2000            1999
------------------------------------------------------------------
------------------------------------------------------------------
Deferred tax assets:
 Employee and retiree benefit
 plans                                  $ 214          $  190
 Other insurance and
 contractholder liabilities               232             142
 Deferred gains on sales of
 businesses                               251             235
 Investments, net                         323             327
 Policy acquisition expenses              121             108
  Unrealized depreciation on
 investments                               -                7
  Other                                    10               -
                                    --------------  --------------
 Total deferred tax assets            $ 1,151         $ 1,009
                                    -------------- --------------
Deferred tax liabilities:

 Unrealized appreciation on
 investments                                34               -
 Depreciation and amortization              63              68
 Other                                       -               8
                                    ------------------------------
 Total deferred tax liabilities             97              76
------------------------------------------------------------------
------------------------------------------------------------------
Net deferred income tax assets    $      1,054    $        933
------------------------------------------------------------------
The components of income taxes for the year ended December 31 were as follows:

------------------------------------------------------------------
(In millions)                       2000       1999        1998
------------------------------------------------------------------
Current taxes:

 U.S. income                     $    478   $     258  $      617
 Foreign income                         2           6           5
 State income                           4           4          14
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
                                      484         268         636
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
Deferred taxes (benefits):

 U. S. income                        (164)         90        (205)
 State income                           -           -          (6)
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
                                     (164)         90        (211)
------------------------------------------------------------------
------------------------------------------------------------------
Total income taxes               $    320   $     358  $      425
------------------------------------------------------------------

Total income taxes for the year ended December 31 were different from the amount computed using the nominal federal income tax rate of 35% for the following reasons:

------------------------------------------------------------------
(In millions)                       2000       1999       1998
------------------------------------------------------------------
Tax expense at nominal rate      $    351   $   371    $   431
Tax-exempt interest income            (4)        (4)        (4)
Dividends received deduction         (13)        (9)       (13)
Amortization of goodwill                5         5          5
State income tax (net of
 federal income tax benefit)            2         3          5
Resolved federal tax audit
 issues                              (17)         -          -
Other                                 (4)        (8)         1
------------------------------------------------------------------
------------------------------------------------------------------
Total income taxes               $    320   $   358    $   425
------------------------------------------------------------------

Note 8 - Pension and Other Postretirement Benefit Plans

A.       Pension and Other Postretirement Benefit Plans

Connecticut General provides pension and certain health care and life insurance benefits to eligible retired employees, spouses and other eligible dependents through various plans. The expenses of retirement plans are allocated to Connecticut General along with other benefit cost allocations.

Pension benefits are provided through a plan sponsored by CIGNA covering most domestic employees and by a separate pension plan for former agents. CIGNA funds the pension plans at least at the minimum amount required by the Employee
Retirement Income Security Act of 1974. A pension credit of $5 million was allocated to Connecticut General in 2000. The allocated pension cost for Connecticut General was $19 million in 1999 and 1998. The plans had deposits with Connecticut General totaling approximately $1.8 billion at December 31, 2000 and $2.1 billion at December 31, 1999.

Expense for postretirement benefits other than pensions allocated to Connecticut
General totaled $8 million for 2000, $6 million for 1999 and $2 million for 1998. The other postretirement benefit liability included in accounts payable, accrued expenses and other liabilities was $369 million as of December 31, 2000 and $377 million as of December 31, 1999.

B.       401(k) Plans

CIGNA sponsors several 401(k) plans in which CIGNA matches a portion of employees' pre-tax contributions. Participants may invest in CIGNA common stock, several diversified stock funds, a bond fund and a fixed-income fund.

CIGNA may elect to increase its matching contributions if CIGNA's annual performance meets certain targets. A substantial amount of CIGNA's matching contributions are invested in CIGNA common stock. Connecticut General's allocated expense for these plans was $23 million for 2000, $20 million for 1999 and $22 million for 1998.

Note 9 - Reinsurance

In the normal course of business, Connecticut General enters into agreements with other insurance companies to assume and cede reinsurance. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses. Reinsurance does not relieve the originating insurer of liability. Connecticut General evaluates the financial condition of its reinsurers and monitors their concentrations of credit risk to confirm that Connecticut General and its reinsurers are not unduly exposed to risk in the same geographic regions or industries.

Individual Life and Annuity Reinsurance. At December 31, 2000, Connecticut
General had a reinsurance recoverable of $5.9 billion from Lincoln National
Corporation that arose from the 1998 sale of Connecticut General's individual life insurance and annuity business to Lincoln through an indemnity reinsurance transaction. See Note 3 for information about this sale.

Unicover. The run-off reinsurance operations includes approximately a 35% share in the primary layer of a workers' compensation reinsurance pool, which was formerly managed by Unicover Managers, Inc. The pool had obtained reinsurance for a significant portion of its exposure to claims, but disputes have arisen regarding this reinsurance (retrocessional) coverage. The retrocessionaires have commenced arbitration in the United States against Unicover and the pool members, seeking rescission or damages.

Resolution of these matters is likely to take some time and the outcomes are uncertain. If some or all of the arbitration results are unfavorable, Connecticut General could incur losses material to its consolidated results of operations. However, management does not expect these outcomes to have a material adverse effect on Connecticut General's liquidity or financial condition.

Other Reinsurance. Connecticut General could have losses if reinsurers fail to indemnify Connecticut General on other reinsurance arrangements, whether because of reinsurer insolvencies or contract disputes. However, management does not expect charges for other unrecoverable reinsurance to have a material effect on Connecticut General's results of operations, liquidity or financial condition.

Effects of Reinsurance. In Connecticut General's consolidated income statements, premiums and fees were net of ceded premiums, and benefits, losses and settlement expenses were net of reinsurance recoveries, in the following amounts:

------------------------------------------------------------------
(In millions)                    2000       1999       1998
------------------------------------------------------------------
------------------------------------------------------------------
Premiums and fees
        Short duration contracts:

 Direct                          $4,801     $ 4,248    $ 3,763
 Assumed                            707         651        286
 Ceded                             (127)       (105)      (237)
                                 ---------------------------------
                                  5,381       4,794      3,812
                                 ---------------------------------
                                 -
Long-duration contracts:
 Direct                           1,643       1,750      1,998
 Assumed                            698         635        564
 Ceded:
    Individual life insurance and
          annuity business sold    (461)       (462)      (557)
    Other                          (189)       (144)      (134)
                                 -
                                  --------------------------------
                                   1,691       1,779      1,871
------------------------------------------------------------------
Total  premiums and fees          $7,072     $ 6,573    $ 5,683
------------------------------------------------------------------
------------------------------------------------------------------
Reinsurance recoveries
Individual life insurance and
 annuity business sold           $308       $ 362      $ 550
Other                             222         194        149
------------------------------------------------------------------
------------------------------------------------------------------
Total                            $530       $ 556      $ 699
------------------------------------------------------------------

The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the recognized premium and fees amounts shown in the above table.

Note 10 - Leases and Rentals

Rental expenses for operating leases, principally for office space, amounted to $45 million in 2000 and $42 million in 1999 and 1998.

As of December 31, 2000, future net minimum rental payments under non-cancelable operating leases were approximately $355 million, payable as follows (in millions): $55 in 2001, $48 in 2002, $43 in 2003, $40 in 2004, $36 in 2005 and
$133 thereafter.

Note 11 - Segment Information

Operating segments generally reflect groups of related products. Connecticut
General's operations are not materially dependent on one or a few customers, brokers or agents.

Connecticut General presents segment information as follows:

Employee Health Care, Life and Disability Benefits which combines Connecticut
General's Health Care and Group Insurance segments, offers a range of indemnity group health and managed care products and services through guaranteed cost, experience-rated and alternative funding arrangements such as administrative services only and minimum premium plans. This segment also offers group life and disability coverages.

Employee Retirement Benefits and Investment Services provides investment products and professional services primarily to sponsors of qualified pension, profit sharing and retirement savings plans. This segment also provides certain corporate and variable life insurance products.

Other Operations includes:
        o       as discussed in Note 3, the deferred gains recognized from:
        o       the 1998 sale of the individual life insurance and annuity business and
        o       the 2000 sale of certain reinsurance operations;
        o       corporate  life  insurance on which policy loans are  outstanding  (leveraged  corporate  life insurance);
        o       reinsurance  operations  (consisting of the sold  reinsurance  operations prior to the date of sale and the run-off reinsurance business);
        o       settlement annuity business; and
        o       as discussed in Note 7, the amount received from the resolution of federal tax audits.

Connecticut General measures the financial results of its segments using operating income (which is net income excluding after-tax realized investment results). Connecticut General determines operating income for each segment consistent with the accounting policies for the consolidated financial statements. Connecticut General allocates other corporate general, administrative and systems expenses on systematic bases. Income taxes are generally computed as if each segment were filing separate income tax returns.

Segment reporting changes. Beginning January 1, 2000, Connecticut General combined the operations of a new business initiative (the results of which had been previously reported in Other Operations) with a business that is reported in the Employee Health Care, Life and Disability Benefits segment. Prior periods have been reclassified to conform to this presentation.

Summarized segment financial information for the year ended and as of December
31 was as follows:

------------------------------------------------------------------
(In millions)                       2000       1999       1998
------------------------------------------------------------------
------------------------------------------------------------------
Employee Health Care, Life and
 Disability Benefits

Premiums and fees and other
 revenues                        $    6,280 $    5,769 $   5,012
Net investment income                   283        267       290
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
Segment revenues                 $    6,563 $    6,036 $   5,302
Income taxes                     $      220 $      171 $     111
Operating income                 $      394 $      308 $     190
Assets under management:
 Invested assets                 $    3,464 $    3,341 $   3,519
 Separate account assets              1,943      2,038     1,702
                                  ----------  ---------  ---------
Total                            $    5,407 $    5,379 $   5,221
------------------------------------------------------------------
Employee Retirement Benefits
 and Investment Services

Premiums and fees and other
 revenues                        $      334 $      251 $     239
Net investment income                 1,609      1,596     1,605
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
Segment revenues                 $    1,943 $    1,847 $   1,844
Income taxes                     $      102 $      124 $     113
Operating income                 $      248 $      258 $     245
Assets under management:
 Invested assets                 $   21,458 $   20,183 $  20,511
 Separate account assets             32,033     32,996    30,717
                                  ----------  ---------  ---------
Total                            $   53,491 $   53,179 $  51,228
------------------------------------------------------------------
Other Operations
Premiums and fees and other
 revenues                        $      568 $      664 $     859
Net investment income                   503        558       742
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
Segment revenues                 $    1,071 $    1,222 $   1,601
Income taxes                     $        2 $       64 $     168
Operating income                 $       48 $      128 $     311
Assets under management:
 Invested assets                 $    6,415 $    6,401 $  10,006
 Separate account assets              1,831      2,887     2,229
                                  ----------  ---------  ---------
Total                            $    8,246 $    9,288 $  12,235
------------------------------------------------------------------

------------------------------------------------------------------
(In millions)                       2000       1999       1998
------------------------------------------------------------------
                                  ----------  ---------  ---------
Realized Investment (Losses)
 Gains

Realized investment (losses)
 gains                           $     (11) $        7 $      93
Income taxes (benefits)                 (4)         (1)       33
                                  ----------  ---------  ---------
Realized investment (losses)     $      (7) $        8 $      60
 gains, net of taxes (benefits)
------------------------------------------------------------------
                                  --------------------------------
Total

Premiums and fees and other
 revenues                        $   7,182  $    6,684 $  6,110
Net investment income                2,395       2,421    2,637
Realized investment (losses)
 gains                                 (11)          7       93
                                  ----------  ---------  ---------
                                  ----------  ---------  ---------
Total revenues                   $   9,566  $    9,112 $  8,840
Income taxes                     $     320  $      358 $    425

Operating income                 $     690  $      694 $    746
Realized investment (losses)
 gains, net of taxes (benefits)         (7)          8       60
                                  ----------  ---------  ---------
Net income                       $     683  $      702 $    806

------------------------------------------------------------------
Assets under management

Invested assets                  $  31,337  $   29,925 $ 34,036
Separate account assets             35,807      37,921   34,648
                                  ----------  ---------  ---------
Total                            $  67,144  $   67,846 $ 68,684
------------------------------------------------------------------

Premiums and fees and other revenues by product type were as follows for the year ended December 31:

------------------------------------------------------------------
(In millions)                    2000       1999           1998
------------------------------------------------------------------
Medical and Dental               $  4,793   $   4,388  $    3,566
Group Life                          1,118       1,282       1,363
Other                               1,271       1,014       1,181
------------------------------------------------------------------
------------------------------------------------------------------
Total                            $  7,182   $   6,684  $    6,110
------------------------------------------------------------------

Connecticut General's foreign activities, including premiums and fees, net income, translation adjustments, transaction losses and long-lived assets for the years ended and as of December 31, 2000, 1999 and 1998 were not material.

Note 12 - Related Party Transactions

Connecticut General has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by Connecticut General for this business were $1.4 billion at December 31, 2000 and $1.5 billion at December 31, 1999. Beginning in
2000, Connecticut General has also assumed the settlement annuity and group pension business written by CIGNA Life Insurance Company of New York (CLICNY), another affiliate. Reserves held by Connecticut General for this business were approximately $200 million at December 31, 2000.

Effective January 1, 1999, Connecticut General entered into a contract to assume certain accident and health business from CLICNY. Connecticut General assumed premiums of $602 million in 2000 and $439 million in 1999, and held reserves of $30 million at December 31, 2000 and $35 million at December 31, 1999.

Connecticut General cedes long-term disability business to LINA. Reinsurance recoverables from LINA were $747 million at December 31, 2000 and $787 million at December 31, 1999. In 1999, as part of this reinsurance arrangement, LINA paid an experience refund of $33 million on an after-tax basis to Connecticut
General related to the period 1992-1994.

Connecticut General has an arrangement with International Rehabilitation
Services Inc., an affiliate, to receive certain rehabilitation, utilization review and medical review services. The Company paid $94 million in 2000 and $70 million in 1999 for these services.

Connecticut General, along with other CIGNA subsidiaries, has entered into an arrangement with CIGNA Investments Inc., for investment advisory services. Fees paid by the Company during 2000 totaled $29 million and $30 million in 1999.

Connecticut General has an arrangement with CIGNA Health Corporation and its subsidiaries and affiliates to provide managed care provider networks and other administrative services for group health benefit plans insured or administered by the Company. Fees paid by the Company totaled $886 million in 2000 and $772 million in 1999.

Connecticut General had lines of credit available from affiliates totaling $600 million at December 31, 2000 and 1999. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was less than $1 million in 2000 and 1999.
In 1998, interest expense was $2 million. There were no borrowings outstanding under such lines at the end of 2000 or 1999.

Connecticut General had extended lines of credit to affiliates totaling $600 million at December 31, 2000 and 1999. All loans are payable upon demand with interest rates equivalent to CIGNA's short-term borrowing rate. There were no amounts outstanding as of December 31, 2000 or 1999.

Connecticut General, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of increasing earnings on short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. Connecticut General had balances in the Account of approximately $600 million at December 31, 2000 and $800 million at December 31, 1999.

CIGNA allocates to Connecticut General its share of operating expenses incurred at the corporate level. Connecticut General also allocates a portion of its operating expenses to affiliated companies for whom it performs certain administrative services.

Note 13 - Contingencies

A.       Financial Guarantees

Connecticut General is contingently liable for various financial guarantees provided in the ordinary course of business.

Connecticut General guarantees a minimum level of benefits for certain separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, Connecticut General is obligated to pay the difference.
As of December 31, 2000, Connecticut General guaranteed minimum benefits of $4.3 billion for separate account contracts, compared to $4.9 billion at the end of 1999. Connecticut General establishes a liability if management believes that Connecticut General will be required to make a payment under a separate account contract guarantee. No such liabilities were required as of December 31, 2000 or 1999. If Connecticut General becomes obligated to make payments as a result of these guarantees, those obligations may adversely affect Connecticut General's results of operations in future periods. However, management does not expect these guarantee obligations to have a material adverse effect on Connecticut
General's liquidity or financial condition.

The management fee that Connecticut General charges to separate accounts includes a guarantee fee. These fees are recognized in income as earned.

B.   Regulatory and Industry Developments

Connecticut General's businesses are subject to a changing social, economic, legal, legislative and regulatory environment. Some of the more significant current issues that may affect Connecticut General's businesses include:

o        initiatives to increase health care regulation;
o        efforts to expand tort liability of health plans;
o        lawsuits targeting many health care companies including CIGNA;
o initiatives to restrict insurance pricing and the application of underwriting standards; and
o        efforts to revise federal tax laws.

Health care regulation. Efforts continue in the federal and state legislatures and in the courts to increase regulation of the health care industry and change its operational practices. Regulatory and operational changes could have an adverse effect on Connecticut General's health care operations if they reduce marketplace competition and innovation or result in increased medical or administrative costs without improving the quality of care. Debate at the federal level over "managed care reform" and "patients' bill of rights" legislation is expected to continue.

Final privacy regulations under the Health Insurance Portability and Accountability Act of 1996 were issued in December 2000 but have been re-opened for public comment and possible revision. The regulations cover all aspects of the health care delivery system and address the use and disclosure of personally identifiable health care information. Compliance with the currently issued privacy regulations is required by mid-2003, and would require significant systems enhancements, training and administrative efforts.

Other regulatory changes that have been under consideration and that could have an adverse effect on Connecticut General's health care operations include:

o mandated benefits or services that increase costs without improving the quality of care;
o narrowing of the Employee Retirement Income Security Act of 1974 (ERISA) preemption of state tort laws;
o changes in ERISA regulations imposing increased administrative burdens and costs;
o restrictions on the use of prescription drug formularies;
o privacy legislation that interferes with the proper use of medical information for research, coordination of medical care and disease management;
  and
o proposed legislation that would exempt independent physicians from the antitrust laws.

The health care industry is under increasing scrutiny by various state and federal government agencies and may be subject to government efforts to bring criminal actions in circumstances that would previously have given rise only to civil or administrative proceedings.

Tax benefits for corporate life insurance. In 1996, Congress passed legislation implementing a three-year phase-out period for tax deductibility of policy loan interest for most leveraged corporate life insurance products. As a result, management expects revenues and operating income associated with these products to decline. In 2000, revenues of $297 million and operating income of $36 million were from products affected by this legislation.

Statutory accounting principles. In 1998, the NAIC adopted standardized statutory accounting principles. Connecticut, in which Connecticut General is domiciled, has adopted these principles effective as of January 1, 2001.
Connecticut General does not expect the implementation of these principles to materially impact its ability to make dividend payments (or other distributions) to CIGNA or to affect its capacity to meet obligations under insurance policies.

Insolvency funds. Many states maintain funds to pay the obligations of insolvent insurance companies. Regulators finance these funds by imposing assessments against insurance companies operating in the state. In some states, insurance companies can recover a portion of these assessments through a reduction in future premium taxes. Connecticut General recorded pre-tax charges for continuing operations of $2 million for 2000, $8 million for 1999 and $18 million for 1998, before giving effect to future premium tax recoveries, for insolvency fund and other insurance-related assessments that can be reasonably estimated.

C.       Class Action Lawsuits and Other Litigation

Connecticut General and/or its affiliates and several health care industry competitors are defendants in proposed class action lawsuits. These lawsuits allege violations under RICO and ERISA. In addition, Connecticut General is routinely involved in lawsuits arising, for the most part, in the ordinary course of the business of administering and insuring employee benefit programs.
The outcome of litigation is always uncertain. With the exception of certain reinsurance arbitration proceedings (the possible results of which are discussed in Note 9), Connecticut General does not believe that any legal proceedings currently threatened or pending involving Connecticut General will result in losses that would be material to results of operations, liquidity or financial condition.

        --------------------------------------------
        CG VARIABLE ANNUITY
        SEPARATE ACCOUNT

        FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000
        AND FOR THE PERIODS ENDED DECEMBER 31, 2000
        AND DECEMBER 31, 1999, AND INDEPENDENT
        AUDITORS' REPORTS

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Allstate Life Insurance Company and Contractholders of CG Variable Annuity Separate Account:

We have audited the accompanying statement of net assets of CG Variable Annuity Separate Account (the "Account") as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), and the related statements of operations for the periods then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the Account's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of CG Variable Annuity Separate Account as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts for the periods then ended and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 16, 2001

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------

      ASSETS
      Allocation to Sub-Accounts investing in the AIM Variable Insurance Funds:
          AIM V.I. Aggressive Growth,  106,899 shares (cost $1,790,636)               $      1,562,859
          AIM V.I. Balanced,  30,601 shares (cost $408,100)                                    381,592
          AIM V.I. Blue Chip,  121,222 shares (cost $1,204,959)                              1,112,817
          AIM V.I. Capital Appreciation, 9,867,060 shares (cost $162,495,577)              304,300,086
          AIM V.I. Capital Development,  53,714 shares (cost $710,083)                         697,741
          AIM V.I. Dent Demographics,  187,506 shares (cost $1,952,045)                      1,539,421
          AIM V.I. Diversified Income,  3,700,865 shares (cost $38,052,815)                 35,084,193
          AIM V.I. Global Utilities,  787,822 shares (cost $11,701,268)                     16,670,322
          AIM V.I. Government Securities,  1,630,957 shares (cost $17,488,557)              18,201,483
          AIM V.I. Growth,  7,685,587 shares (cost $122,169,111)                           190,756,230
          AIM V.I. Growth and Income,  5,340,112 shares (cost $82,266,700)                 139,857,519
          AIM V.I. High Yield,  25,069 shares (cost $205,324)                                  159,437
          AIM V.I. International Equity,  5,747,648 shares (cost $85,850,979)              115,642,664
          AIM V.I. Money Market,  31,418,863 shares (cost $31,418,863)                      31,418,863
          AIM V.I. Telecommunications,  30,998 shares (cost $889,547)                          574,397
          AIM V.I. Value,  13,734,386 shares (cost $215,735,148)                           375,086,042
                                                                                      ----------------

               Total Assets                                                           $  1,233,045,666
                                                                                      ================

      See notes to financial statements

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------



                                                                       AIM Variable Insurance Funds Sub-Accounts
                                                    ------------------------------------------------------------------------------

                                                       AIM V.I.                                       AIM V.I.        AIM V.I.
                                                      Aggressive       AIM V.I.        AIM V.I.        Capital          Capital
                                                      Growth (a)     Balanced (a)    Blue Chip (a)   Appreciation  Development (a)
                                                    --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                           $            -  $          706  $          197  $    8,653,503  $            -
Charges from Connecticut General Life Insurance
     Company:
     Mortality and expense risk                             (5,715)         (1,280)         (2,467)     (4,977,123)         (1,582)
     Administrative expense                                   (454)           (102)           (196)       (395,892)           (126)
                                                    --------------  --------------  --------------  --------------  --------------

         Net investment income (loss)                       (6,169)           (676)         (2,466)      3,280,488          (1,708)
                                                    --------------  --------------  --------------  --------------  --------------
NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
     Proceeds from sales                                   564,571          96,242          30,511      72,960,382         135,449
     Cost of investments sold                              623,752          99,998          32,173      30,853,621         143,528
                                                    --------------  --------------  --------------  --------------  --------------
         Net realized gains (losses)                       (59,181)         (3,756)         (1,662)     42,106,761          (8,079)
Change in unrealized gains (losses)                       (227,777)        (26,508)        (92,142)    (84,603,647)        (12,342)
                                                    --------------  --------------  --------------  --------------  --------------
         Net realized and unrealized gains
              (losses) on investments                     (286,958)        (30,264)        (93,804)    (42,496,886)        (20,421)
                                                    --------------  --------------  --------------  --------------  --------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS                                $     (293,127) $      (30,940) $      (96,270) $  (39,216,398) $      (22,129)
                                                    ==============  ==============  ==============  ==============  ==============

(a) For the Period Beginning May 25, 2000 and Ended December 31, 2000

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------------------------------------------------


                                                                  AIM Variable Insurance Funds Sub-Accounts
                                                   ----------------------------------------------------------------------

                                                       AIM V.I.           AIM V.I.          AIM V.I.        AIM V.I.
                                                         Dent           Diversified          Global         Government
                                                   Demographics (a)       Income           Utilities        Securities
                                                   ----------------  ----------------  ----------------  ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                          $             18  $      2,207,249  $        849,490  $        844,952
Charges from Connecticut General Life Insurance
     Company:
     Mortality and expense risk                              (6,070)         (510,834)         (248,812)         (235,960)
     Administrative expense                                    (483)          (40,632)          (19,791)          (18,768)
                                                   ----------------  ----------------  ----------------  ----------------
         Net investment income (loss)                        (6,535)        1,655,783           580,887           590,224
                                                   ----------------  ----------------  ----------------  ----------------
NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
     Proceeds from sales                                     58,028        15,488,113         5,263,799         6,767,382
     Cost of investments sold                                63,231        16,008,792         3,129,215         6,579,185
                                                   ----------------  ----------------  ----------------  ----------------
         Net realized gains (losses)                         (5,203)         (520,679)        2,134,584           188,197
Change in unrealized gains (losses)                        (412,624)       (1,470,430)       (3,348,674)          754,993
                                                   ----------------  ----------------  ----------------  ----------------
         Net realized and unrealized gains
              (losses) on investments                      (417,827)       (1,991,109)       (1,214,090)          943,190
                                                   ----------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS                               $       (424,362) $       (335,326) $       (633,203) $      1,533,414
                                                   ================  ================  ================  ================


                                                   AIM Variable Insurance Funds Sub-Accounts
                                                   -----------------------------------------


                                                                  AIM V.I.
                                                                   Growth
                                                              ----------------
NET INVESTMENT INCOME (LOSS)
Dividends                                                     $      6,521,821
Charges from Connecticut General Life Insurance
     Company:
     Mortality and expense risk                                     (3,403,064)
     Administrative expense                                           (270,684)
                                                              ----------------
         Net investment income (loss)                                2,848,073
                                                              ----------------
NET REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
     Proceeds from sales                                            54,807,458
     Cost of investments sold                                       26,273,154
                                                              ----------------
         Net realized gains (losses)                                28,534,304
Change in unrealized gains (losses)                                (84,279,427)
                                                              ----------------
         Net realized and unrealized gains
              (losses) on investments                              (55,745,123)
                                                              ----------------
INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS                                          $    (52,897,050)
                                                              ================


(a) For the Period Beginning May 25, 2000 and Ended December 31, 2000

See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------



                                                                    AIM Variable Insurance Funds Sub-Accounts
                                                       -------------------------------------------------------------------

                                                         AIM V.I.                            AIM V.I.          AIM V.I.
                                                        Growth and       AIM V.I. High    International         Money
                                                          Income           Yield (a)          Equity            Market
                                                       -------------     -------------    -------------      -------------
NET INVESTMENT INCOME (LOSS)
Dividends                                              $   4,409,935     $      20,551    $   7,917,666      $   2,064,397
Charges from Connecticut General Life Insurance
  Company:
  Mortality and expense risk                              (2,242,777)             (502)      (1,988,129)          (457,615)
  Administrative expense                                    (178,393)              (40)        (158,138)           (36,400)
                                                       -------------     -------------    -------------      -------------
    Net investment income (loss)                           1,988,765            20,009        5,771,399          1,570,382
                                                       -------------     -------------    -------------      -------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
  Proceeds from sales                                     35,778,369               548       37,078,722         54,241,203
  Cost of investments sold                                17,109,265               624       20,978,696         54,241,203
                                                       -------------     -------------    -------------      -------------
    Net realized gains (losses)                           18,669,104               (76)      16,100,026                  -

Change in unrealized gains (losses)                      (47,335,243)          (45,887)     (70,414,803)                 -
                                                       -------------     -------------    -------------      -------------
    Net realized and unrealized gains
         (losses) on investments                         (28,666,139)          (45,963)     (54,314,777)                 -
                                                       -------------     -------------    -------------      -------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                      $ (26,677,374)    $     (25,954)   $ (48,543,378)     $   1,570,382
                                                       =============     =============    =============      =============

(a) For the Period Beginning May 25, 2000 and Ended December 31, 2000


See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
---------------------------------------------------------------------------------------------------


                                                               AIM Variable Insurance Funds
                                                                      Sub-Accounts
                                                       -------------------------------------------

                                                         IM V.I. Tele-               AIM V.I.
                                                       communications (a)              Value
                                                       ------------------       ------------------
 NET INVESTMENT INCOME (LOSS)
 Dividends                                             $           58,480       $       17,222,777
 Charges from Connecticut General Life Insurance
   Company:
   Mortality and expense risk                                      (2,790)              (6,054,873)
   Administrative expense                                            (222)                (481,612)
                                                       ------------------       ------------------

    Net investment income (loss)                                   55,468               10,686,292
                                                       ------------------       ------------------


 NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
 Realized gains (losses) from sales of investments:
   Proceeds from sales                                            349,448              106,226,279
   Cost of investments sold                                       428,904               49,561,722
                                                       ------------------       ------------------

    Net realized gains (losses)                                   (79,456)              56,664,557

 Change in unrealized gains (losses)                             (315,150)            (141,646,436)
                                                       ------------------       ------------------

    Net realized and unrealized gains
         (losses) on investments                                 (394,606)             (84,981,879)
                                                       ------------------       ------------------


 INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                     $         (339,138)      $      (74,295,587)
                                                       ==================       ==================

(a) For the Period Beginning May 25, 2000 and Ended December 31, 2000

 See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                AIM Variable Insurance Funds Sub-Accounts
                                     ---------------------------------------------------------------------------------------------
                                       AIM V.I.
                                      Aggressive     AIM V.I.       AIM V.I.                                      AIM V.I. Capital
                                       Growth        Balanced       Blue Chip    AIM V.I. Capital Appreciation      Development
                                     -----------    -----------    -----------   -----------------------------    ----------------

                                       2000 (a)       2000 (a)       2000 (a)        2000             1999            2000 (a)
                                     -----------    -----------    -----------   ------------     ------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)         $    (6,169)   $      (676)   $    (2,466)  $  3,280,488     $  4,153,735    $         (1,708)
Net realized gains (losses)              (59,181)        (3,756)        (1,662)    42,106,761       34,719,009              (8,079)
Change in unrealized gains (losses)     (227,777)       (26,508)       (92,142)   (84,603,647)      84,979,856             (12,342)
                                     -----------    -----------    -----------   ------------     ------------    ----------------

Increase (decrease) in net assets
   from operations                      (293,127)       (30,940)       (96,270)   (39,216,398)     123,852,600             (22,129)
                                     -----------    -----------    -----------   ------------     ------------    ----------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                  80,128              -         15,000      2,157,566        2,431,546               1,000
Benefit payments and withdrawals          (6,150)        (9,829)        (6,166)   (68,520,038)     (47,694,873)               (582)
Annuity account fee                         (654)          (111)          (202)      (111,199)        (108,345)               (112)
Transfers among the sub-accounts
   and with the Fixed Account - net    1,782,662        422,472      1,200,455      8,208,036      (23,727,110)            719,564
                                     -----------    -----------    -----------   ------------     ------------    ----------------

Increase (decrease) in net assets
   from capital transactions           1,855,986        412,532      1,209,087    (58,265,635)     (69,098,782)            719,870
                                     -----------    -----------    -----------   ------------     ------------    ----------------

INCREASE (DECREASE) IN NET ASSETS      1,562,859        381,592      1,112,817    (97,482,033)      54,753,818             697,741

NET ASSETS AT BEGINNING OF PERIOD              -              -              -    401,782,119      347,028,301                   -
                                     -----------    -----------    -----------   ------------     ------------    ----------------


NET ASSETS AT END OF PERIOD          $ 1,562,859    $   381,592    $ 1,112,817   $304,300,086     $401,782,119    $        697,741
                                     ===========    ===========    ===========   ============     ============    ================


(a) For the Period Beginning May 25, 2000 and Ended December 31, 2000



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------------------


                                                            AIM Variable Insurance Funds Sub-Accounts
                                        ----------------------------------------------------------------------------------
                                        AIM V.I. Dent
                                        Demographics       AIM V.I. Diversified Income         AIM V.I. Global Utilities
                                        -------------     -----------------------------      -----------------------------
                                           2000 (a)          2000             1999               2000           1999
                                        -------------     -------------   -------------      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)            $      (6,535)    $   1,655,783   $   2,290,571      $     580,887   $      78,055
Net realized gains (losses)                    (5,203)         (520,679)        809,799          2,134,584       1,166,621
Change in unrealized gains (losses)          (412,624)       (1,470,430)     (4,912,266)        (3,348,674)      3,653,909
                                        -------------     -------------   -------------      -------------   -------------

Increase (decrease) in net assets
   from operations                           (424,362)         (335,326)     (1,811,896)          (633,203)      4,898,585
                                        -------------     -------------   -------------      -------------   -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                       60,000           373,526         901,759             75,027          66,713
Benefit payments and withdrawals                 (909)       (9,150,770)     (7,856,193)        (3,046,358)     (2,423,428)
Annuity account fee                              (292)          (10,157)        (10,355)            (4,486)         (4,025)
Transfers among the sub-accounts
   and with the Fixed Account - net         1,904,984        (3,148,303)     (5,859,429)           453,162       1,073,952
                                        -------------     -------------   -------------      -------------   -------------

Increase (decrease) in net assets
   from capital transactions                1,963,783       (11,935,704)    (12,824,218)        (2,522,655)     (1,286,788)
                                        -------------     -------------   -------------      -------------   -------------

INCREASE (DECREASE) IN NET ASSETS           1,539,421       (12,271,030)    (14,636,114)        (3,155,858)      3,611,797

NET ASSETS AT BEGINNING OF PERIOD                   -        47,355,223      61,991,337         19,826,180      16,214,383
                                        -------------     -------------   -------------      -------------   -------------

NET ASSETS AT END OF PERIOD             $   1,539,421     $  35,084,193   $  47,355,223      $  16,670,322   $  19,826,180
                                        =============     =============   =============      =============   =============

(a) For the Period Beginning May 25, 2000 and Ended December 31, 2000



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------


                                                              AIM Variable Insurance Funds Sub-Accounts
                                       -------------------------------------------------------------------------------------------

                                       AIM V.I. Government Securities          AIM V.I. Growth         AIM V.I. Growth and Income
                                       ------------------------------   ---------------------------   ----------------------------

                                            2000              1999          2000            1999          2000            1999
                                       -------------     ------------   ------------    ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)           $     590,224     $    354,176   $  2,848,073    $  6,894,914   $  1,988,765   $   (724,918)
Net realized gains (losses)                  188,197          518,524     28,534,304      20,308,857     18,669,104     13,713,505
Change in unrealized gains (losses)          754,993       (1,659,421)   (84,279,427)     48,298,080    (47,335,243)    37,214,762
                                       -------------     ------------   ------------    ------------   ------------   ------------

Increase (decrease) in net assets
   from operations                         1,533,414         (786,721)   (52,897,050)     75,501,851    (26,677,374)    50,203,349
                                       -------------     ------------   ------------    ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                      57,714          333,235      1,355,493       2,090,037      1,397,027      1,427,255
Benefit payments and withdrawals          (4,325,588)      (5,678,531)   (49,817,419)    (34,596,425)   (26,334,228)   (22,123,421)
Annuity account fee                           (4,442)          (4,411)       (60,869)        (63,156)       (43,914)       (42,925)
Transfers among the sub-accounts
   and with the Fixed Account - net         (418,966)         179,734      2,268,030       3,357,321     (5,157,680)       572,737
                                       -------------     ------------   ------------    ------------   ------------   ------------

Increase (decrease) in net assets
   from capital transactions              (4,691,282)      (5,169,973)   (46,254,765)    (29,212,223)   (30,138,795)   (20,166,354)
                                       -------------     ------------   ------------    ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS         (3,157,868)      (5,956,694)   (99,151,815)     46,289,628    (56,816,169)    30,036,995

NET ASSETS AT BEGINNING OF PERIOD         21,359,351       27,316,045    289,908,045     243,618,417    196,673,688    166,636,693
                                       -------------     ------------   ------------    ------------   ------------   ------------

NET ASSETS AT END OF PERIOD            $  18,201,483     $ 21,359,351   $190,756,230    $289,908,045   $139,857,519   $196,673,688
                                       -------------     ------------   ------------    ------------   ------------   ------------




See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------


                                                              AIM Variable Insurance Funds Sub-Accounts
                                       --------------------------------------------------------------------------------------

                                         AIM V.I.
                                        High Yield       AIM V.I. International Equity            AIM V.I. Money Market
                                       -----------      --------------------------------      -------------------------------

                                         2000 (a)           2000               1999               2000              1999
                                       -----------      -------------      -------------      -------------     -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)           $    20,009      $   5,771,399      $   4,460,066      $   1,570,382     $   1,631,633
Net realized gains (losses)                    (76)        16,100,026         12,948,979                  -                 -
Change in unrealized gains (losses)        (45,887)       (70,414,803)        51,632,116                  -                 -
                                       -----------      -------------      -------------      -------------     -------------

Increase (decrease) in net assets
   from operations                         (25,954)       (48,543,378)        69,041,161          1,570,382         1,631,633
                                       -----------      -------------      -------------      -------------     -------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                         -            925,128          1,267,151            551,029           712,067
Benefit payments and withdrawals                 -        (32,335,916)       (20,414,580)       (24,515,837)      (32,257,812)
Annuity account fee                             (8)           (37,391)           (42,301)            (7,376)          (11,170)
Transfers among the sub-accounts
   and with the Fixed Account - net        185,399            992,465         (7,563,407)         5,291,398        33,632,508
                                       -----------      -------------      -------------      -------------     -------------

Increase (decrease) in net assets
   from capital transactions               185,391        (30,455,714)       (26,753,137)       (18,680,786)        2,075,593
                                       -----------      -------------      -------------      -------------     -------------

INCREASE (DECREASE) IN NET ASSETS          159,437        (78,999,092)        42,288,024        (17,110,404)        3,707,226

NET ASSETS AT BEGINNING OF PERIOD                -        194,641,756        152,353,732         48,529,267        44,822,041
                                       -----------      -------------      -------------      -------------     -------------

NET ASSETS AT END OF PERIOD            $   159,437      $ 115,642,664      $ 194,641,756      $  31,418,863     $  48,529,267
                                       ===========      =============      =============      =============     =============



(a) For the Period Beginning May 25, 2000 and Ended December 31, 2000



See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------

                                                AIM Variable Insurance Funds Sub-Accounts
                                           ----------------------------------------------------

                                            AIM V.I. Tele-
                                            communications               AIM V.I. Value
                                           ---------------    ---------------------------------

                                               2000 (a)           2000                1999
                                           ---------------    -------------       -------------

  INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
  Net investment income (loss)             $        55,468    $  10,686,292       $   2,323,237
  Net realized gains (losses)                      (79,456)      56,664,557          42,156,425
  Change in unrealized gains (losses)             (315,150)    (141,646,436)         83,245,135
                                           ---------------    -------------       -------------

  Increase (decrease) in net assets
    from operations                               (339,138)     (74,295,587)        127,724,797
                                           ---------------    -------------       -------------

  INCREASE (DECREASE) IN NET ASSETS
  FROM CAPITAL TRANSACTIONS
  Deposits                                           3,000        2,287,140           4,014,717
  Benefit payments and withdrawals                 (78,802)     (84,528,368)        (71,834,644)
  Annuity account fee                                 (125)        (128,833)           (132,639)
  Transfers among the sub-accounts
     and with the Fixed Account - net              989,462      (15,067,230)         (2,280,086)
                                           ---------------    -------------       -------------

  Increase (decrease) in net assets
     from capital transactions                     913,535      (97,437,291)        (70,232,652)
                                           ---------------    -------------       -------------

  INCREASE (DECREASE) IN NET ASSETS                574,397     (171,732,878)         57,492,145

  NET ASSETS AT BEGINNING OF PERIOD                      -      546,818,920         489,326,775
                                           ---------------    -------------       -------------

  NET ASSETS AT END OF PERIOD              $       574,397    $ 375,086,042       $ 546,818,920
                                           ===============    =============       =============


   (a) For the Period Beginning May 25, 2000 and Ended December 31, 2000



  See notes to financial statements.

CG VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


1.    ORGANIZATION

      CG Variable Annuity Separate Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Connecticut General Life Insurance Company ("CG Life"). The assets of the Account are legally segregated from those of CG Life.

      Effective January 1, 1998, CG Life contracted the administrative servicing obligations of its individual variable annuity business to the Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York ("Lincoln Companies"). Effective September 1, 1998, the Lincoln Companies subcontracted the administrative servicing obligations of the variable annuity business included in the Account to Allstate Life Insurance Company ("Allstate Life") and Allstate Life Insurance Company of New York ("Allstate New York"). Although CG Life is responsible for all policy terms and conditions, Allstate Life and Allstate New York are responsible for servicing the individual annuity contracts, including the payment of benefits, oversight of investment management and contract administration. These services were transitioned from the Lincoln Companies on April 12, 1999.

      CG Life issues the AIM/CIGNA Heritage Variable Annuity contract, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein CG Life contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the AIM Variable Insurance Funds (collectively the "Funds").

          AIM V.I. Aggressive Growth             AIM V.I. Government Securities
          AIM V.I. Balanced                      AIM V.I. Growth
          AIM V.I. Blue Chip                     AIM V.I. Growth and Income
          AIM V.I. Capital Appreciation          AIM V.I. High Yield
          AIM V.I. Capital Development           AIM V.I. International Equity
          AIM V.I. Dent Demographics             AIM V.I. Money Market
          AIM V.I. Diversified Income            AIM V.I. Telecommunications
          AIM V.I. Global Utilities              AIM V.I. Value

      CG Life provides insurance and administrative services to the contractholders for a fee. CG Life also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. CG Life has sole discretion to invest the assets of the Fixed Account, subject to applicable law.



2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

--------------------------------------------------------------------------------

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

      REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis.

      FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of CG Life. CG Life is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

      USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

      RECLASSIFICATION - To conform with the 2000 presentation, certain amounts in the prior year's financial statements have been reclassified.


3.    EXPENSES

      MORTALITY AND EXPENSE RISK CHARGE - CG Life assumes mortality and expense risks related to the operations of the Account and deducts charges daily at a rate equal to 1.25% per annum of the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

      ADMINISTRATIVE EXPENSE CHARGE - CG Life deducts administrative expense charges daily at a rate equal to .10% per annum of the average daily net assets of the Account.

      ANNUITY ACCOUNT FEE - CG Life deducts an annual maintenance charge of $35 on the last valuation date of each calendar year. This charge will be waived if total deposits are $100,000 or more on the last valuation date of that year.

--------------------------------------------------------------------------------


4.    UNITS OUTSTANDING AND ACCUMULATION UNIT VALUES

      (Units in whole amounts)

                                                       Units Outstanding        Accumulation Unit Value
                                                       December 31, 2000           December 31, 2000
                                                       -----------------        ------------------------
       Investments in the AIM Variable Insurance
         Funds Sub-Accounts:
            AIM V.I. Aggressive Growth                           110,431                $      14.15
            AIM V.I. Balanced                                     30,689                       12.43
            AIM V.I. Blue Chip                                   126,000                        8.83
            AIM V.I. Capital Appreciation                      9,971,533                       30.52
            AIM V.I. Capital Development                          55,567                       12.56
            AIM V.I. Dent Demographics                           194,934                        7.90
            AIM V.I. Diversified Income                        2,628,864                       13.35
            AIM V.I. Global Utilities                            688,344                       24.22
            AIM V.I. Government Securities                     1,368,557                       13.30
            AIM V.I. Growth                                    6,760,943                       28.21
            AIM V.I. Growth and Income                         5,064,010                       27.62
            AIM V.I. High Yield                                   20,047                        7.95
            AIM V.I. International Equity                      5,561,441                       20.79
            AIM V.I. Money Market                              2,429,069                       12.93
            AIM V.I. Telecommunications                           28,437                       20.20
            AIM V.I. Value                                    12,398,161                       30.25